File Nos.  33-64465
                                                                   811-07437
  ---------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

                          Pre-Effective Amendment No.                      [ ]

                          Post-Effective Amendment No. 13                  [ ]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]

                                 Amendment No. 13                          [X]
                       (Check appropriate box or boxes.)
                                 -------------
                         John Hancock Declaration Trust
               (Exact Name of Registrant as Specified in Charter)

                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
                    (Address of Principal Executive Offices)

              Registrant's Telephone Number, including Area Code:
                                 (617) 375-1760
                                 -------------
                                 SUSAN S. NEWTON
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
                    (Name and Address of Agent for Service)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective:
( ) immediately upon filing pursuant to paragraph (b) of Rule 485
( ) On (date) pursuant to paragraph (b) of Rule 485
( ) 75 days after filing pursuant to paragraph (a) of Rule 485
(X) on May 1, 2001 pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective admendment.

                                                                    John Hancock
                                                               Declaration Funds

                                                                      Prospectus


                                                                     May 1, 2001


--------------------------------------------------------------------------------

VARIABLE                                                                  Equity
VA00P 5/01                                                 V.A. Core Equity Fund
Draft 2/16/01                                                V.A. 500 Index Fund
                                                      V.A. Large Cap Growth Fund
                                                        V.A. Mid Cap Growth Fund
                                                        V.A. Relative Value Fund
                                                      V.A. Small Cap Growth Fund
                                                   V.A. Sovereign Investors Fund

                                                                   International
                                                         V.A. International Fund

                                                                          Sector
                                                  V.A. Financial Industries Fund
                                                         V.A. Regional Bank Fund

                                                                          Income
                                                                  V.A. Bond Fund
                                                       V.A. High Yield Bond Fund
                                                          V.A. Money Market Fund
                                                      V.A. Strategic Income Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


                                                        [LOGO] John Hancock(R)
                                                      --------------------------
                                                          JOHN HANCOCK FUNDS

Contents

--------------------------------------------------------------------------------

General information about        Overview                                      3
the Declaration funds.

A fund-by-fund summary           Equity
of goals, strategies, risks,       V.A. Core Equity Fund                       4
performance and financial          V.A. 500 Index Fund                         6
highlights.                        V.A. Large Cap Growth Fund                  8
                                   V.A. Mid Cap Growth Fund                   10
                                   V.A. Relative Value Fund                   12
                                   V.A. Small Cap Growth Fund                 14
                                   V.A. Sovereign Investors Fund              16

                                 International
                                   V.A. International Fund                    18

                                 Sector
                                   V.A. Financial Industries Fund             20
                                   V.A. Regional Bank Fund                    22

                                 Income
                                   V.A. Bond Fund                             24
                                   V.A. High Yield Bond Fund                  26
                                   V.A. Money Market Fund                     28
                                   V.A. Strategic Income Fund                 30

Transaction policies and         Account information
other information affecting
your fund investment.            Buying and selling fund shares               32
                                 Valuing fund shares                          32
                                 Fund expenses                                32
                                 Dividends and taxes                          32

Further information on the       Fund details
Declaration funds.
                                 Business structure                           33

                                 For more information                 back cover

Overview

--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art]  Main risks  The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Financial highlights A table showing the fund's financial performance for up to five years.

JOHN HANCOCK DECLARATION FUNDS

These funds offer investment choices for the variable annuity and variable life insurance contracts of certain insurance companies. You should read this prospectus together with the attached prospectus of the insurance product you are considering.

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock Declaration funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

V.A. Core Equity Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund normally invests at least 65% of assets in a diversified portfolio of equities which are primarily large-capitalization stocks. The portfolio's risk profile is similar to that of the Standard & Poor's 500 Stock Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 70% to 80% of these companies also are included in the Standard & Poor's 500 Stock Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/ return analysis against the Standard & Poor's 500 Stock Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks. The fund may invest in dollar-denominated foreign securities and make limited use of certain derivatives (investments whose value is based on indices or securities).

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

SUBADVISER

Independence Investment Associates, Inc.
-----------------------------------------
Team responsible for day-to-day
  investment management

A subsidiary of John Hancock
  Financial Services, Inc.

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                               1997      1998     1999     2000
                                              30.68%    28.42%   13.89%

2001 total return as of March 31: x.xx%
Best quarter: Q4 '98, 23.16%
Worst quarter: Q3 '98, -13.01%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                               Fund       Index
1 year                                                         13.89%     21.03%
Life of fund - began 8/29/96                                   25.52%     28.79%

Index:  Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.


Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by _______________________.


------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                12/96(1)     12/97     12/98     12/99     12/00
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                         $10.00      $11.11    $14.11    $17.74
Net investment income (loss)(2)                                                0.06        0.16      0.10      0.09
Net realized and unrealized gain (loss) on investments                         1.12        3.23      3.90      2.36
Total from investment operations                                               1.18        3.39      4.00      2.45
Less distributions:
  Dividends from net investment income                                        (0.06)      (0.14)    (0.10)    (0.09)
  Distributions in excess of net investment income                               --          --        --     (0.00)(3)
  Distributions from net realized gain on investments sold                    (0.01)      (0.25)    (0.27)    (0.40)
  Total distributions                                                         (0.07)      (0.39)    (0.37)    (0.49)
Net asset value, end of period                                               $11.11      $14.11    $17.74    $19.70
Total investment return at net asset value(4) (%)                             11.78(5)    30.68     28.42     13.89
Total adjusted investment return at net asset value(4,6) (%)                  10.66(5)    30.04        --        --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                  1,149       8,719    26,691    44,991
Ratio of expenses to average net assets (%)                                    0.95(7)     0.95      0.95      0.83
Ratio of adjusted expenses to average net assets(8) (%)                        4.23(7)     1.59        --        --
Ratio of net investment income (loss) to average net assets (%)                1.60(7)     1.24      0.65      0.47
Ratio of adjusted net investment income (loss) to average net assets(8) (%)   (1.68)(7)    0.60        --        --
Portfolio turnover rate (%)                                                      24          53        55        77
Fee reduction per share(2) ($)                                                 0.12        0.08        --        --


(1) Began operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Assumes dividend reinvestment.
(5) Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7) Annualized.
(8) Unreimbursed, without fee reduction.

V.A. 500 Index Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks to provide investment results that correspond to the total return performance of the Standard & Poor's 500 Stock Price Index. To pursue this goal, the fund normally invests at least 80% of assets in common stocks of S&P 500(R) companies, in approximately the same proportions as they are represented in the index.


This fund is passively managed, meaning that the manager does not use any broad economic or fundamental financial analysis to select investments. The manager monitors the portfolio daily and rebalances periodically to maintain the proportions of the index. The fund also invests in futures contracts, exchange traded funds and options based on S&P 500 stocks.


Under normal circumstances, the fund is fully invested -- directly or through futures and options contracts -- in all 500 stocks represented in the index. It may, however, invest in fewer stocks or in stocks of non-S&P 500 companies. The fund normally maintains less than 1% of assets in cash or cash equivalents.

================================================================================

PORTFOLIO MANAGER


James D. Schantz, CFA
-----------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Executive vice president and
 director of quantitative research
 at Hagler, Mastrovita & Hewitt
 (1994-1998)
Began business career in 1970


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                             1997      1998      1999      2000
                                            29.51%    28.44%    20.81%

2001 total return as of March 31: x.xx%
Best quarter: Q4 '98, 21.39%
Worst quarter: Q3 '98, -10.01%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                     20.81%       21.03%
Life of fund - began 8/29/96                               27.32%       28.79%

Index:  Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate with the index. The fund does not attempt to temper volatility or avoid losses associated with a decline in the index. The large-capitalization stocks that make up the index could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.


Certain investment practices may cause the fund to track the index less closely:

o     Transaction expenses can reduce fund performance.

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.


o The performance of S&P futures, exchange traded funds or options could correlate less strongly with the index than investments in the underlying securities.


o The relative proportions of stocks in the fund's portfolio could drift over time, which could increase tracking error.

Other factors may affect performance, such as the liquidity of S&P 500 stocks and the timing of the fund's cash flows. You could lose money by investing in the fund.

Note: "Standard & Poor's(R)" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the adviser. Standard & Poor's does not sell or promote the fund or advise whether you should invest in the fund. A description of this license is provided in the statement of additional information.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by ______________________.


------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                 12/96(1)   12/97     12/98     12/99     12/00
------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                         $10.00      $10.44    $12.62    $15.23
Net investment income (loss)(2)                                                0.17        0.30      0.20      0.17
Net realized and unrealized gain (loss) on investments and financial
 futures contracts                                                             0.98        2.72      3.37      2.98
Total from investment operations                                               1.15        3.02      3.57      3.15
Less distributions:
  Dividends from net investment income                                        (0.16)      (0.30)    (0.20)    (0.17)
  Distributions from net realized gain on investments sold and financial
   futures contracts                                                          (0.55)      (0.54)    (0.76)    (0.11)
  Distributions in excess of net realized gain on investments sold and
   financial futures contracts                                                   --          --        --     (0.01)
  Total distributions                                                         (0.71)      (0.84)    (0.96)    (0.29)
Net asset value, end of period                                               $10.44      $12.62    $15.23    $18.09
Total investment return at net asset value(3) (%)                             11.49(4)    29.51     28.44     20.81
Total adjusted investment return at net asset value(3,5) (%)                  11.25(4)    29.04     27.87     20.41
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                  4,049      20,008    26,457    37,953
Ratio of expenses to average net assets (%)                                    0.60(6)     0.36      0.35      0.35
Ratio of adjusted expenses to average net assets(7) (%)                        1.31(6)     0.83      0.92      0.75
Ratio of net investment income (loss) to average net assets (%)                4.57(6)     2.45      1.44      1.06
Ratio of adjusted net investment income (loss) to average net assets(7) (%)    3.86(6)     1.98      0.87      0.66
Portfolio turnover rate (%)                                                      --           9        47         5
Fee reduction per share(2) ($)                                                 0.03        0.06      0.07      0.07


(1)   Began operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Assumes dividend reinvestment.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.

V.A. Large Cap Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of large-capitalization companies (companies in the capitalization range of the Russell Top 200 Growth Index, which was $xx million to $xx billion as of March 31, 2001).


In choosing individual stocks, the managers use fundamental financial analysis to identify companies with:

o     strong cash flows

o     secure market franchises

o     sales growth that outpaces their industries


The fund generally invests in a diversified portfolio of U.S. companies. The fund has tended to emphasize, or overweight, certain sectors such as health care, technology or consumer goods. These weightings may change in the future.


The management team uses various means to assess the depth and stability of companies' senior management, including interviews and company visits. The fund favors companies for which the managers project an above-average growth rate.

The fund may invest in preferred stocks and other types of equities, and may invest up to 15% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS


William L. Braman
----------------------------------
Executive vice president and chief
  investment officer of adviser
Joined fund team in 2000
Joined adviser in 2000
Chief investment officer
  at Baring Asset Management
  (London 1998-2000)
Head of U.S. equity team at
  Baring Asset Management
  (Boston 1989-1998)
Began business career in 1977

Robert J. Uek, CFA
----------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 1997
Corporate finance manager
  at Ernst & Young (1994-1997)
Began business career in 1990


================================================================================

PAST PERFORMANCE

{Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                              1997      1998      1999    2000
                                             14.27%    24.60%    20.71%

2001 total return as of March 31: x.xx%
Best quarter: Q3 '97, 22.53%
Worst quarter: Q1 '97, -15.55%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                              Fund         Index 1      Index 2
1 year                                        20.71%       21.03%
Life of fund - began 8/29/96                  15.41%       28.79%

Index 1: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks. Index 2: Russell Top 200 Growth Index, an unmanaged index containing growth-oriented stocks from the Russell Top 200 Index.

In the future, the adviser will compare the fund's performance only to the Russell Top 200 Growth Index since it more closely represents the fund's investment strategy.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.


The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by ___________________________.


---------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                12/96(1)      12/97       12/98       12/99   12/00
---------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                          $10.00       $9.39      $10.73      $13.37
Net investment income (loss)(2)                                                (0.01)      (0.04)      (0.00)(3)   (0.04)
Net realized and unrealized gain (loss) on investments                         (0.60)       1.38        2.64        2.80
Total from investment operations                                               (0.61)       1.34        2.64        2.76
Less distributions:
  Distributions from net realized gain on investments sold                        --          --          --       (0.36)
Net asset value, end of period                                                 $9.39      $10.73      $13.37      $15.77
Total investment return at net asset value(4) (%)                              (6.10)(5)   14.27       24.60       20.71
Total adjusted investment return at net asset value(4,6) (%)                   (7.39)(5)   12.90       24.27       20.69
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                     994       3,733      10,372      21,872
Ratio of expenses to average net assets (%)                                     1.00(7)     1.00        1.00        1.00
Ratio of adjusted expenses to average net assets(8) (%)                         4.76(7)     2.37        1.33        1.02
Ratio of net investment income (loss) to average net assets (%)                (0.23)(7)   (0.39)      (0.00)      (0.25)
Ratio of adjusted net investment income (loss) to average net assets(8) (%)    (3.99)(7)   (1.76)      (0.33)      (0.27)
Portfolio turnover rate (%)                                                       68         136         176         172
Fee reduction per share(2) ($)                                                  0.13        0.13        0.04        0.00(3)


(1)   Began operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Less than $0.01 per share.
(4)   Assumes dividend reinvestment.
(5)   Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8)   Unreimbursed, without fee reduction.

V.A. Mid Cap Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of medium-capitalization companies (companies in the capitalization range of the Russell Midcap Growth Index, which was $xx million to $xx billion as of March 31, 2001).


The manager conducts fundamental financial analysis to identify companies with above-average earnings growth.

In choosing individual securities, the manager looks for companies with growth stemming from a combination of gains in market share and increasing operating efficiency. Before investing, the manager identifies a specific catalyst for growth, such as a new product, business reorganization or merger.

The management team generally maintains personal contact with the senior management of the companies the fund invests in.

The manager considers broad economic trends, demographic factors, technological changes, consolidation trends and legislative initiatives.

The fund generally invests in more than 100 companies. The fund may not invest more than 5% of assets in any one security.

The fund may invest up to 10% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indices or currencies).

In abnormal conditions, the fund may temporarily invest in U.S.
government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGER


Barbara C. Friedman, CFA
----------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1998
Head of mid-cap equity group
 at Fleet Investment Advisors
 (1996-1997)
Began business career in 1973

Timothy N. Manning
----------------------------------
Joined fund team in 2000
Joined adviser in 2000
Analyst at State Street Research
 (1999-2000)
Equity research associate at
 State Street Research (1996-1999)
Began business career in 1993


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                     1998      1999      2000
                                                    10.35%    56.18%

2001 total return as of March 31: x.xx%
Best quarter: Q4 '99, 41.78%
Worst quarter: Q3 '98, -19.74%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                              Fund         Index 1      Index 2
1 year                                        56.18%       21.03%       51.29%
Life of fund - began 1/7/98                   31.63%       25.23%       20.08%


Index 1: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks. Index 2: Russell Midcap Growth Index, an unmanaged index containing those stocks from the Russell Midcap Index with a greater-than-average growth orientation.

MAIN RISKS


[Clip Art] The value of your investment will fluctuate in response to stock market movements.


The fund's management strategy has a significant influence on fund performance. Medium-capitalization stocks tend to be more volatile than stocks of larger companies, and as a group could fall out of favor with the market, causing the fund to underperform investments that focus either on small- or large-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by ________________________.


----------------------------------------------------------------------------------------------------------------
Period ended:                                                                 12/98(1)     12/99        12/00
----------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                          $10.00       $11.03
Net investment income (loss)(2)                                                 0.01        (0.03)
Net realized and unrealized gain (loss) on investments                          1.03         6.23
Total from investment operations                                                1.04         6.20
Less distributions:
  Dividends from net investment income                                         (0.01)          --
  Distributions from net realized gain on investments sold                        --        (0.02)
  Tax return of capital                                                        (0.00)(3)       --
  Total distributions                                                          (0.01)       (0.02)
Net asset value, end of period                                                $11.03       $17.21
Total investment return at net asset value(4) (%)                              10.35(6)     56.18
Total adjusted investment return at net asset value(4,5) (%)                    7.17(6)     54.82
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                   1,779        6,363
Ratio of expenses to average net assets (%)                                     1.00(7)      1.00
Ratio of adjusted expenses to average net assets(8) (%)                         4.23(7)      2.36
Ratio of net investment income (loss) to average net assets (%)                 0.06(7)     (0.23)
Ratio of adjusted net investment income (loss) to average net assets(8) (%)    (3.17)(7)    (1.59)
Portfolio turnover rate (%)                                                      103          136
Fee reduction per share(2) ($)                                                  0.33         0.17


(1)   Began operations on January 7, 1998.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Less than $0.01 per share.
(4)   Assumes dividend reinvestment.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the period shown.
(6)   Not annualized.
(7)   Annualized.
(8)   Unreimbursed, without fee reduction.

V.A. Relative Value Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks the highest total return (capital appreciation plus current income) that is consistent with reasonable safety of capital. To pursue this goal, the fund invests in a diversified portfolio of stocks, bonds and money market securities. Although the fund may concentrate in any of these asset classes, under normal circumstances it invests primarily in stocks.

In managing the portfolio, the managers emphasize a value- oriented approach to individual stock selection. With the aid of proprietary financial models, the management team looks for companies that are selling at what appear to be substantial discounts to their long-term intrinsic and "franchise" values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The fund manages risk by typically holding between 50 and 150 large companies that are diversified across industry sectors. The management team also uses fundamental financial analysis to identify individual companies with substantial cash flows, reliable revenue streams, superior competitive positions and strong management.

The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions.

In selecting bonds of any maturity, the manager looks for the most favorable risk/return ratios. The fund may invest up to 15% of net assets in junk bonds rated as low as CC/Ca and their unrated equivalents.

The fund may invest up to 25% of assets in foreign securities (35% during adverse U.S. market conditions). The fund may also make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS


Timothy E. Quinlisk, CFA
--------------------------------
Senior vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Analyst at Hagler, Mastrouita
  & Hewitt (1997-1998)
Analyst at State Street Global
  Advisors (1995-1997)
Began business career in 1985

James S. Yu, CFA
--------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 2000
Analyst at Merrill Lynch Asset
  Management (1998-2000)
Analyst at Gabelli & Company
  (1995-1998)
Began business career in 1990

R. Scott Mayo, CFA
--------------------------------
Second vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Analyst at Morgan Stanley
  (1998)
Analyst at Grantham, Mayo &
  Van Otterloo (1993-1996)
Began business career in 1993


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
 Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                     1998      1999      2000
                                                    21.39%    56.65%

2001 total return as of March 31: xx%
Best quarter: Q4 '99, 43.25%
Worst quarter: Q3 '98, -16.61%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                     56.65%       21.03%
Life of fund - began 1/6/98                                38.26%       24.54%

Index:  Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements.The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, value stocks could underperform growth stocks. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.


To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by ____________________.


-------------------------------------------------------------------------------------------------------------------------------
 Period ended:                                                                                    12/98(1)    12/99    12/00
-------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                             $10.00     $12.03
Net investment income (loss)(2)                                                                    0.11       0.10
Net realized and unrealized gain (loss) on investments, financial futures
 contracts and foreign currency transactions                                                       2.02       6.65
Total from investment operations                                                                   2.13       6.75
Less distributions:
  Dividends from net investment income                                                            (0.10)     (0.10)
  Distributions from net realized gain on investments sold, financial
   futures contracts and foreign currency transactions                                               --      (0.65)
  Total distributions                                                                             (0.10)     (0.75)
Net asset value, end of period                                                                   $12.03     $18.03
Total investment return at net asset value(3) (%)                                                 21.39(4)   56.65
Total adjusted investment return at net asset value(3,5) (%)                                      21.21(4)      --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                     17,368     38,766
Ratio of expenses to average net assets (%)                                                        0.85(6)    0.77
Ratio of adjusted expenses to average net assets(7) (%)                                            1.03(6)      --
Ratio of net investment income (loss) to average net assets (%)                                    1.17(6)    0.66
Ratio of adjusted net investment income (loss) to average net assets(7) (%)                        0.99(6)      --
Portfolio turnover rate (%)                                                                         242        166
Fee reduction per share(2) ($)                                                                     0.02         --


(1)   Began operations on January 6, 1998.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Assumes dividend reinvestment.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.

V.A. Small Cap Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of small-capitalization companies (companies in the capitalization range of the Russell 2000 Growth Index, which was $xx million to $xx billion as of March 31,
2001).


The managers look for companies in the emerging growth phase of development that are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings.

To manage risk, the fund typically invests in 150 to 220 companies across many industries, and does not invest more than 5% of assets in any one security.

In choosing individual securities, the managers use fundamental financial analysis to identify rapidly growing companies. The managers favor companies that dominate their market niches or are poised to become market leaders. They look for strong senior management teams and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest in preferred stocks and other types of equities, and may invest up to 10% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indices or currencies).

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash and cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS


Bernice S. Behar, CFA
---------------------------------
Senior vice president of adviser
Joined fund team in 1996
Joined adviser in 1991
Began business career in 1986

Anurag Pandit, CFA
---------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 1996
Equity analyst at Loomis Sayles
  (1992-1996)
Began business career in 1984


PAST PERFORMANCE

[Clip Art] shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                             1997    1998    1999    2000
                                            11.06%  15.94%  68.52%

2001 total return as of March 31: x.xx%
Best quarter: Q4 '99, 44.55%
Worst quarter: Q3 '98, -21.42%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                              Fund         Index 1      Index 2
1 year                                        68.52%       21.26%       43.09%
Life of fund - began 8/29/96                  23.55%       14.51%       17.53%


Index 1: Russell 2000 Index, an unmanaged index of 2,000 U.S.
         small-capitalization stocks.

Index 2: Russell 2000 Growth Index, an unmanaged index containing those stocks from the Russell 2000 Index with a greater-than-average growth orientation.

MAIN RISKS


[Clip Art] The value of your investment will fluctuate in response to stock market movements.


The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by ___________________.


---------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                  12/96(1)     12/97       12/98     12/99    12/00
---------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                           $10.00       $9.32      $10.35    $12.00
Net investment income (loss)(2)                                                  0.02       (0.02)      (0.06)    (0.10)
Net realized and unrealized gain (loss) on investments and foreign currency
 transactions                                                                   (0.68)       1.05        1.71      8.29
Total from investment operations                                                (0.66)       1.03        1.65      8.19
Less distributions:
  Dividends from net investment income                                          (0.02)      (0.00)(3)      --        --
  Distributions from net realized gain on investments sold                         --          --          --     (0.43)
  Total distributions                                                           (0.02)      (0.00)(3)      --     (0.43)
Net asset value, end of period                                                  $9.32      $10.35      $12.00    $19.76
Total investment return at net asset value(4) (%)                               (6.62)(5)   11.06       15.94     68.52
Total adjusted investment return at net asset value(4,6) (%)                    (8.05)(5)    9.34       15.31     68.14
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                      975       3,841       8,232    20,867
Ratio of expenses to average net assets (%)                                      1.00(7)     1.00        1.00      1.00
Ratio of adjusted expenses to average net assets(8) (%)                          5.19(7)     2.72        1.63      1.38
Ratio of net investment income (loss) to average net assets (%)                  0.62(7)    (0.16)      (0.59)    (0.76)
Ratio of adjusted net investment income (loss) to average net assets(8) (%)     (3.57)(7)   (1.88)      (1.22)    (1.14)
Portfolio turnover rate (%)                                                        31          79          93       120
Fee reduction per share(2) ($)                                                   0.14        0.17        0.07      0.05


(1)   Began operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Less than $0.01 per share.
(4)   Assumes dividend reinvestment.
(5)   Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8)   Unreimbursed, without fee reduction.

V.A. Sovereign Investors Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital and income without assuming undue market risks. To pursue these goals, the fund normally invests at least 80% of its stock investments in a diversified portfolio of companies with market capitalizations within the range of the Standard & Poor's 500 Stock Index. On March 31, 2001, that range was $xx million to $xx billion.

At least 65% of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. The managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industry-wide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large or medium market capitalizations.


The fund may not invest more than 5% of assets in any one security. The fund may invest in bonds of any maturity, with up to 5% of assets in junk bonds rated as low as C and their unrated equivalents.

The fund typically invests in U.S. companies but may invest in dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indices).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS


John F. Snyder III
------------------------------------
Executive vice president of adviser
Joined fund team in 1996
Joined adviser in 1991
Began business career in 1971

Barry H. Evans, CFA
------------------------------------
Senior vice president of adviser
Joined fund team in 1996
Joined adviser in 1986
Began business career in 1986

Peter M. Schofield, CFA
------------------------------------
Vice president of adviser
Joined fund team in 1996
Joined adviser in 1996
Portfolio manager at Geewax,
  Terker & Co. (1984-1996)
Began business career in 1984


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                            1997      1998      1999      2000
                                           28.43%    16.88%    3.84%

2001 total return as of March 31: -x.xx%
Best quarter: Q4 '98, 15.75%
Worst quarter: Q3 '99, -7.43%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                            Fund         Index
1 year                                                      3.84%       21.03%
Life of fund - began 8/29/96                               16.97%       28.79%

Index:  Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy will influence performance significantly. Large- or medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small-capitalization stocks. Medium-capitalization stocks tend to be more volatile than stocks of larger companies. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.


To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by ____________________.


-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                12/96(1)    12/97     12/98     12/99     12/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                         $10.00      $10.74    $13.59    $15.61
Net investment income (loss)(2)                                                0.07        0.22      0.27      0.24
Net realized and unrealized gain (loss) on investments                         0.76        2.82      2.00      0.35
Total from investment operations                                               0.83        3.04      2.27      0.59
Less distributions:
  Dividends from net investment income                                        (0.07)      (0.18)    (0.25)    (0.24)
  Distributions in excess of net investment income                               --          --        --     (0.00)(3)
  Distributions from net realized gain on investments sold                    (0.02)      (0.01)       --        --
  Tax return of capital                                                          --          --        --     (0.00)(3)
  Total distributions                                                         (0.09)      (0.19)    (0.25)    (0.24)
Net asset value, end of period                                               $10.74      $13.59    $15.61    $15.96
Total investment return at net asset value(4) (%)                              8.30(5)    28.43     16.88      3.84
Total adjusted investment return at net asset value(4,6) (%)                   7.30(5)    28.12        --        --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                  1,111      12,187    34,170    50,254
Ratio of expenses to average net assets (%)                                    0.85(7)     0.85      0.74      0.70
Ratio of adjusted expenses to average net assets(8) (%)                        3.78(7)     1.16        --        --
Ratio of net investment income (loss) to average net assets (%)                1.90(7)     1.81      1.88      1.57
Ratio of adjusted net investment income (loss) to average net assets(8) (%)   (1.03)(7)    1.50        --        --
Portfolio turnover rate (%)                                                      17          11        19        26
Fee reduction per share(2) ($)                                                 0.11        0.04        --        --


(1)   Began operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Less than $0.01 per share.
(4)   Assumes dividend reinvestment.
(5)   Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8)   Unreimbursed, without fee reduction.

V.A. International Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of foreign companies. The fund may invest up to 30% of assets in emerging markets as classified by Morgan Stanley Capital International (MSCI). The fund does not maintain a fixed allocation of assets, either with respect to securities type or geography.

In managing the portfolio, the managers focus on a "bottom-up" analysis on the financial conditions and competitiveness of individual foreign companies. In analyzing specific companies for possible investment, the managers ordinarily look for several of the following characteristics that will enable the companies to compete successfully in their respective markets:

o     above-average per share earnings growth

o     high return on invested capital

o     a healthy balance sheet

o     sound financial and accounting policies and overall financial strength

o     strong competitive advantages

o     effective research, product development and marketing.

The managers consider whether to sell a particular security when any of those factors materially changes. The managers allocate the fund's assets among securities of countries that are expected to provide the best opportunities for meeting the fund's investment objective. To manage risk, the fund does not invest more than 5% of assets in any one security.

The fund may use certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal conditions, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

SUBADVISER

Nicholas-Applegate
Capital Management
--------------------------------
U.S.-based team responsible for
 day-to-day investment manage-
 ment since December 2000

Founded in 1984

Supervised by the adviser


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                             1997    1998    1999    2000
                                            -0.54%  16.75%  31.55%

2001 total return as of March 31: x.xx%
Best quarter: Q4 '99, 25.38%
Worst quarter: Q3 '98, -17.11%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                     31.55%       30.91%
Life of fund - began 8/29/96                               17.68%       14.97%

Index: MSCI All Country World-Ex U.S. Free Index, an unmanaged index of freely traded stocks of foreign companies.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.


Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

The fund's management strategy has a significant influence on fund performance. If the fund invests in countries or regions that experience economic downturns, performance could suffer. In addition, if certain investments or industries do not perform as expected, or if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by _______________________.


------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                12/96(1)   12/97     12/98     12/99     12/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                         $10.00    $11.23    $10.50    $12.18
Net investment income (loss)(2)                                                0.07      0.05      0.07      0.07
Net realized and unrealized gain (loss) on investments and foreign
 currency transactions                                                         1.20     (0.13)     1.69      3.75
Total from investment operations                                               1.27     (0.08)     1.76      3.82
Less distributions:
  Dividends from net investment income                                        (0.04)    (0.01)    (0.07)    (0.08)
  Dividends in excess of net investment income                                   --        --     (0.01)    (0.02)
  Distributions from net realized gain on investments sold and foreign
   currency transactions                                                         --     (0.64)       --     (0.45)
  Total distributions                                                         (0.04)    (0.65)    (0.08)    (0.55)
Net asset value, end of period                                               $11.23    $10.50    $12.18    $15.45
Total investment return at net asset value(3) (%)                             12.75(4)  (0.54)    16.75     31.55
Total adjusted investment return at net asset value(3,5) (%)                  12.07(4)  (1.43)    14.77     30.19
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                  2,267     3,792     7,201     9,375
Ratio of expenses to average net assets (%)                                    1.15(6)   1.15      1.15      1.15
Ratio of adjusted expenses to average net assets(7) (%)                        3.13(6)   2.04      3.13      2.51
Ratio of net investment income (loss) to average net assets (%)                2.03(6)   0.43      0.59      0.52
Ratio of adjusted net investment income (loss) to average net assets(7) (%)    0.05(6)  (0.46)    (1.39)    (0.84)
Portfolio turnover rate (%)                                                      14       273        89       116
Fee reduction per share(2) ($)                                                 0.07      0.10      0.22      0.17


(1)   Began operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Assumes dividend reinvestment.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.

V.A. Financial Industries Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of U.S. and foreign financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies.


In managing the portfolio, the managers focus primarily on stock selection rather than industry allocation.

In choosing individual stocks, the managers use fundamental financial analysis to identify securities that appear comparatively undervalued. Given the industry-wide trend toward consolidation, the managers also invest in companies that appear to be positioned for a merger. The managers generally gather firsthand information about companies from interviews and company visits.


The fund may invest in U.S. and foreign bonds, including up to 5% of net assets in junk bonds (those rated below BBB/Baa and their unrated equivalents). It may also invest up to 15% of net assets in investment-grade short-term securities.


The fund may make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest up to 80% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS


James K. Schmidt, CFA
------------------------------------
Executive vice president of adviser
Joined fund team in 1997
Joined adviser in 1985
Began business career in 1979

Thomas M. Finucane
------------------------------------
Vice president of adviser
Joined fund team in 1997
Joined adviser in 1990
Began business career in 1983

Thomas C. Goggins
------------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1995
Began business career in 1981


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                     1998    1999    2000
                                                     8.55%   1.23%

2001 total return as of March 31: x.xx%
Best quarter: Q4 '98, 16.08%
Worst quarter: Q3 '98, -16.76%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                      1.23%       21.03%
Life of fund - began 4/30/97                               15.95%       27.76%

Index:  Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements. The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors. For instance, when interest rates fall or economic conditions deteriorate, the stocks of banks and financial services companies could suffer losses. Also, rising interest rates can reduce profits by narrowing the difference between these companies' borrowing and lending rates.


Stocks of financial services companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the managers' stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by ______________________.


------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                          12/97(1)     12/98        12/99     12/00
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                   $10.00       $13.44       $14.45
Net investment income (loss)(2)                                                          0.11         0.18         0.11
Net realized and unrealized gain (loss) on investments and foreign
 currency transactions                                                                   3.39         0.97         0.06
Total from investment operations                                                         3.50         1.15         0.17
Less distributions:
  Dividends from net investment income                                                  (0.05)       (0.14)       (0.10)
  Distributions from net realized gain on investments sold and foreign
   currency transactions                                                                (0.01)       (0.00)(3)    (0.05)
  Tax return of capital                                                                    --           --        (0.01)
  Total distributions                                                                   (0.06)       (0.14)       (0.16)
Net asset value, end of period                                                         $13.44       $14.45       $14.46
Total investment return at net asset value(4) (%)                                       35.05(5)      8.55         1.23
Total adjusted investment return at net asset value(4,6) (%)                            34.71(5)        --           --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                           18,465       54,569       49,312
Ratio of expenses to average net assets (%)                                              1.05(7)      0.92         0.90
Ratio of adjusted expenses to average net assets(8) (%)                                  1.39(7)        --           --
Ratio of net investment income (loss) to average net assets (%)                          1.32(7)      1.25         0.77
Ratio of adjusted net investment income (loss) to average net assets(8) (%)              0.98(7)        --           --
Portfolio turnover rate (%)                                                                11           38           72
Fee reduction per share(2) ($)                                                           0.03           --           --


(1)   Began operations on April 30, 1997.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Less than $0.01 per share.
(4)   Assumes dividend reinvestment.
(5)   Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8)   Unreimbursed, without fee reduction.

V.A. Regional Bank Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of regional banks and lending companies, including commercial and industrial banks, savings and loan associations and bank holding companies. Typically, these companies provide full-service banking, have primarily domestic assets and are based outside of money centers such as New York City and Chicago.

In managing the portfolio, the managers focus primarily on stock selection.

In choosing individual stocks, the managers use fundamental financial analysis to identify securities that appear comparatively undervalued. The managers look for low price/earnings (P/E) ratios, high-quality assets and sound loan review processes. Given the industry-wide trend toward consolidation, the managers also invest in companies that appear to be positioned for a merger. The fund's portfolio may be concentrated in geographic regions where consolidation activity is high. The managers generally gather firsthand information about companies from interviews and company visits.

The fund may also invest in other U.S. and foreign financial services companies, such as lending companies and money center banks. The fund may invest up to 5% of net assets in stocks of companies outside the financial services sector and up to 5% of net assets in junk bonds (those rated below BBB/Baa and their unrated equivalents).

The fund may make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest up to 80% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS


James K. Schmidt, CFA
------------------------------------
Executive vice president of adviser
Joined fund team in 1998
Joined adviser in 1985
Began business career in 1979

Thomas M. Finucane
------------------------------------
Vice president of adviser
Joined fund team in 1998
Joined adviser in 1990
Began business career in 1983

Thomas C. Goggins
------------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1995
Began business career in 1981

PAST PERFORMANCE

[Clip Art] The graph shows the fund's total return, while the table shows performance over time along with a broad-based market index for reference. This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.

--------------------------------------------------------------------------------
Total return -- calendar year
--------------------------------------------------------------------------------
                                                           1999    2000
                                                          -4.86%

2001 total return as of March 31: x.xx%
Best quarter: Q4 '98, 16.10%
Worst quarter: Q3 '98, -15.94%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                     -4.86%       21.03%
Life of fund - began 5/1/98                                -6.74%       19.84%

Index:  Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements. The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. For instance, when interest rates fall or economic conditions deteriorate, regional bank stocks could suffer losses. Also, rising interest rates can reduce profits by narrowing the difference between these companies' borrowing and lending rates.


A decline in a region's economy could hurt the banks in that region. Regional bank stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased during the year.

Figures audited by _______________________.


-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                                 12/98(1)        12/99        12/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                           $10.00         $9.28
Net investment income (loss)(2)                                                                  0.09          0.12
Net realized and unrealized gain (loss) on investments                                          (0.74)        (0.57)
Total from investment operations                                                                (0.65)        (0.45)
Less distributions:
  Dividends from net investment income                                                          (0.07)        (0.12)
  Distributions from net realized gain on investments sold                                      (0.00)(3)     (0.15)
  Total distributions                                                                           (0.07)        (0.27)
Net asset value, end of period                                                                  $9.28         $8.56
Total investment return at net asset value(4) (%)                                               (6.43)(6)     (4.86)
Total adjusted investment return at net asset value(4,5) (%)                                    (6.49)(6)        --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                   20,256        20,295
Ratio of expenses to average net assets (%)                                                      1.05(7)       1.00
Ratio of adjusted expenses to average net assets(8) (%)                                          1.14(7)         --
Ratio of net investment income (loss) to average net assets (%)                                  1.39(7)       1.30
Ratio of adjusted net investment income (loss) to average net assets(8) (%)                      1.30(7)         --
Portfolio turnover rate (%)                                                                        28            49
Fee reduction per share(2) ($)                                                                   0.01            --


(1)   Began operations on May 1, 1998.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Less than $0.01 per share.
(4)   Assumes dividend reinvestment.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the period shown.
(6)   Not annualized.
(7)   Annualized.
(8)   Unreimbursed, without fee reduction.

V.A. Bond Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks to generate a high level of current income consistent with prudent investment risk. In pursuing this goal, the fund normally invests at least 65% of assets in a diversified portfolio of debt securities. These include corporate bonds and debentures as well as U.S. government and agency securities. Most of these securities are investment grade, although the fund may invest up to 25% of assets in junk bonds rated as low as CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of all different quality levels and maturities from many different issuers, potentially including foreign governments and corporations.


The fund intends to keep its exposure to interest rate movements generally in line with those of its peers. The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indices, securities or currencies).


Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS


James K. Ho, CFA
------------------------------------
Executive vice president of adviser
Joined fund team in 1996
Joined adviser in 1985
Began business career in 1977

Benjamin Matthews
------------------------------------
Vice president of adviser
Joined fund team in 1998
Joined adviser in 1995
Began business career in 1970


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                             1997    1998    1999    2000
                                            9.30%   9.41%   -0.51%

2001 total return as of March 31: x.xx%
Best quarter: Q3 '98, 4.76%
Worst quarter: Q1 '97, -0.96%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                     -0.51%       -5.78%
Life of fund - began 8/29/96                                6.72%        6.67%

Index: Lehman Brothers Corporate Bond Index, an unmanaged index of corporate bonds and Yankee bonds.

MAIN RISKS

[Clip Art] The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Junk bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by ______________________.


-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                12/96(1)  12/97     12/98     12/99     12/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                         $10.00    $10.19    $10.36    $10.51
Net investment income (loss)(2)                                                0.23      0.68      0.63      0.64
Net realized and unrealized gain (loss) on investments                         0.21      0.24      0.32     (0.70)
Total from investment operations                                               0.44      0.92      0.95     (0.06)
Less distributions:
  Dividends from net investment income                                        (0.23)    (0.68)    (0.63)    (0.64)
  Distributions from net realized gain on investments sold                    (0.02)    (0.07)    (0.17)       --
  Total distributions                                                         (0.25)    (0.75)    (0.80)    (0.64)
Net asset value, end of period                                               $10.19    $10.36    $10.51     $9.81
Total investment return at net asset value(3) (%)                              4.42(4)   9.30      9.41     (0.51)
Total adjusted investment return at net asset value(3,5) (%)                   3.25(4)   7.52      8.82     (0.77)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                  1,056     3,682    10,669    12,531
Ratio of expenses to average net assets (%)                                    0.75(6)   0.75      0.75      0.75
Ratio of adjusted expenses to average net assets(7) (%)                        4.15(6)   2.53      1.34      1.01
Ratio of net investment income (loss) to average net assets (%)                6.69(6)   6.57      5.93      6.39
Ratio of adjusted net investment income (loss) to average net assets(7) (%)    3.29(6)   4.79      5.34      6.13
Portfolio turnover rate (%)                                                      45       193       367      3.07
Fee reduction per share(2) ($)                                                 0.12      0.18      0.06      0.03


(1)   Began operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Assumes dividend reinvestment.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.

V.A. High Yield Bond Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks to maximize current income without assuming undue risk. Capital appreciation is a secondary goal. In pursuing these goals, the fund normally invests at least 65% of assets in U.S. and foreign bonds rated BBB/Baa or lower and their unrated equivalents. The fund may invest up to 30% of assets in junk bonds rated CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the managers concentrate on industry allocation and securities selection: deciding which types of industries to emphasize at a given time, and then which individual bonds to buy. The managers use top-down analysis to determine which industries may benefit from current and future changes in the economy.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at the financial condition of the issuers as well as the collateralization and other features of the securities themselves.

The managers also look at companies' financing cycles to determine which types of securities (for example, bonds, preferred stocks or common stocks) to favor. The fund typically invests in a broad range of industries, although it may invest up to 40% of assets in electric utilities and telecommunications companies.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indices, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 20% of net assets in U.S. and foreign stocks.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS


Arthur N. Calavritinos, CFA
---------------------------------
Vice president of adviser
Joined fund team in 1998
Joined adviser in 1988
Began business career in 1986

Frederick L. Cavanaugh, Jr.
---------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1986
Began business career in 1975

Janet L. Clay, CFA
---------------------------------
Vice president of adviser
Joined fund team in 1998
Joined adviser in 1995
Began business career in 1990

Daniel S. Janis
---------------------------------
Second vice president of adviser
Joined fund team in 2001
Joined adviser in 1999
Senior risk manager at
  BankBoston (1997-1998)
Manager of forward desk at
  Morgan Stanley (1991-1997)
Began business career in 1984


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                     1998    1999    2000
                                                    -9.80%  13.12%

2001 total return as of March 31: x.xx%
Best quarter: Q2 '99, 4.51%
Worst quarter: Q3 '98, -14.84%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
-------------------------------------------------------------------------------
                                                           Fund          Index
1 year                                                     13.12%        2.39%
Life of fund - began 1/6/98                                 1.02%        2.13%


Index: Lehman Brothers High Yield Bond Index, an unmanaged index of high yield bonds.

MAIN RISKS

[Clip Art] The major factors in the fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. Junk bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o If the fund concentrates its investments in telecommunications or electric utilities, its performance could be tied more closely to those industries than to the market as a whole.

o Stock investments may go down in value due to stock market movements or negative company or industry events.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased during the year.

Figures audited by ________________________.


-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                          12/98(1)    12/99     12/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                   $10.00      $8.22
Net investment income (loss)(2)                                                          0.90       0.88
Net realized and unrealized gain (loss) on investments and foreign
 currency transactions                                                                  (1.82)      0.16
Total from investment operations                                                        (0.92)      1.04
Less distributions:
  Dividends from net investment income                                                  (0.84)     (0.88)
  Distributions from net realized gain on investments sold and foreign
   currency transactions                                                                   --      (0.07)
  Tax return of capital                                                                 (0.02)        --
  Total distributions                                                                   (0.86)     (0.95)
Net asset value, end of period                                                          $8.22      $8.31
Total investment return at net asset value(3) (%)                                       (9.80)(4)  13.12
Total adjusted investment return at net asset value(3,5) (%)                           (10.10)(4)  12.94
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                            8,120      9,287
Ratio of expenses to average net assets (%)                                              0.85(6)    0.85
Ratio of adjusted expenses to average net assets(7) (%)                                  1.15(6)    1.03
Ratio of net investment income (loss) to average net assets (%)                          9.85(6)   10.56
Ratio of adjusted net investment income (loss) to average net assets(7) (%)              9.55(6)   10.38
Portfolio turnover rate (%)                                                               102        122
Fee reduction per share(2) ($)                                                           0.03       0.02


(1)   Began operations on January 6, 1998.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Assumes dividend reinvestment.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the period shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.

V.A. Money Market Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks the maximum current income that is consistent with maintaining liquidity and preserving capital. The fund intends to maintain a stable $1 share price.

The fund invests only in dollar-denominated securities rated within the two highest short-term credit categories and their unrated equivalents. These securities may be issued by:

o     U.S. and foreign companies

o     U.S. and foreign banks

o     U.S. and foreign governments

o     U.S. agencies, states and municipalities

o International organizations such as the World Bank and the International Monetary Fund

The fund may also invest in repurchase agreements based on these securities.

The fund maintains an average dollar-weighted maturity of 90 days or less, and does not invest in securities with remaining maturities of more than 13 months.

In managing the portfolio, the management team searches aggressively for the best values on securities that meet the fund's credit and maturity requirements. The team tends to favor corporate securities and looks for relative yield advantages between, for example, a company's secured and unsecured short-term debt obligations.

================================================================================

PORTFOLIO MANAGERS

Team of money market research
 analysts and portfolio managers

YIELD INFORMATION

For the fund's 7-day effective
 yield, call 1-800-824-0335

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time. This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                            1997    1998    1999    2000
                                            4.88%   4.87%   4.58%

2001 total return as of March 31: x.xx%
Best quarter: Q1 '98, 1.25%
Worst quarter: Q1 '99, 1.06%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                                        Fund
1 year                                                                  4.58%
Life of fund - began 8/29/96                                            4.72%

MAIN RISKS

[Clip Art] The value of your investment will be most affected by short-term interest rates. If interest rates rise sharply, the fund could underperform its peers or lose money.

An issuer of securities held by the fund could default or have its credit rating downgraded.

Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by ______________________.


---------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                12/96(1)     12/97      12/98     12/99    12/00
---------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                          $1.00       $1.00      $1.00     $1.00
Net investment income (loss)(2)                                                0.02        0.05       0.05      0.05
Less distributions:
  Dividends from net investment income                                        (0.02)      (0.05)     (0.05)    (0.05)
Net asset value, end of period                                                $1.00       $1.00      $1.00     $1.00
Total investment return at net asset value(3) (%)                              1.61(4)     4.88       4.87      4.58
Total adjusted investment return at net asset value(3,5) (%)                  (7.55)(4)    4.36         --        --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                    207       8,377     16,519    32,952
Ratio of expenses to average net assets (%)                                    0.75(6)     0.75       0.74      0.66
Ratio of adjusted expenses to average net assets(7) (%)                       27.48(6)     1.27         --        --
Ratio of net investment income (loss) to average net assets (%)                4.68(6)     4.86       4.70      4.55
Ratio of adjusted net investment income (loss) to average net assets(7) (%)  (22.05)(6)    4.34         --        --
Fee reduction per share(2) ($)                                                 0.08        0.00(8)      --        --


(1)   Began operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Assumes dividend reinvestment.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8)   Less than $0.01 per share.

V.A. Strategic Income Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks a high level of current income. In pursuing this goal, the fund invests primarily in the following categories of securities:

o foreign government and corporate debt securities from developed and emerging markets

o     U.S. government and agency securities

o     U.S. junk bonds

The fund may also invest in preferred stock and other types of debt securities.

Although the fund invests in securities rated as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment-grade range. There is no limit on the fund's average maturity.

In managing the portfolio, the managers allocate assets among the three major categories based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends. However, the managers may invest up to 100% of assets in any one category.

Within each category, the managers look for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indices, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 10% of net assets in U.S. or foreign stocks.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS


Frederick L. Cavanaugh, Jr.
----------------------------------
Senior vice president of adviser
Joined fund team in 1996
Joined adviser in 1986
Began business career in 1975

Arthur N. Calavritinos, CFA
----------------------------------
Vice president of adviser
Joined fund team in 1996
Joined adviser in 1988
Began business career in 1986

Janet L. Clay, CFA
----------------------------------
Vice president of adviser
Joined fund team in 1998
Joined adviser in 1995
Began business career in 1990

Daniel S. Janis
----------------------------------
Second vice president of adviser
Joined fund team in 2001
Joined adviser in 1999
Senior risk manager at
 BankBoston (1997-1998)
Manager of forward desk at
 Morgan Stanley (1991-1997)
Began business career in 1984


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                             1997    1998    1999    2000
                                            11.77%   4.92%   4.82%

2001 total return as of March 31: x.xx%
Best quarter: Q2 '97, 6.28%
Worst quarter: Q3 '98, -2.79%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                     4.82%        -2.15%
Life of fund - began 8/29/96                               8.39%         6.49%


Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.

MAIN RISKS

[Clip Art] The fund's risk profile depends on its sector allocation. In general, investors should expect fluctuations in share price, yield and total return that are above average for bond funds.

When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks, and their prices can fall on bad news about the economy, an industry or a company. If certain allocation strategies or certain industries or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability. These risks are greater in emerging markets.

o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o Stock investments may go down in value due to stock market movements or negative company or industry events.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by ________________________.


-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                12/96(1)  12/97     12/98     12/99     12/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                         $10.00    $10.30    $10.47   $10.10
Net investment income (loss)(2)                                                0.27      0.91      0.85     0.80
Net realized and unrealized gain (loss) on investments and foreign
 currency transactions                                                         0.36      0.26     (0.35)   (0.33)
Total from investment operations                                               0.63      1.17      0.50     0.47
Less distributions:
  Dividends from net investment income                                        (0.27)    (0.91)    (0.85)   (0.80)
  Distributions from net realized gain on investments sold,
    financial futures contracts and foreign currency transactions             (0.06)    (0.09)    (0.02)      --
  Total distributions                                                         (0.33)    (1.00)    (0.87)   (0.80)
Net asset value, end of period                                               $10.30    $10.47    $10.10    $9.77
Total investment return at net asset value(3) (%)                              6.45(4)  11.77      4.92     4.82
Total adjusted investment return at net asset value(3,5) (%)                   5.96(4)  11.25      4.84     4.80
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                  2,131     5,540    15,019   22,282
Ratio of expenses to average net assets (%)                                    0.85(6)   0.85      0.85     0.85
Ratio of adjusted expenses to average net assets(7) (%)                        2.28(6)   1.37      0.93     0.87
Ratio of net investment income (loss) to average net assets (%)                7.89(6)   8.77      8.19     8.06
Ratio of adjusted net investment income (loss) to average net assets(7) (%)    6.46(6)   8.25      8.11     8.04
Portfolio turnover rate (%)                                                      73       110        92       53(8)
Fee reduction per share(2) ($)                                                 0.05      0.05      0.01     0.00(9)


(1)   Began operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Assumes dividend reinvestment.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8)   Porfolio turnover rate excludes merger activity.
(9)   Less than $0.01 per share.

Account information

--------------------------------------------------------------------------------
BUYING AND SELLING FUND SHARES

When you invest in a Declaration fund through a variable contract, your premium payments are used to buy units of an insurance company separate account that then buys shares of the fund. The shares are purchased at net asset value (NAV) and are generally credited to the separate account immediately after the fund accepts payment from the insurance company. In unusual circumstances or to protect shareholders, a fund may refuse a purchase order, especially when the adviser believes the order might be large enough to disrupt the fund's management. A fund may also temporarily suspend the offering of its shares.

Shares are sold at the next NAV to be determined after the fund accepts the sell request. The sales proceeds are normally forwarded by bank wire to the insurance company on the next business day. In unusual circumstances, the fund may temporarily suspend the processing of sell requests. It may also postpone the payment of sales proceeds for up to seven days or longer, as allowed by federal securities laws.

--------------------------------------------------------------------------------
VALUING FUND SHARES

The NAV for each fund is determined each business day at the close of business on the New York Stock Exchange (typically 4:00 P.M. Eastern Time). The Exchange is typically open Monday through Friday.

Except for V.A. Money Market Fund, which values its securities at amortized cost, securities in a fund's portfolio are generally valued on the basis of market quotations and valuations provided by independent pricing services. The funds may also value securities at fair value, especially if market quotations are not readily available or if the securities' value has been materially affected by events following the close of a foreign market. Fair value is determined according to procedures approved by the funds' board of trustees. If a fund uses this method, the securities' prices may be higher or lower than the same securities held by another fund using market quotations.

--------------------------------------------------------------------------------
FUND EXPENSES

Management fees The management fees paid to the investment adviser by the John Hancock Declaration funds last year are as follows:

-------------------------------------------------------------------------------
Equity Funds                            % of net assets
-------------------------------------------------------------------------------
V.A. Core Equity Fund                   0.70%
V.A. 500 Index Fund                     0.10%
V.A. Large Cap Growth Fund              0.75%
V.A. Mid Cap Growth Fund                0.75%
V.A. Relative Value Fund                0.60%
V.A. Small Cap Growth Fund              0.75%
V.A. Sovereign Investors Fund           0.60%

-------------------------------------------------------------------------------
International Funds
-------------------------------------------------------------------------------
V.A. International Fund                 0.90%

-------------------------------------------------------------------------------
Sector Funds
-------------------------------------------------------------------------------
V.A. Financial Industries Fund          0.80%
V.A. Regional Bank Fund                 0.80%

-------------------------------------------------------------------------------
Income Funds
-------------------------------------------------------------------------------
V.A. Bond Fund                          0.50%
V.A. High Yield Bond Fund               0.60%
V.A. Money Market Fund                  0.50%
V.A. Strategic Income Fund              0.60%

The adviser pays subadvisory fees out of its own assets, and no fund is responsible for paying a fee to its subadviser.


Expense limitation The adviser may reduce its fee or make other arrangements to limit each fund's expenses to a specified percentage of average daily net assets. The adviser has agreed to limit temporarily each fund's expenses to 0.25% of average net assets, excluding management fees, at least until April 30, 2002. If annual expenses fall below this limitation at the end of any fund's fiscal year, the adviser can impose the full fee and recover any other payments up to the amount of the limitation.


--------------------------------------------------------------------------------
DIVIDENDS AND TAXES

All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in the separate accounts holding these shares. For a discussion of the tax status of your variable contract, including the tax consequences of withdrawals or other payments, refer to the prospectus of your insurance company's separate account.

32 ACCOUNT INFORMATION

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the Declaration funds. The funds' board of trustees oversees the funds' business activities and retains the services of the various firms that carry out the funds' operations.

The trustees of the Declaration funds have the power to change the funds' investment goals without shareholder or contract holder approval.

                                -----------------
                                    Variable
                                contract holders
                                -----------------

                               -------------------
                                Insurance company
                                separate accounts
                               -------------------

                               -------------------
                                  Declaration
                                     funds
                               -------------------

                      ------------------------------------
                                   Subadviser

                             Independence Investment
                                Associates, Inc.
                                 53 State Street
                                Boston, MA 02109


                               Nicholas-Applegate
                               Capital Management
                               600 West Broadway
                          San Diego, California 92101


                          Provide portfolio management
                                to certain funds.
                      ------------------------------------

                      ------------------------------------
                               Investment adviser

                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                         Manages the funds' business and
                             investment activities.
                      ------------------------------------

                      ------------------------------------
                                   Custodians

                           Investors Bank & Trust Co.

                      State Street Bank and Trust Company

                       Hold the funds' assets, settle all
                      portfolio trades and collect most of
                         the valuation data required for
                          calculating each fund's NAV.
                      ------------------------------------

                      ------------------------------------
                                    Trustees

                         Oversee the fund's activities.
                      ------------------------------------


                                                                 FUND DETAILS 33

For more information

--------------------------------------------------------------------------------

This prospectus should be used with the variable contract/product prospectus.

Two documents are available that offer further information on the John Hancock Declaration funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Annuity Servicing Office
529 Main St. (X-4)
Charlestown, MA02129

By phone: 1-800-824-0335

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request:
publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov
SEC file number 811-07437

[LOGO] John Hancock(R)

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

Mutual Funds
Institutional Services
Private Managed Accounts
Insurance Services

(C)2001 JOHN HANCOCK FUNDS, INC.                                      VA00P 5/01

                                                                    John Hancock
                                                               Declaration Funds

                                                                      Prospectus


                                                                     May 1, 2001


--------------------------------------------------------------------------------

REVOLUTION                                                                Equity
RVA00P 5/01                                                V.A. Core Equity Fund
Draft 2/16/01                                           V.A. Relative Value Fund
                                                   V.A. Sovereign Investors Fund

                                                                          Sector
                                                  V.A. Financial Industries Fund
                                                            V.A. Technology Fund

                                                                          Income
                                                                  V.A. Bond Fund
                                                          V.A. Money Market Fund
                                                      V.A. Strategic Income Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


                                                        [LOGO] John Hancock(R)
                                                      --------------------------
                                                          JOHN HANCOCK FUNDS

Contents
--------------------------------------------------------------------------------

General information about      Overview                                       3
the Declaration funds.

A fund-by-fund summary         Equity
of goals, strategies, risks,       V.A. Core Equity Fund                      4
performance and financial          V.A. Relative Value Fund                   6
highlights.                        V.A. Sovereign Investors Fund              8

                               Sector
                                   V.A. Financial Industries Fund            10
                                   V.A. Technology Fund                      12

                               Income
                                   V.A. Bond Fund                            14
                                   V.A. Money Market Fund                    16
                                   V.A. Strategic Income Fund                18

Transaction policies and       Account information
other information affecting
your fund investment.          Buying and selling fund shares                20
                               Valuing fund shares                           20
                               Fund expenses                                 20
                               Dividends and taxes                           20

Further information on the     Fund details
Declaration funds.
                               Business structure                            21

                               For more information                  back cover

Overview
--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Financial highlights A table showing the fund's financial performance for up to five years.

JOHN HANCOCK DECLARATION FUNDS

These funds offer investment choices for the variable annuity and variable life insurance contracts of certain insurance companies. You should read this prospectus together with the attached prospectus of the insurance product you are considering.

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock Declaration funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

V.A. Core Equity Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund normally invests at least 65% of assets in a diversified portfolio of equities which are primarily large-capitalization stocks. The portfolio's risk profile is similar to that of the Standard & Poor's 500 Stock Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 70% to 80% of these companies also are included in the Standard & Poor's 500 Stock Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/return analysis against the Standard & Poor's 500 Stock Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks. The fund may invest in dollar-denominated foreign securities and make limited use of certain derivatives (investments whose value is based on indices or securities).

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

SUBADVISER

Independence Investment
Associates, Inc.
---------------------------------------
Team responsible for day-to-day
  investment management
A subsidiary of John Hancock
  Financial Services, Inc.
Founded in 1982
Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                   1997    1998    1999    2000
                                                  30.68%  28.42%  13.89%

2001 total return as of March 31: x.xx%
Best quarter: Q4 '98, 23.16%
Worst quarter: Q3 '98, -13.01%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                     13.89%       21.03%
Life of fund - began 8/29/96                               25.52%       28.79%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.


Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by ____________________.


-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                         12/96(1)        12/97        12/98        12/99       12/00
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $10.00          $11.11       $14.11       $17.74
Net investment income (loss)(2)                                        0.06            0.16         0.10         0.09
Net realized and unrealized gain (loss) on investments                 1.12            3.23         3.90         2.36
Total from investment operations                                       1.18            3.39         4.00         2.45
Less distributions:
  Dividends from net investment income                                (0.06)          (0.14)       (0.10)       (0.09)
  Distributions in excess of net investment income                       --              --           --        (0.00)(3)
  Distributions from net realized gain on investments sold            (0.01)          (0.25)       (0.27)       (0.40)
  Total distributions                                                 (0.07)          (0.39)       (0.37)       (0.49)
Net asset value, end of period                                       $11.11          $14.11       $17.74       $19.70
Total investment return at net asset value(4) (%)                     11.78(5)        30.68        28.42        13.89
Total adjusted investment return at net asset value(4,6) (%)          10.66(5)        30.04           --           --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                          1,149           8,719       26,691       44,991
Ratio of expenses to average net assets (%)                            0.95(7)         0.95         0.95         0.83
Ratio of adjusted expenses to average net assets(8) (%)                4.23(7)         1.59           --           --
Ratio of net investment income (loss) to average net assets (%)        1.60(7)         1.24         0.65         0.47
Ratio of adjusted net investment income (loss) to average
  net assets(8) (%)                                                   (1.68)(7)        0.60           --           --
Portfolio turnover rate (%)                                              24              53           55           77
Fee reduction per share(2) ($)                                         0.12            0.08           --           --

(1)   Began operations on May 1, 2000.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Less than $0.01 per share.
(4)   Assumes dividend reinvestment.
(5)   Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8)   Unreimbursed, without fee reduction.

V.A. Relative Value Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks the highest total return (capital appreciation plus current income) that is consistent with reasonable safety of capital. To pursue this goal, the fund invests in a diversified portfolio of stocks, bonds and money market securities. Although the fund may concentrate in any of these asset classes, under normal circumstances it invests primarily in stocks.

In managing the portfolio, the managers emphasize a value-oriented approach to individual stock selection. With the aid of proprietary financial models, the management team looks for companies that are selling at what appear to be substantial discounts to their long-term intrinsic and "franchise" values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The fund manages risk by typically holding between 50 and 150 large companies that are diversified across industry sectors. The management team also uses fundamental financial analysis to identify individual companies with substantial cash flows, reliable revenue streams, superior competitive positions and strong management.

The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions.

In selecting bonds of any maturity, the manager looks for the most favorable risk/return ratios. The fund may invest up to 15% of net assets in junk bonds rated as low as CC/Ca and their unrated equivalents.

The fund may invest up to 25% of assets in foreign securities (35% during adverse U.S. market conditions). The fund may also make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS


Timothy E. Quinlisk, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Analyst at Hagler, Mastrouita
  & Hewitt (1997-1998)
Analyst at State Street Global
  Advisors (1995-1997)
Began business career in 1985

James S. Yu, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 2000
Analyst at Merrill Lynch Asset
  Management (1998-2000)
Analyst at Gabelli & Company
  (1995-1998)
Began business career in 1990

R. Scott Mayo, CFA
---------------------------------------
Second vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Analyst at Morgan Stanley
  (1998)
Analyst at Grantham, Mayo &
  Van Otterloo (1993-1996)
Began business career in 1993


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                           1998    1999    2000
                                                          21.39%  56.65%

2001 total return as of March 31: xx%
Best quarter: Q4 '99, 43.25%
Worst quarter: Q3 '98, -16.61%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                     56.65%       21.03%
Life of fund - began 1/6/98                                38.26%       24.54%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements. The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, value stocks could underperform growth stocks. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.


To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by _______________________.


-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                     12/98(1)        12/99         12/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                             $10.00          $12.03
Net investment income (loss)(2)                                                    0.11            0.10
Net realized and unrealized gain (loss) on investments, financial
  futures contracts and foreign currency transactions                              2.02            6.65
Total from investment operations                                                   2.13            6.75
Less distributions:
  Dividends from net investment income                                            (0.10)          (0.10)
  Distributions from net realized gain on investments sold, financial
    futures contracts and foreign currency transactions                              --           (0.65)
  Total distributions                                                             (0.10)          (0.75)
Net asset value, end of period                                                   $12.03          $18.03
Total investment return at net asset value(3) (%)                                 21.39(4)        56.65
Total adjusted investment return at net asset value(3,5) (%)                      21.21(4)           --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                     17,368          38,766
Ratio of expenses to average net assets (%)                                        0.85(6)         0.77
Ratio of adjusted expenses to average net assets(7) (%)                            1.03(6)           --
Ratio of net investment income (loss) to average net assets (%)                    1.17(6)         0.66
Ratio of adjusted net investment income (loss) to average net assets(7) (%)        0.99(6)           --
Portfolio turnover rate (%)                                                         242             166
Fee reduction per share(2) ($)                                                     0.02              --

(1)   Began operations on January 6, 1998.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Assumes dividend reinvestment.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.

V.A. Sovereign Investors Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital and income without assuming undue market risks. To pursue these goals, the fund normally invests at least 80% of its stock investments in a diversified portfolio of companies with market capitalizations within the range of the Standard & Poor's 500 Stock Index. On March 31, 2001, that range was $xx million to $xx billion.

At least 65% of the fund's stock in-vestments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. The managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industry-wide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large or medium market capitalizations.


The fund may not invest more than 5% of assets in any one security. The fund may invest in bonds of any maturity, with up to 5% of assets in junk bonds rated as low as C and their unrated equivalents.

The fund typically invests in U.S. companies but may invest in dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indices).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS


John F. Snyder III
---------------------------------------
Executive vice president of adviser
Joined fund team in 1996
Joined adviser in 1991
Began business career in 1971

Barry H. Evans, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1996
Joined adviser in 1986
Began business career in 1986

Peter M. Schofield, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1996
Joined adviser in 1996
Portfolio manager at Geewax,
  Terker & Co. (1984-1996)
Began business career in 1984


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                   1997    1998    1999    2000
                                                  28.43%  16.88%   3.84%

2001 total return as of March 31: -x.xx%
Best quarter: Q4 '98, 15.75%
Worst quarter: Q3 '99, -7.43%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                      3.84%       21.03%
Life of fund - began 8/29/96                               16.97%       28.79%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy will influence performance significantly. Large- or medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small-capitalization stocks. Medium-capitalization stocks tend to be more volatile than stocks of larger companies. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.


To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by ________________________.


-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                      12/96(1)        12/97        12/98        12/99        12/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                              $10.00          $10.74       $13.59       $15.61
Net investment income (loss)(2)                                     0.07            0.22         0.27         0.24
Net realized and unrealized gain (loss) on investments              0.76            2.82         2.00         0.35
Total from investment operations                                    0.83            3.04         2.27         0.59
Less distributions:
  Dividends from net investment income                             (0.07)          (0.18)       (0.25)       (0.24)
  Distributions in excess of net investment income                    --              --           --        (0.00)(3)
  Distributions from net realized gain on investments sold         (0.02)          (0.01)          --           --
  Tax return of capital                                               --              --           --        (0.00)(3)
  Total distributions                                              (0.09)          (0.19)       (0.25)       (0.24)
Net asset value, end of period                                    $10.74          $13.59       $15.61       $15.96
Total investment return at net asset value(4) (%)                   8.30(5)        28.43        16.88         3.84
Total adjusted investment return at net asset value(4,6) (%)        7.30(5)        28.12           --           --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                       1,111          12,187       34,170       50,254
Ratio of expenses to average net assets (%)                         0.85(7)         0.85         0.74         0.70
Ratio of adjusted expenses to average net assets(8) (%)             3.78(7)         1.16           --           --
Ratio of net investment income (loss) to average net assets (%)     1.90(7)         1.81         1.88         1.57
Ratio of adjusted net investment income (loss) to average
  net assets(8) (%)                                                (1.03)(7)        1.50           --           --
Portfolio turnover rate (%)                                           17              11           19           26
Fee reduction per share(2) ($)                                      0.11            0.04           --           --

(1)   Began operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Less than $0.01 per share.
(4)   Assumes dividend reinvestment.
(5)   Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8)   Unreimbursed, without fee reduction.

V.A. Financial Industries Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of U.S. and foreign financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies.


In managing the portfolio, the managers focus primarily on stock selection rather than industry allocation.

In choosing individual stocks, the managers use fundamental financial analysis to identify securities that appear comparatively undervalued. Given the industry-wide trend toward consolidation, the managers also invest in companies that appear to be positioned for a merger. The managers generally gather firsthand information about companies from interviews and company visits.


The fund may invest in U.S. and foreign bonds, including up to 5% of net assets in junk bonds (those rated below BBB/Baa and their unrated equivalents). It may also invest up to 15% of net assets in investment-grade short-term securities.


The fund may make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest up to 80% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS


James K. Schmidt, CFA
---------------------------------------
Executive vice president of adviser
Joined fund team in 1997
Joined adviser in 1985
Began business career in 1979

Thomas M. Finucane
---------------------------------------
Vice president of adviser
Joined fund team in 1997
Joined adviser in 1990
Began business career in 1983

Thomas C. Goggins
---------------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1995
Began business career in 1981


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                           1998    1999    2000
                                                           8.55%   1.23%

2001 total return as of March 31: x.xx%
Best quarter: Q4 '98, 16.08%
Worst quarter: Q3 '98, -16.76%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                     1.23%        21.03%
Life of fund - began 4/30/97                               15.95%       27.76%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements. The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors. For instance, when interest rates fall or economic conditions deteriorate, the stocks of banks and financial services companies could suffer losses. Also, rising interest rates can reduce profits by narrowing the difference between these companies' borrowing and lending rates.


Stocks of financial services companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the managers' stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by ___________________.


------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                    12/97(1)       12/98          12/99       12/00
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                            $10.00         $13.44         $14.45
Net investment income (loss)(2)                                                   0.11           0.18           0.11
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                                   3.39           0.97           0.06
Total from investment operations                                                  3.50           1.15           0.17
Less distributions:
  Dividends from net investment income                                           (0.05)         (0.14)         (0.10)
  Distributions from net realized gain on investments sold and
    foreign currency transactions                                                (0.01)         (0.00)(3)      (0.05)
  Tax return of capital                                                             --             --          (0.01)
  Total distributions                                                            (0.06)         (0.14)         (0.16)
Net asset value, end of period                                                  $13.44         $14.45         $14.46
Total investment return at net asset value(4) (%)                                35.05(5)        8.55           1.23
Total adjusted investment return at net asset value(4,6) (%)                     34.71(5)          --             --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                    18,465         54,569         49,312
Ratio of expenses to average net assets (%)                                       1.05(7)        0.92           0.90
Ratio of adjusted expenses to average net assets(8) (%)                           1.39(7)          --             --
Ratio of net investment income (loss) to average net assets (%)                   1.32(7)        1.25           0.77
Ratio of adjusted net investment income (loss) to average net assets(8) (%)       0.98(7)          --             --
Portfolio turnover rate (%)                                                         11             38             72
Fee reduction per share(2) ($)                                                    0.03             --             --

(1)   Began operations on April 30, 1997.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Less than $0.01 per share.
(4)   Assumes dividend reinvestment.
(5)   Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8)   Unreimbursed, without fee reduction.

V.A. Technology Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 65% of assets in U.S. and foreign companies that rely extensively on technology in their product development or operations. These companies are in fields such as: computer software, hardware and Internet services; telecommunications; electronics; and data management and storage.


In managing the portfolio, the managers focus primarily on stock selection rather than industry allocation. The managers invest in companies of any size whose stocks appear to be trading below their true value, as determined by fundamental financial analysis of their business models and balance sheets as well as interviews with senior management. The fund focuses on companies that are undergoing a business change that appears to signal accelerated growth or higher earnings.

The fund may invest up to 10% of net assets in debt securities of any maturity, including bonds rated as low as CC/Ca and their unrated equivalents. (Bonds rated below BBB/Baa are considered junk bonds.)

It may also invest in certain higher-risk securities, including securities that are not publicly offered or traded, called restricted securities.

The fund may use certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

SUBADVISER


American Fund Advisors, Inc.
---------------------------------------
Responsible for day-to-day
  investments
Founded in 1978
Supervised by the adviser

PORTFOLIO MANAGERS

Barry J. Gordon
---------------------------------------
President of subadviser
Joined fund team in 2000
Began business career in 1971

Marc H. Klee, CFA
---------------------------------------
Executive vice president of subadviser
Joined fund team in 2000
Began business career in 1977

Alan J. Loewenstein, CFA
---------------------------------------
Senior vice president of subadviser
Joined fund team in 2000
Began business career in 1979


PAST PERFORMANCE

[Clip Art] This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because the fund is less than a year old, there is not a full year of performance to report.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock market movements. The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.


Technology companies face special risks, and could be hurt by factors such as market saturation, price competition, obsolescence and competing technologies. Many technology companies are smaller companies that may have limited product lines and financial and managerial resources, making them vulnerable to isolated business setbacks.


Stocks of technology companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.


o In a down market, the higher-risk securities and derivatives could become harder to value or to sell at a fair price.


================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by ______________________.


--------------------------------------------------------------------------------
Period ended:                                                            12/00
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period
Net investment income (loss)(2)
Net realized and unrealized gain (loss) on investments
Total from investment operations
Less distributions:
  Dividends from net investment income
  Distributions from net realized gain on investments sold
  Total distributions
Net asset value, end of period
Total investment return at net asset value(3) (%)
Total adjusted investment return at net asset value(3,5) (%)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)
Ratio of expenses to average net assets (%)
Ratio of adjusted expenses to average net assets(7) (%)
Ratio of net investment income (loss) to average net assets (%)
Ratio of adjusted net investment income (loss) to average
  net assets(7) (%)
Portfolio turnover rate (%)
Fee reduction per share(2) ($)

(1)   Began operations on May 1, 2000.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Assumes dividend reinvestment.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.

V.A. Bond Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks to generate a high level of current income consistent with prudent investment risk. In pursuing this goal, the fund normally invests at least 65% of assets in a diversified portfolio of debt securities. These include corporate bonds and debentures as well as U.S. government and agency securities. Most of these securities are investment grade, although the fund may invest up to 25% of assets in junk bonds rated as low as CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of all different quality levels and maturities from many different issuers, potentially including foreign governments and corporations.


The fund intends to keep its exposure to interest rate movements generally in line with those of its peers. The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indices, securities or currencies).


Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS


James K. Ho, CFA
---------------------------------------
Executive vice president of adviser
Joined fund team in 1996
Joined adviser in 1985
Began business career in 1977

Benjamin Matthews
---------------------------------------
Vice president of adviser
Joined fund team in 1998
Joined adviser in 1995
Began business career in 1970


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                   1997    1998    1999    2000
                                                   9.30%   9.41%  -0.51%

2001 total return as of March 31: x.xx%
Best quarter: Q3 '98, 4.76%
Worst quarter: Q1 '97, -0.96%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                            Fund         Index
1 year                                                     -0.51%       -5.78%
Life of fund - began 8/29/96                                6.72%        6.67%

Index: Lehman Brothers Corporate Bond Index, an unmanaged index of corporate bonds and Yankee bonds.

MAIN RISKS

[Clip Art] The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Junk bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by ______________________.


-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                        12/96(1)       12/97       12/98       12/99       12/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $10.00         $10.19      $10.36      $10.51
Net investment income (loss)(2)                                       0.23           0.68        0.63        0.64
Net realized and unrealized gain (loss) on investments                0.21           0.24        0.32       (0.70)
Total from investment operations                                      0.44           0.92        0.95       (0.06)
Less distributions:
  Dividends from net investment income                               (0.23)         (0.68)      (0.63)      (0.64)
  Distributions from net realized gain on investments sold           (0.02)         (0.07)      (0.17)         --
  Total distributions                                                (0.25)         (0.75)      (0.80)      (0.64)
Net asset value, end of period                                      $10.19         $10.36      $10.51       $9.81
Total investment return at net asset value(3) (%)                     4.42(4)        9.30        9.41       (0.51)
Total adjusted investment return at net asset value(3,5) (%)          3.25(4)        7.52        8.82       (0.77)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         1,056          3,682      10,669      12,531
Ratio of expenses to average net assets (%)                           0.75(6)        0.75        0.75        0.75
Ratio of adjusted expenses to average net assets(7) (%)               4.15(6)        2.53        1.34        1.01
Ratio of net investment income (loss) to average net assets (%)       6.69(6)        6.57        5.93        6.39
Ratio of adjusted net investment income (loss) to average
  net assets(7) (%)                                                   3.29(6)        4.79        5.34        6.13
Portfolio turnover rate (%)                                             45            193         367        3.07
Fee reduction per share(2) ($)                                        0.12           0.18        0.06        0.03

(1)   Began operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Assumes dividend reinvestment.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.

V.A. Money Market Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks the maximum current income that is consistent with maintaining liquidity and preserving capital. The fund intends to maintain a stable $1 share price.

The fund invests only in dollar-denominated securities rated within the two highest short-term credit categories and their unrated equivalents. These securities may be issued by:

o     U.S. and foreign companies

o     U.S. and foreign banks

o     U.S. and foreign governments

o     U.S. agencies, states and municipalities

o International organizations such as the World Bank and the International Monetary Fund

The fund may also invest in repurchase agreements based on these securities.

The fund maintains an average dollar-weighted maturity of 90 days or less, and does not invest in securities with remaining maturities of more than 13 months.

In managing the portfolio, the management team searches aggressively for the best values on securities that meet the fund's credit and maturity requirements. The team tends to favor corporate securities and looks for relative yield advantages between, for example, a company's secured and unsecured short-term debt obligations.

================================================================================

PORTFOLIO MANAGERS

Team of money market research
 analysts and portfolio managers

YIELD INFORMATION

For the fund's 7-day effective
 yield, call 1-800-824-0335

PAST PERFORMANCE


[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time. This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.

--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                   1997    1998    1999    2000
                                                   4.88%   4.87%   4.58%

2001 total return as of March 31: x.xx%
Best quarter: Q1 '98, 1.25%
Worst quarter: Q1 '99, 1.06%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                                        Fund
1 year                                                                  4.58%
Life of fund - began 8/29/96                                            4.72%

MAIN RISKS

[Clip Art] The value of your investment will be most affected by short-term interest rates. If interest rates rise sharply, the fund could underperform its peers or lose money.

An issuer of securities held by the fund could default or have its credit rating downgraded.

Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by _______________________.


-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                         12/96(1)       12/97          12/98       12/99       12/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $1.00          $1.00          $1.00       $1.00
Net investment income (loss)(2)                                        0.02           0.05           0.05        0.05
Less distributions:
  Dividends from net investment income                                (0.02)         (0.05)         (0.05)      (0.05)
Net asset value, end of period                                        $1.00          $1.00          $1.00       $1.00
Total investment return at net asset value(3) (%)                      1.61(4)        4.88           4.87        4.58
Total adjusted investment return at net asset value(3,5) (%)          (7.55)(4)       4.36             --          --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                            207          8,377         16,519      32,952
Ratio of expenses to average net assets (%)                            0.75(6)        0.75           0.74        0.66
Ratio of adjusted expenses to average net assets(7) (%)               27.48(6)        1.27             --          --
Ratio of net investment income (loss) to average net assets (%)        4.68(6)        4.86           4.70        4.55
Ratio of adjusted net investment income (loss) to average
  net assets(7) (%)                                                  (22.05)(6)       4.34             --          --
Fee reduction per share(2) ($)                                         0.08           0.00(8)          --          --

(1)   Began operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Assumes dividend reinvestment.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8)   Less than $0.01 per share.

V.A. Strategic Income Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks a high level of current income. In pursuing this goal, the fund invests primarily in the following categories of securities:

o foreign government and corporate debt securities from developed and emerging markets

o     U.S. government and agency securities

o     U.S. junk bonds

The fund may also invest in preferred stock and other types of debt securities.

Although the fund invests in securities rated as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment-grade range. There is no limit on the fund's average maturity.

In managing the portfolio, the managers allocate assets among the three major categories based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends. However, the managers may invest up to 100% of assets in any one category.

Within each category, the managers look for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indices, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 10% of net assets in U.S. or foreign stocks.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS


Frederick L. Cavanaugh, Jr.
---------------------------------------
Senior vice president of adviser
Joined fund team in 1996
Joined adviser in 1986
Began business career in 1975

Arthur N. Calavritinos, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1996
Joined adviser in 1988
Began business career in 1986

Janet L. Clay, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1998
Joined adviser in 1995
Began business career in 1990

Daniel S. Janis
---------------------------------------
Second vice president of adviser
Joined fund team in 2001
Joined adviser in 1999
Senior risk manager at
 BankBoston (1997-1998)
Manager of forward desk at
 Morgan Stanley (1991-1997)
Began business career in 1984


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                   1997    1998    1999    2000
                                                  11.77%   4.92%   4.82%

2001 total return as of March 31: x.xx%
Best quarter: Q2 '97, 6.28%
Worst quarter: Q3 '98, -2.79%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund          Index
1 year                                                     4.82%        -2.15%
Life of fund - began 8/29/96                               8.39%         6.49%

Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.

MAIN RISKS

[Clip Art] The fund's risk profile depends on its sector allocation. In general, investors should expect fluctuations in share price, yield and total return that are above average for bond funds.

When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks, and their prices can fall on bad news about the economy, an industry or a company. If certain allocation strategies or certain industries or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability. These risks are greater in emerging markets.

o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o Stock investments may go down in value due to stock market movements or negative company or industry events.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by ________________________.


------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                          12/96(1)       12/97       12/98        12/99       12/00
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $10.00         $10.30      $10.47       $10.10
Net investment income (loss)(2)                                         0.27           0.91        0.85         0.80
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                         0.36           0.26       (0.35)       (0.33)
Total from investment operations                                        0.63           1.17        0.50         0.47
Less distributions:
  Dividends from net investment income                                 (0.27)         (0.91)      (0.85)       (0.80)
  Distributions from net realized gain on investments sold,
    financial futures contracts and foreign currency transactions      (0.06)         (0.09)      (0.02)          --
  Total distributions                                                  (0.33)         (1.00)      (0.87)       (0.80)
Net asset value, end of period                                        $10.30         $10.47      $10.10        $9.77
Total investment return at net asset value(3) (%)                       6.45(4)       11.77        4.92         4.82
Total adjusted investment return at net asset value(3,5) (%)            5.96(4)       11.25        4.84         4.80
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                           2,131          5,540      15,019       22,282
Ratio of expenses to average net assets (%)                             0.85(6)        0.85        0.85         0.85
Ratio of adjusted expenses to average net assets(7) (%)                 2.28(6)        1.37        0.93         0.87
Ratio of net investment income (loss) to average net assets (%)         7.89(6)        8.77        8.19         8.06
Ratio of adjusted net investment income (loss) to average
  net assets(7) (%)                                                     6.46(6)        8.25        8.11         8.04
Portfolio turnover rate (%)                                               73            110          92           53(8)
Fee reduction per share(2) ($)                                          0.05           0.05        0.01         0.00(9)

(1)   Began operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Assumes dividend reinvestment.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8)   Porfolio turnover rate excludes merger activity.
(9)   Less than $0.01 per share.

Account information

--------------------------------------------------------------------------------
BUYING AND SELLING FUND SHARES

When you invest in a Declaration fund through a variable contract, your premium payments are used to buy units of an insurance company separate account that then buys shares of the fund. The shares are purchased at net asset value (NAV) and are generally credited to the separate account immediately after the fund accepts payment from the insurance company. In unusual circumstances or to protect shareholders, a fund may refuse a purchase order, especially when the adviser believes the order might be large enough to disrupt the fund's management. A fund may also temporarily suspend the offering of its shares.

Shares are sold at the next NAV to be determined after the fund accepts the sell request. The sales proceeds are normally forwarded by bank wire to the insurance company on the next business day. In unusual circumstances, the fund may temporarily suspend the processing of sell requests. It may also postpone the payment of sales proceeds for up to seven days or longer, as allowed by federal securities laws.

--------------------------------------------------------------------------------
VALUING FUND SHARES

The NAV for each fund is determined each business day at the close of business on the New York Stock Exchange (typically 4:00 P.M. Eastern Time). The Exchange is typically open Monday through Friday.

Except for V.A. Money Market Fund, which values its securities at amortized cost, securities in a fund's portfolio are generally valued on the basis of market quotations and valuations provided by independent pricing services. The funds may also value securities at fair value, especially if market quotations are not readily available or if the securities' value has been materially affected by events following the close of a foreign market. Fair value is determined according to procedures approved by the funds' board of trustees. If a fund uses this method, the securities' prices may be higher or lower than the same securities held by another fund using market quotations.

--------------------------------------------------------------------------------
FUND EXPENSES

Management fees The management fees paid to the investment adviser by the John Hancock Declaration funds last year are as follows:

--------------------------------------------------------------------------------
Equity Funds                            % of net assets
--------------------------------------------------------------------------------
V.A. Core Equity Fund                   0.70%
V.A. Relative Value Fund                0.60%
V.A. Sovereign Investors Fund           0.60%

--------------------------------------------------------------------------------
Sector Funds
--------------------------------------------------------------------------------
V.A. Financial Industries Fund          0.80%
V.A. Technology Fund                        %

--------------------------------------------------------------------------------
Income Funds
--------------------------------------------------------------------------------
V.A. Bond Fund                          0.50%
V.A. Money Market Fund                  0.50%
V.A. Strategic Income Fund              0.60%

The adviser pays subadvisory fees out of its own assets and no fund is responsible for paying a fee to its sub-adviser.

Expense limitation The adviser may reduce its fee or make other arrangements to limit each fund's expenses to a specified percentage of average daily net assets. The adviser has agreed to limit temporarily each fund's expenses to 0.25% of average net assets, excluding management fees, at least until April 30, 2002. If annual expenses fall below this limitation at the end of any fund's fiscal year, the adviser can impose the full fee and recover any other payments up to the amount of the limitation.

--------------------------------------------------------------------------------
DIVIDENDS AND TAXES

All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in the separate accounts holding these shares. For a discussion of the tax status of your variable contract, including the tax consequences of withdrawals or other payments, refer to the prospectus of your insurance company's separate account.


20 ACCOUNT INFORMATION

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the Declaration funds. The funds' board of trustees oversees the funds' business activities and retains the services of the various firms that carry out the funds' operations.

The trustees of the Declaration funds have the power to change the funds' investment goals without shareholder or contract holder approval.

                                -----------------
                                    Variable
                                contract holders
                                -----------------

                               -------------------
                                Insurance company
                                separate accounts
                               -------------------

                               -------------------
                                  Declaration
                                     funds
                               -------------------

                      ------------------------------------
                                   Subadvisers

                             Independence Investment
                                Associates, Inc.
                                 53 State Street
                                Boston, MA 02109

                          American Fund Advisors, Inc.
                                1415 Kellum Place
                              Garden City, NY 11530

                          Provide portfolio management
                                to certain funds.
                      ------------------------------------

                      ------------------------------------
                               Investment adviser

                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                         Manages the funds' business and
                             investment activities.
                      ------------------------------------

                      ------------------------------------
                                   Custodians

                           Investors Bank & Trust Co.

                      State Street Bank and Trust Company

                       Hold the funds' assets, settle all
                      portfolio trades and collect most of
                         the valuation data required for
                          calculating each fund's NAV.
                      ------------------------------------

                      ------------------------------------
                                    Trustees

                         Oversee the funds' activities.
                      ------------------------------------


                                                                 FUND DETAILS 21

For more information
--------------------------------------------------------------------------------

This prospectus should be used with the variable contract/product prospectus.

Two documents are available that offer further information on the John Hancock Declaration funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Annuity Servicing Office
529 Main St. (X-4)
Charlestown, MA 02129

By phone: 1-800-824-0335

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public
Reference Room in Washington, DC.
For access to the Reference Room call
1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request:
publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

SEC file number 811-07437

[LOGO] John Hancock(R)

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

Mutual Funds
Institutional Services
Private Managed Accounts
Insurance Services

(C)2000 JOHN HANCOCK FUNDS, INC.                                     RVA00P 5/01

                                                                    John Hancock
                                                               Declaration Funds

                                                                      Prospectus


                                                                     May 1, 2001


--------------------------------------------------------------------------------

PATRIOT                                                                   Equity
PVA00P 5/01                                                V.A. Core Equity Fund
Draft 2/16/01                                         V.A. Large Cap Growth Fund
                                                        V.A. Mid Cap Growth Fund
                                                        V.A. Relative Value Fund
                                                      V.A. Small Cap Growth Fund
                                                   V.A. Sovereign Investors Fund

                                                                          Sector
                                                  V.A. Financial Industries Fund

                                                                          Income
                                                                  V.A. Bond Fund
                                                       V.A. High Yield Bond Fund
                                                          V.A. Money Market Fund
                                                      V.A. Strategic Income Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


                                                        [LOGO] John Hancock(R)
                                                      --------------------------
                                                          JOHN HANCOCK FUNDS

Contents
--------------------------------------------------------------------------------

General information about      Overview                                       3
the Declaration funds.

A fund-by-fund summary         Equity
of goals, strategies, risks,       V.A. Core Equity Fund                      4
performance and financial          V.A. Large Cap Growth Fund                 6
highlights.                        V.A. Mid Cap Growth Fund                   8
                                   V.A. Relative Value Fund                  10
                                   V.A. Small Cap Growth Fund                12
                                   V.A. Sovereign Investors Fund             14

                               Sector
                                   V.A. Financial Industries Fund            16

                               Income
                                   V.A. Bond Fund                            18
                                   V.A. High Yield Bond Fund                 20
                                   V.A. Money Market Fund                    22
                                   V.A. Strategic Income Fund                24

Transaction policies and       Account information
other information affecting
your fund investment.          Buying and selling fund shares                26
                               Valuing fund shares                           26
                               Fund expenses                                 26
                               Dividends and taxes                           26

Further information on the     Fund details
Declaration funds.
                               Business structure                            27

                               For more information                  back cover

Overview
--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Financial highlights A table showing the fund's financial performance for up to five years.

JOHN HANCOCK DECLARATION FUNDS

These funds offer investment choices for the variable annuity and variable life insurance contracts of certain insurance companies. You should read this prospectus together with the attached prospectus of the insurance product you are considering.

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock Declaration funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

V.A. Core Equity Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund normally invests at least 65% of assets in a diversified portfolio of equities which are primarily large-capitalization stocks. The portfolio's risk profile is similar to that of the Standard & Poor's 500 Stock Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 70% to 80% of these companies also are included in the Standard & Poor's 500 Stock Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/ return analysis against the Standard & Poor's 500 Stock Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks. The fund may invest in dollar-denominated foreign securities and make limited use of certain derivatives (investments whose value is based on indices or securities).

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

SUBADVISER

Independence Investment
Associates, Inc.
---------------------------------------
Team responsible for day-to-day
  investment management

A subsidiary of John Hancock
  Financial Services, Inc.

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                   1997    1998    1999    2000
                                                  30.68%  28.42%  13.89%

2001 total return as of March 31: x.xx%
Best quarter: Q4 '98, 23.16%
Worst quarter: Q3 '98, -13.01%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                     13.89%       21.03%
Life of fund - began 8/29/96                               25.52%       28.79%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.


Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by ________________________.


-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                       12/96(1)        12/97        12/98        12/99     12/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $10.00          $11.11       $14.11       $17.74
Net investment income (loss)(2)                                      0.06            0.16         0.10         0.09
Net realized and unrealized gain (loss) on investments               1.12            3.23         3.90         2.36
Total from investment operations                                     1.18            3.39         4.00         2.45
Less distributions:
  Dividends from net investment income                              (0.06)          (0.14)       (0.10)       (0.09)
  Distributions in excess of net investment income                     --              --           --        (0.00)(3)
  Distributions from net realized gain on investments sold          (0.01)          (0.25)       (0.27)       (0.40)
  Total distributions                                               (0.07)          (0.39)       (0.37)       (0.49)
Net asset value, end of period                                     $11.11          $14.11       $17.74       $19.70
Total investment return at net asset value(4) (%)                   11.78(5)        30.68        28.42        13.89
Total adjusted investment return at net asset value(4,6) (%)        10.66(5)        30.04           --           --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        1,149           8,719       26,691       44,991
Ratio of expenses to average net assets (%)                          0.95(7)         0.95         0.95         0.83
Ratio of adjusted expenses to average net assets(8) (%)              4.23(7)         1.59           --           --
Ratio of net investment income (loss) to average net assets (%)      1.60(7)         1.24         0.65         0.47
Ratio of adjusted net investment income (loss) to average
  net assets(8) (%)                                                 (1.68)(7)        0.60           --           --
Portfolio turnover rate (%)                                            24              53           55           77
Fee reduction per share(2) ($)                                       0.12            0.08           --           --

(1)   Began operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Less than $0.01 per share.
(4)   Assumes dividend reinvestment.
(5)   Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8)   Unreimbursed, without fee reduction.

V.A. Large Cap Growth Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of large-capitalization companies (companies in the capitalization range of the Russell Top 200 Growth Index, which was $xx million to $xx billion as of March 31, 2001).


In choosing individual stocks, the managers use fundamental financial analysis to identify companies with:

o     strong cash flows

o     secure market franchises

o     sales growth that outpaces their industries


The fund generally invests in a diversified portfolio of U.S. companies. The fund has tended to emphasize, or overweight, certain sectors such as health care, technology or consumer goods. These weightings may change in the future.


The management team uses various means to assess the depth and stability of companies' senior management, including interviews and company visits. The fund favors companies for which the managers project an above-average growth rate.

The fund may invest in preferred stocks and other types of equities, and may invest up to 15% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS


William L. Braman
---------------------------------------
Executive vice president and chief
  investment officer of adviser
Joined fund team in 2000
Joined adviser in 2000
Chief investment officer
  at Baring Asset Management
  (London 1998-2000)
Head of U.S. equity team at
  Baring Asset Management
  (Boston 1989-1998)
Began business career in 1977

Robert J. Uek, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 1997
Corporate finance manager
  at Ernst & Young (1994-1997)
Began business career in 1990


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                   1997    1998    1999    2000
                                                  14.27%  24.60%  20.71%

2001 total return as of March 31: x.xx%
Best quarter: Q3 '97, 22.53%
Worst quarter: Q1 '97, -15.55%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                              Fund         Index 1      Index 2
1 year                                        20.71%       21.03%
Life of fund - began 8/29/96                  15.41%       28.79%

Index 1: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks. Index 2: Russell Top 200 Growth Index, an unmanaged index containing growth-oriented stocks from the Russell Top 200 Index.

In the future, the adviser will compare the fund's performance only to the Russell Top 200 Growth Index since it more closely represents the fund's investment strategy.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.


The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by ______________________.


-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                         12/96(1)       12/97       12/98          12/99       12/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $10.00          $9.39      $10.73         $13.37
Net investment income (loss)(2)                                       (0.01)         (0.04)      (0.00)(3)      (0.04)
Net realized and unrealized gain (loss) on investments                (0.60)          1.38        2.64           2.80
Total from investment operations                                      (0.61)          1.34        2.64           2.76
Less distributions:
  Distributions from net realized gain on investments sold               --             --          --          (0.36)
Net asset value, end of period                                        $9.39         $10.73      $13.37         $15.77
Total investment return at net asset value(4) (%)                     (6.10)(5)      14.27       24.60          20.71
Total adjusted investment return at net asset value(4,6) (%)          (7.39)(5)      12.90       24.27          20.69
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                            994          3,733      10,372         21,872
Ratio of expenses to average net assets (%)                            1.00(7)        1.00        1.00           1.00
Ratio of adjusted expenses to average net assets(8) (%)                4.76(7)        2.37        1.33           1.02
Ratio of net investment income (loss) to average net assets (%)       (0.23)(7)      (0.39)      (0.00)         (0.25)
Ratio of adjusted net investment income (loss) to
  average net assets(8) (%)                                           (3.99)(7)      (1.76)      (0.33)         (0.27)
Portfolio turnover rate (%)                                              68            136         176            172
Fee reduction per share(2) ($)                                         0.13           0.13        0.04           0.00(3)

(1)   Began operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Less than $0.01 per share.
(4)   Assumes dividend reinvestment.
(5)   Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8)   Unreimbursed, without fee reduction.

V.A. Mid Cap Growth Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of medium-capitalization companies (companies in the capitalization range of the Russell Midcap Growth Index, which was $xx million to $xx billion as of March 31, 2001).


The manager conducts fundamental financial analysis to identify companies with above-average earnings growth.

In choosing individual securities, the manager looks for companies with growth stemming from a combination of gains in market share and increasing operating efficiency. Before investing, the manager identifies a specific catalyst for growth, such as a new product, business reorganization or merger.

The management team generally maintains personal contact with the senior management of the companies the fund invests in.

The manager considers broad economic trends, demographic factors, technological changes, consolidation trends and legislative initiatives.

The fund generally invests in more than 100 companies. The fund may not invest more than 5% of assets in any one security.

The fund may invest up to 10% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indices or currencies).

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGER


Barbara C. Friedman, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1998
Head of mid-cap equity group
 at Fleet Investment Advisors
 (1996-1997)
Began business career in 1973

Timothy N. Manning
---------------------------------------
Joined fund team in 2000
Joined adviser in 2000
Analyst at State Street Research
 (1999-2000)
Equity research associate at
 State Street Research (1996-1999)
Began business career in 1993


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                          1998    1999    2000
                                                         10.35%  56.18%

2001 total return as of March 31: x.xx%
Best quarter: Q4 '99, 41.78%
Worst quarter: Q3 '98, -19.74%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                              Fund         Index 1      Index 2
1 year                                        56.18%       21.03%       51.29%
Life of fund - began 1/7/98                   31.63%       25.23%       20.08%

Index 1: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks. Index 2: Russell Midcap Growth Index, an unmanaged index containing those stocks from the Russell Midcap Index with a greater-than-average growth orientation.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.


The fund's management strategy has a significant influence on fund performance. Medium-capitalization stocks tend to be more volatile than stocks of larger companies, and as a group could fall out of favor with the market, causing the fund to underperform investments that focus either on small- or large-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by _______________________.


-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                    12/98(1)       12/99      12/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                            $10.00         $11.03
Net investment income (loss)(2)                                                   0.01          (0.03)
Net realized and unrealized gain (loss) on investments                            1.03           6.23
Total from investment operations                                                  1.04           6.20
Less distributions:
  Dividends from net investment income                                           (0.01)            --
  Distributions from net realized gain on investments sold                          --          (0.02)
  Tax return of capital                                                          (0.00)(3)         --
  Total distributions                                                            (0.01)         (0.02)
Net asset value, end of period                                                  $11.03         $17.21
Total investment return at net asset value(4) (%)                                10.35(6)       56.18
Total adjusted investment return at net asset value(4,5) (%)                      7.17(6)       54.82
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                     1,779          6,363
Ratio of expenses to average net assets (%)                                       1.00(7)        1.00
Ratio of adjusted expenses to average net assets(8) (%)                           4.23(7)        2.36
Ratio of net investment income (loss) to average net assets (%)                   0.06(7)       (0.23)
Ratio of adjusted net investment income (loss) to average net assets(8) (%)      (3.17)(7)      (1.59)
Portfolio turnover rate (%)                                                        103            136
Fee reduction per share(2) ($)                                                    0.33           0.17

(1)   Began operations on January 7, 1998.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Less than $0.01 per share.
(4)   Assumes dividend reinvestment.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the period shown.
(6)   Not annualized.
(7)   Annualized.
(8)   Unreimbursed, without fee reduction.

V.A. Relative Value Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks the highest total return (capital appreciation plus current income) that is consistent with reasonable safety of capital. To pursue this goal, the fund invests in a diversified portfolio of stocks, bonds and money market securities. Although the fund may concentrate in any of these asset classes, under normal circumstances it invests primarily in stocks.

In managing the portfolio, the managers emphasize a value-oriented approach to individual stock selection. With the aid of proprietary financial models, the management team looks for companies that are selling at what appear to be substantial discounts to their long-term intrinsic and "franchise" values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The fund manages risk by typically holding between 50 and 150 large companies that are diversified across industry sectors. The management team also uses fundamental financial analysis to identify individual companies with substantial cash flows, reliable revenue streams, superior competitive positions and strong management.

The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions.

In selecting bonds of any maturity, the manager looks for the most favorable risk/return ratios. The fund may invest up to 15% of net assets in junk bonds rated as low as CC/Ca and their unrated equivalents.

The fund may invest up to 25% of assets in foreign securities (35% during adverse U.S. market conditions). The fund may also make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS


Timothy E. Quinlisk, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Analyst at Hagler, Mastrouita
  & Hewitt (1997-1998)
Analyst at State Street Global
  Advisors (1995-1997)
Began business career in 1985

James S. Yu, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 2000
Analyst at Merrill Lynch Asset
  Management (1998-2000)
Analyst at Gabelli & Company
  (1995-1998)
Began business career in 1990

R. Scott Mayo, CFA
---------------------------------------
Second vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Analyst at Morgan Stanley
  (1998)
Analyst at Grantham, Mayo &
  Van Otterloo (1993-1996)
Began business career in 1993


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                           1998    1999    2000
                                                          21.39%  56.65%

2001 total return as of March 31: xx%
Best quarter: Q4 '99, 43.25%
Worst quarter: Q3 '98, -16.61%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                     56.65%       21.03%
Life of fund - began 1/6/98                                38.26%       24.54%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements. The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, value stocks could underperform growth stocks. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.


To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by _______________________.


-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                      12/98(1)       12/99         12/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                              $10.00         $12.03
Net investment income (loss)(2)                                                     0.11           0.10
Net realized and unrealized gain (loss) on investments, financial futures
contracts and foreign currency transactions                                         2.02           6.65
Total from investment operations                                                    2.13           6.75
Less distributions:
  Dividends from net investment income                                             (0.10)         (0.10)
  Distributions from net realized gain on investments sold, financial futures
  contracts and foreign currency transactions                                         --          (0.65)
  Total distributions                                                              (0.10)         (0.75)
Net asset value, end of period                                                    $12.03         $18.03
Total investment return at net asset value(3) (%)                                  21.39(4)       56.65
Total adjusted investment return at net asset value(3,5) (%)                       21.21(4)          --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                      17,368         38,766
Ratio of expenses to average net assets (%)                                         0.85(6)        0.77
Ratio of adjusted expenses to average net assets(7) (%)                             1.03(6)          --
Ratio of net investment income (loss) to average net assets (%)                     1.17(6)        0.66
Ratio of adjusted net investment income (loss) to average net assets(7) (%)         0.99(6)          --
Portfolio turnover rate (%)                                                          242            166
Fee reduction per share(2) ($)                                                      0.02             --

(1)   Began operations on January 6, 1998.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Assumes dividend reinvestment.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.

V.A. Small Cap Growth Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of small-capitalization companies (companies in the capitalization range of the Russell 2000 Growth Index, which was $xx million to $xx billion as of March 31,
2001).


The managers look for companies in the emerging growth phase of development that are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings.

To manage risk, the fund typically invests in 150 to 220 companies across many industries, and does not invest more than 5% of assets in any one security.

In choosing individual securities, the managers use fundamental financial analysis to identify rapidly growing companies. The managers favor companies that dominate their market niches or are poised to become market leaders. They look for strong senior management teams and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest in preferred stocks and other types of equities, and may invest up to 10% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indices or currencies).

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash and cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================
PORTFOLIO MANAGERS


Bernice S. Behar, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1996
Joined adviser in 1991
Began business career in 1986

Anurag Pandit, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 1996
Equity analyst at Loomis Sayles
  (1992-1996)
Began business career in 1984


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                   1997    1998    1999    2000
                                                  11.06%  15.94%  68.52%

2001 total return as of March 31: x.xx%
Best quarter: Q4 '99, 44.55%
Worst quarter: Q3 '98, -21.42%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                              Fund         Index 1      Index 2
1 year                                        68.52%       21.26%       43.09%
Life of fund - began 8/29/96                  23.55%       14.51%       17.53%

Index 1: Russell 2000 Index, an unmanaged index of 2,000 U.S.
small-capitalization stocks.
Index 2: Russell 2000 Growth Index, an unmanaged index containing those stocks from the Russell 2000 Index with a greater-than-average growth orientation.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.


The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by _______________________.


-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                            12/96(1)     12/97        12/98         12/99       12/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                    $10.00        $9.32       $10.35        $12.00
Net investment income (loss)(2)                                           0.02        (0.02)       (0.06)        (0.10)
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                          (0.68)        1.05         1.71          8.29
Total from investment operations                                         (0.66)        1.03         1.65          8.19
Less distributions:
  Dividends from net investment income                                   (0.02)       (0.00)(3)       --            --
  Distributions from net realized gain on investments sold                  --           --           --         (0.43)
  Total distributions                                                    (0.02)       (0.00)(3)       --         (0.43)
Net asset value, end of period                                           $9.32       $10.35       $12.00        $19.76
Total investment return at net asset value(4) (%)                        (6.62)(5)    11.06        15.94         68.52
Total adjusted investment return at net asset value(4,6) (%)             (8.05)(5)     9.34        15.31         68.14
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                               975        3,841        8,232        20,867
Ratio of expenses to average net assets (%)                               1.00(7)      1.00         1.00          1.00
Ratio of adjusted expenses to average net assets(8) (%)                   5.19(7)      2.72         1.63          1.38
Ratio of net investment income (loss) to average net assets (%)           0.62(7)     (0.16)       (0.59)        (0.76)
Ratio of adjusted net investment income (loss) to average
  net assets(8) (%)                                                      (3.57)(7)    (1.88)       (1.22)        (1.14)
Portfolio turnover rate (%)                                                 31           79           93           120
Fee reduction per share(2) ($)                                            0.14         0.17         0.07          0.05

(1)   Began operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Less than $0.01 per share.
(4)   Assumes dividend reinvestment.
(5)   Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8)   Unreimbursed, without fee reduction.

V.A. Sovereign Investors Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital and income without assuming undue market risks. To pursue these goals, the fund normally invests at least 80% of its stock investments in a diversified portfolio of companies with market capitalizations within the range of the Standard & Poor's 500 Stock Index. On March 31, 2001, that range was $xx million to $xx billion.

At least 65% of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. The managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industry-wide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large or medium market capitalizations.


The fund may not invest more than 5% of assets in any one security. The fund may invest in bonds of any maturity, with up to 5% of assets in junk bonds rated as low as C and their unrated equivalents.

The fund typically invests in U.S. companies but may invest in dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indices).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS


John F. Snyder III
---------------------------------------
Executive vice president of adviser
Joined fund team in 1996
Joined adviser in 1991
Began business career in 1971

Barry H. Evans, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1996
Joined adviser in 1986
Began business career in 1986

Peter M. Schofield, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1996
Joined adviser in 1996
Portfolio manager at Geewax,
  Terker & Co. (1984-1996)
Began business career in 1984


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                   1997    1998    1999    2000
                                                  28.43%  16.88%   3.84%

2001 total return as of March 31: -x.xx%
Best quarter: Q4 '98, 15.75%
Worst quarter: Q3 '99, -7.43%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                      3.84%       21.03%
Life of fund - began 8/29/96                               16.97%       28.79%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy will influence performance significantly. Large- or medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small-capitalization stocks. Medium-capitalization stocks tend to be more volatile than stocks of larger companies. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.


To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by ______________________.


------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                         12/96(1)       12/97       12/98       12/99        12/00
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $10.00         $10.74      $13.59      $15.61
Net investment income (loss)(2)                                        0.07           0.22        0.27        0.24
Net realized and unrealized gain (loss) on investments                 0.76           2.82        2.00        0.35
Total from investment operations                                       0.83           3.04        2.27        0.59
Less distributions:
  Dividends from net investment income                                (0.07)         (0.18)      (0.25)      (0.24)
  Distributions in excess of net investment income                       --             --          --       (0.00)(3)
  Distributions from net realized gain on investments sold            (0.02)         (0.01)         --          --
  Tax return of capital                                                  --             --          --       (0.00)(3)
  Total distributions                                                 (0.09)         (0.19)      (0.25)      (0.24)
Net asset value, end of period                                       $10.74         $13.59      $15.61      $15.96
Total investment return at net asset value(4) (%)                      8.30(5)       28.43       16.88        3.84
Total adjusted investment return at net asset value(4,6) (%)           7.30(5)       28.12          --          --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                          1,111         12,187      34,170      50,254
Ratio of expenses to average net assets (%)                            0.85(7)        0.85        0.74        0.70
Ratio of adjusted expenses to average net assets(8) (%)                3.78(7)        1.16          --          --
Ratio of net investment income (loss) to average net assets (%)        1.90(7)        1.81        1.88        1.57
Ratio of adjusted net investment income (loss) to average
  net assets(8) (%)                                                   (1.03)(7)       1.50          --          --
Portfolio turnover rate (%)                                              17             11          19          26
Fee reduction per share(2) ($)                                         0.11           0.04          --          --

(1)   Began operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Less than $0.01 per share.
(4)   Assumes dividend reinvestment.
(5)   Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8)   Unreimbursed, without fee reduction.

V.A. Financial Industries Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of U.S. and foreign financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies.


In managing the portfolio, the managers focus primarily on stock selection rather than industry allocation.

In choosing individual stocks, the managers use fundamental financial analysis to identify securities that appear comparatively undervalued. Given the industry-wide trend toward consolidation, the managers also invest in companies that appear to be positioned for a merger. The managers generally gather firsthand information about companies from interviews and company visits.


The fund may invest in U.S. and foreign bonds, including up to 5% of net assets in junk bonds (those rated below BBB/Baa and their unrated equivalents). It may also invest up to 15% of net assets in investment-grade short-term securities.


The fund may make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest up to 80% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS


James K. Schmidt, CFA
---------------------------------------
Executive vice president of adviser
Joined fund team in 1997
Joined adviser in 1985
Began business career in 1979

Thomas M. Finucane
---------------------------------------
Vice president of adviser
Joined fund team in 1997
Joined adviser in 1990
Began business career in 1983

Thomas C. Goggins
---------------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1995
Began business career in 1981


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                           1998    1999    2000
                                                           8.55%   1.23%

2001 total return as of March 31: x.xx%
Best quarter: Q4 '98, 16.08%
Worst quarter: Q3 '98, -16.76%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                      1.23%       21.03%
Life of fund - began 4/30/97                               15.95%       27.76%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements. The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors. For instance, when interest rates fall or economic conditions deteriorate, the stocks of banks and financial services companies could suffer losses. Also, rising interest rates can reduce profits by narrowing the difference between these companies' borrowing and lending rates.


Stocks of financial services companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the managers' stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by _______________________.


-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                        12/97(1)       12/98          12/99       12/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $10.00         $13.44         $14.45
Net investment income (loss)(2)                                       0.11           0.18           0.11
Net realized and unrealized gain (loss) on investments and
foreign currency transactions                                         3.39           0.97           0.06
Total from investment operations                                      3.50           1.15           0.17
Less distributions:
  Dividends from net investment income                               (0.05)         (0.14)         (0.10)
  Distributions from net realized gain on investments sold and
    foreign currency transactions                                    (0.01)         (0.00)(3)      (0.05)
  Tax return of capital                                                 --             --          (0.01)
  Total distributions                                                (0.06)         (0.14)         (0.16)
Net asset value, end of period                                      $13.44         $14.45         $14.46
Total investment return at net asset value(4) (%)                    35.05(5)        8.55           1.23
Total adjusted investment return at net asset value(4,6) (%)         34.71(5)          --             --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        18,465         54,569         49,312
Ratio of expenses to average net assets (%)                           1.05(7)        0.92           0.90
Ratio of adjusted expenses to average net assets(8) (%)               1.39(7)          --             --
Ratio of net investment income (loss) to average net assets (%)       1.32(7)        1.25           0.77
Ratio of adjusted net investment income (loss) to average
  net assets(8) (%)                                                   0.98(7)          --             --
Portfolio turnover rate (%)                                             11             38             72
Fee reduction per share(2) ($)                                        0.03             --             --

(1)   Began operations on April 30, 1997.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Less than $0.01 per share.
(4)   Assumes dividend reinvestment.
(5)   Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8)   Unreimbursed, without fee reduction.

V.A. Bond Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks to generate a high level of current income consistent with prudent investment risk. In pursuing this goal, the fund normally invests at least 65% of assets in a diversified portfolio of debt securities. These include corporate bonds and debentures as well as U.S. government and agency securities. Most of these securities are investment grade, although the fund may invest up to 25% of assets in junk bonds rated as low as CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of all different quality levels and maturities from many different issuers, potentially including foreign governments and corporations.


The fund intends to keep its exposure to interest rate movements generally in line with those of its peers. The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indices, securities or currencies).


Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS


James K. Ho, CFA
---------------------------------------
Executive vice president of adviser
Joined fund team in 1996
Joined adviser in 1985
Began business career in 1977

Benjamin Matthews
---------------------------------------
Vice president of adviser
Joined fund team in 1998
Joined adviser in 1995
Began business career in 1970


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                   1997    1998    1999    2000
                                                   9.30%   9.41%  -0.51%

2001 total return as of March 31: x.xx%
Best quarter: Q3 '98, 4.76%
Worst quarter: Q1 '97, -0.96%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                     -0.51%       -5.78%
Life of fund - began 8/29/96                                6.72%        6.67%

Index: Lehman Brothers Corporate Bond Index, an unmanaged index of corporate bonds and Yankee bonds.

MAIN RISKS

[Clip Art] The major factors in this fund's performance are interest rates and credit risk.

When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Junk bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by _______________________.


-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                        12/96(1)       12/97       12/98       12/99       12/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $10.00         $10.19      $10.36      $10.51
Net investment income (loss)(2)                                       0.23           0.68        0.63        0.64
Net realized and unrealized gain (loss) on investments                0.21           0.24        0.32       (0.70)
Total from investment operations                                      0.44           0.92        0.95       (0.06)
Less distributions:
  Dividends from net investment income                               (0.23)         (0.68)      (0.63)      (0.64)
  Distributions from net realized gain on investments sold           (0.02)         (0.07)      (0.17)         --
  Total distributions                                                (0.25)         (0.75)      (0.80)      (0.64)
Net asset value, end of period                                      $10.19         $10.36      $10.51       $9.81
Total investment return at net asset value(3) (%)                     4.42(4)        9.30        9.41       (0.51)
Total adjusted investment return at net asset value(3,5) (%)          3.25(4)        7.52        8.82       (0.77)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         1,056          3,682      10,669      12,531
Ratio of expenses to average net assets (%)                           0.75(6)        0.75        0.75        0.75
Ratio of adjusted expenses to average net assets(7) (%)               4.15(6)        2.53        1.34        1.01
Ratio of net investment income (loss) to average net assets (%)       6.69(6)        6.57        5.93        6.39
Ratio of adjusted net investment income (loss) to average
  net assets(7) (%)                                                   3.29(6)        4.79        5.34        6.13
Portfolio turnover rate (%)                                             45            193         367        3.07
Fee reduction per share(2) ($)                                        0.12           0.18        0.06        0.03

(1)   Began operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Assumes dividend reinvestment.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.

V.A. High Yield Bond Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks to maximize current income without assuming undue risk. Capital appreciation is a secondary goal. In pursuing these goals, the fund normally invests at least 65% of assets in U.S. and foreign bonds rated BBB/Baa or lower and their unrated equivalents. The fund may invest up to 30% of assets in junk bonds rated CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the managers concentrate on industry allocation and securities selection: deciding which types of industries to emphasize at a given time, and then which individual bonds to buy. The managers use top-down analysis to determine which industries may benefit from current and future changes in the economy.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at the financial condition of the issuers as well as the collateralization and other features of the securities themselves.

The managers also look at companies' financing cycles to determine which types of securities (for example, bonds, preferred stocks or common stocks) to favor. The fund typically invests in a broad range of industries, although it may invest up to 40% of assets in electric utilities and telecommunications companies.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indices, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 20% of net assets in U.S. and foreign stocks.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS


Arthur N. Calavritinos, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1998
Joined adviser in 1988
Began business career in 1986

Frederick L. Cavanaugh, Jr.
---------------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1986
Began business career in 1975

Janet L. Clay, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1998
Joined adviser in 1995
Began business career in 1990

Daniel S. Janis
---------------------------------------
Second vice president of adviser
Joined fund team in 2001
Joined adviser in 1999
Senior risk manager at
  BankBoston (1997-1998)
Manager of forward desk at
  Morgan Stanley (1991-1997)
Began business career in 1984


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                          1998    1999    2000
                                                         -9.80%  13.12%

2001 total return as of March 31: x.xx%
Best quarter: Q2 '99, 4.51%
Worst quarter: Q3 '98, -14.84%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund          Index
1 year                                                     13.12%        2.39%
Life of fund - began 1/6/98                                 1.02%        2.13%

Index: Lehman Brothers High Yield Bond Index, an unmanaged index of high yield bonds.

MAIN RISKS

[Clip Art] The major factors in the fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. Junk bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o If the fund concentrates its investments in telecommunications or electric utilities, its performance could be tied more closely to those industries than to the market as a whole.

o Stock investments may go down in value due to stock market movements or negative company or industry events.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased during the year.

Figures audited by _______________________.


-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                     12/98(1)        12/99        12/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                             $10.00           $8.22
Net investment income (loss)(2)                                                    0.90            0.88
Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                           (1.82)           0.16
Total from investment operations                                                  (0.92)           1.04
Less distributions:
  Dividends from net investment income                                            (0.84)          (0.88)
  Distributions from net realized gain on investments sold and foreign
    currency transactions                                                            --           (0.07)
  Tax return of capital                                                           (0.02)             --
  Total distributions                                                             (0.86)          (0.95)
Net asset value, end of period                                                    $8.22           $8.31
Total investment return at net asset value(3) (%)                                 (9.80)(4)       13.12
Total adjusted investment return at net asset value(3,5) (%)                     (10.10)(4)       12.94
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                      8,120           9,287
Ratio of expenses to average net assets (%)                                        0.85(6)         0.85
Ratio of adjusted expenses to average net assets(7) (%)                            1.15(6)         1.03
Ratio of net investment income (loss) to average net assets (%)                    9.85(6)        10.56
Ratio of adjusted net investment income (loss) to average net assets(7) (%)        9.55(6)        10.38
Portfolio turnover rate (%)                                                         102             122
Fee reduction per share(2) ($)                                                     0.03            0.02

(1)   Began operations on January 6, 1998.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Assumes dividend reinvestment.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the period shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.

V.A. Money Market Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks the maximum current income that is consistent with maintaining liquidity and preserving capital. The fund intends to maintain a stable $1 share price.

The fund invests only in dollar-denominated securities rated within the two highest short-term credit categories and their unrated equivalents. These securities may be issued by:

o      U.S. and foreign companies

o      U.S. and foreign banks

o      U.S. and foreign governments

o      U.S. agencies, states and municipalities

o International organizations such as the World Bank and the International Monetary Fund

The fund may also invest in repurchase agreements based on these securities.

The fund maintains an average dollar-weighted maturity of 90 days or less, and does not invest in securities with remaining maturities of more than 13 months.

In managing the portfolio, the management team searches aggressively for the best values on securities that meet the fund's credit and maturity requirements. The team tends to favor corporate securities and looks for relative yield advantages between, for example, a company's secured and unsecured short-term debt obligations.

================================================================================

PORTFOLIO MANAGERS

Team of money market research
  analysts and portfolio managers

YIELD INFORMATION

For the fund's 7-day effective
  yield, call 1-800-824-0335

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time. This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                   1997    1998    1999    2000
                                                   4.88%   4.87%   4.58%

2001 total return as of March 31: x.xx%
Best quarter: Q1 '98, 1.25%
Worst quarter: Q1 '99, 1.06%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                                        Fund
1 year                                                                  4.58%
Life of fund - began 8/29/96                                            4.72%

MAIN RISKS

[Clip Art] The value of your investment will be most affected by short-term interest rates. If interest rates rise sharply, the fund could underperform its peers or lose money.

An issuer of securities held by the fund could default or have its credit rating downgraded.

Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by ______________________.


------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                         12/96(1)        12/97        12/98        12/99      12/00
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $1.00           $1.00        $1.00        $1.00
Net investment income (loss)(2)                                        0.02            0.05         0.05         0.05
Less distributions:
  Dividends from net investment income                                (0.02)          (0.05)       (0.05)       (0.05)
Net asset value, end of period                                        $1.00           $1.00        $1.00        $1.00
Total investment return at net asset value(3) (%)                      1.61(4)         4.88         4.87         4.58
Total adjusted investment return at net asset value(3,5) (%)          (7.55)(4)        4.36           --           --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                            207           8,377       16,519       32,952
Ratio of expenses to average net assets (%)                            0.75(6)         0.75         0.74         0.66
Ratio of adjusted expenses to average net assets(7) (%)               27.48(6)         1.27           --           --
Ratio of net investment income (loss) to average net
  assets (%)                                                           4.68(6)         4.86         4.70         4.55
Ratio of adjusted net investment income (loss) to average
  net assets(7) (%)                                                  (22.05)(6)        4.34           --           --
Fee reduction per share(2) ($)                                         0.08            0.00(8)        --           --

(1)   Began operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Assumes dividend reinvestment.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8)   Less than $0.01 per share.

V.A. Strategic Income Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks a high level of current income. In pursuing this goal, the fund invests primarily in the following categories of securities:

o foreign government and corporate debt securities from developed and emerging markets

o     U.S. government and agency securities

o     U.S. junk bonds

The fund may also invest in preferred stock and other types of debt securities.

Although the fund invests in securities rated as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment-grade range. There is no limit on the fund's average maturity.

In managing the portfolio, the managers allocate assets among the three major categories based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends. However, the managers may invest up to 100% of assets in any one category.

Within each category, the managers look for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indices, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 10% of net assets in U.S. or foreign stocks.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS


Frederick L. Cavanaugh, Jr.
---------------------------------------
Senior vice president of adviser
Joined fund team in 1996
Joined adviser in 1986
Began business career in 1975

Arthur N. Calavritinos, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1996
Joined adviser in 1988
Began business career in 1986

Janet L. Clay, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1998
Joined adviser in 1995
Began business career in 1990

Daniel S. Janis
---------------------------------------
Second vice president of adviser
Joined fund team in 2001
Joined adviser in 1999
Senior risk manager at
 BankBoston (1997-1998)
Manager of forward desk at
 Morgan Stanley (1991-1997)
Began business career in 1984


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                   1997    1998    1999    2000
                                                  11.77%   4.92%   4.82%

2001 total return as of March 31: x.xx%
Best quarter: Q2 '97, 6.28%
Worst quarter: Q3 '98, -2.79%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                     4.82%        -2.15%
Life of fund - began 8/29/96                               8.39%         6.49%

Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.

MAIN RISKS

[Clip Art] The fund's risk profile depends on its sector allocation. In general, investors should expect fluctuations in share price, yield and total return that are above average for bond funds.

When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks, and their prices can fall on bad news about the economy, an industry or a company. If certain allocation strategies or certain industries or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability. These risks are greater in emerging markets.

o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o Stock investments may go down in value due to stock market movements or negative company or industry events.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by _______________________.


------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                          12/96(1)       12/97       12/98       12/99     12/00
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $10.00         $10.30      $10.47      $10.10
Net investment income (loss)(2)                                         0.27           0.91        0.85        0.80
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                         0.36           0.26       (0.35)      (0.33)
Total from investment operations                                        0.63           1.17        0.50        0.47
Less distributions:
  Dividends from net investment income                                 (0.27)         (0.91)      (0.85)      (0.80)
  Distributions from net realized gain on investments sold,
    financial futures contracts and foreign currency transactions      (0.06)         (0.09)      (0.02)         --
  Total distributions                                                  (0.33)         (1.00)      (0.87)      (0.80)
Net asset value, end of period                                        $10.30         $10.47      $10.10       $9.77
Total investment return at net asset value(3) (%)                       6.45(4)       11.77        4.92        4.82
Total adjusted investment return at net asset value(3,5) (%)            5.96(4)       11.25        4.84        4.80
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                           2,131          5,540      15,019      22,282
Ratio of expenses to average net assets (%)                             0.85(6)        0.85        0.85        0.85
Ratio of adjusted expenses to average net assets(7) (%)                 2.28(6)        1.37        0.93        0.87
Ratio of net investment income (loss) to average net assets (%)         7.89(6)        8.77        8.19        8.06
Ratio of adjusted net investment income (loss) to average
  net assets(7) (%)                                                     6.46(6)        8.25        8.11        8.04
Portfolio turnover rate (%)                                               73            110          92          53(8)
Fee reduction per share(2) ($)                                          0.05           0.05        0.01        0.00(9)

(1)   Began operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Assumes dividend reinvestment.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8)   Porfolio turnover rate excludes merger activity.
(9)   Less than $0.01 per share.

Account information

--------------------------------------------------------------------------------
BUYING AND SELLING FUND SHARES

When you invest in a Declaration fund through a variable contract, your premium payments are used to buy units of an insurance company separate account that then buys shares of the fund. The shares are purchased at net asset value (NAV) and are generally credited to the separate account immediately after the fund accepts payment from the insurance company. In unusual circumstances or to protect shareholders, a fund may refuse a purchase order, especially when the adviser believes the order might be large enough to disrupt the fund's management. A fund may also temporarily suspend the offering of its shares.

Shares are sold at the next NAV to be determined after the fund accepts the sell request. The sales proceeds are normally forwarded by bank wire to the insurance company on the next business day. In unusual circumstances, the fund may temporarily suspend the processing of sell requests. It may also postpone the payment of sales proceeds for up to seven days or longer, as allowed by federal securities laws.

--------------------------------------------------------------------------------
VALUING FUND SHARES

The NAV for each fund is determined each business day at the close of business on the New York Stock Exchange (typically 4:00 P.M. Eastern Time). The Exchange is typically open Monday through Friday.

Except for V.A. Money Market Fund, which values its securities at amortized cost, securities in a fund's portfolio are generally valued on the basis of market quotations and valuations provided by independent pricing services. The funds may also value securities at fair value, especially if market quotations are not readily available or if the securities' value has been materially affected by events following the close of a foreign market. Fair value is determined according to procedures approved by the funds' board of trustees. If a fund uses this method, the securities' prices may be higher or lower than the same securities held by another fund using market quotations.

--------------------------------------------------------------------------------
FUND EXPENSES

Management fees The management fees paid to the investment adviser by the John Hancock Declaration funds last year are as follows:

--------------------------------------------------------------------------------
Equity Funds                            % of net assets
--------------------------------------------------------------------------------
V.A. Core Equity Fund                   0.70%
V.A. Large Cap Growth Fund              0.75%
V.A. Mid Cap Growth Fund                0.75%
V.A. Relative Value Fund                0.60%
V.A. Small Cap Growth Fund              0.75%
V.A. Sovereign Investors Fund           0.60%

--------------------------------------------------------------------------------
Sector Funds
--------------------------------------------------------------------------------
V.A. Financial Industries Fund          0.80%

--------------------------------------------------------------------------------
Income Funds
--------------------------------------------------------------------------------
V.A. Bond Fund                          0.50%
V.A. High Yield Bond Fund               0.60%
V.A. Money Market Fund                  0.50%
V.A. Strategic Income Fund              0.60%

The adviser pays subadvisory fees out of its own assets and no fund is responsible for paying a fee to its sub-adviser.


Expense limitation The adviser may reduce its fee or make other arrangements to limit each fund's expenses to a specified percentage of average daily net assets. The adviser has agreed to limit temporarily each fund's expenses to 0.25% of average net assets, excluding management fees, at least until April 30, 2002. If annual expenses fall below this limitation at the end of any fund's fiscal year, the adviser can impose the full fee and recover any other payments up to the amount of the limitation.


--------------------------------------------------------------------------------
DIVIDENDS AND TAXES

All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in the separate accounts holding these shares. For a discussion of the tax status of your variable contract, including the tax consequences of withdrawals or other payments, refer to the prospectus of your insurance company's separate account.


26 ACCOUNT INFORMATION

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the Declaration funds. The funds' board of trustees oversees the funds' business activities and retains the services of the various firms that carry out the funds' operations.

The trustees of the Declaration funds have the power to change the funds' investment goals without shareholder or contract holder approval.

                                -----------------
                                    Variable
                                contract holders
                                -----------------

                               -------------------
                                Insurance company
                                separate accounts
                               -------------------

                               -------------------
                                  Declaration
                                     funds
                               -------------------

                      ------------------------------------
                                   Subadviser

                             Independence Investment
                                Associates, Inc.
                                 53 State Street
                                Boston, MA 02109

                          Provides portfolio management
                            to V.A. Core Equity Fund.
                      ------------------------------------

                      ------------------------------------
                               Investment adviser

                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                         Manages the funds' business and
                             investment activities.
                      ------------------------------------

                      ------------------------------------
                                   Custodians

                           Investors Bank & Trust Co.

                      State Street Bank and Trust Company

                       Hold the funds' assets, settle all
                      portfolio trades and collect most of
                         the valuation data required for
                          calculating each fund's NAV.
                      ------------------------------------

                      ------------------------------------
                                    Trustees

                         Oversee the fund's activities.
                      ------------------------------------


                                                                 27 FUND DETAILS

For more information
--------------------------------------------------------------------------------

This prospectus should be used with the variable contract/product prospectus.

Two documents are available that offer further information on the John Hancock Declaration funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Annuity Servicing Office
529 Main St. (X-4)
Charlestown, MA 02129

By phone: 1-800-824-0335

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request:
publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

SEC file number 811-07437

[LOGO] John Hancock(R)

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

Mutual Funds
Institutional Services
Private Managed Accounts
Insurance Services

(C)2001 JOHN HANCOCK FUNDS, INC.                                     PVA00P 5/01

                                                                    John Hancock
                                                               Declaration Funds

                                                                      Prospectus


                                                                     May 1, 2001


--------------------------------------------------------------------------------

EVA00P 5/01                                       V.A. Financial Industries Fund
Draft 2/16/01
                                                      V.A. Strategic Income Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


                                                        [LOGO] John Hancock(R)
                                                      --------------------------
                                                          JOHN HANCOCK FUNDS

Contents

--------------------------------------------------------------------------------

General information about         Overview                                     3
the Declaration funds.

A fund-by-fund summary            V.A. Financial Industries Fund               4
of goals, strategies, risks,
performance and financial         V.A. Strategic Income Fund                   6
highlights.

Transaction policies and          Account information
other information affecting
your fund investment.             Buying and selling fund shares               8
                                  Valuing fund shares                          8
                                  Fund expenses                                8
                                  Dividends and taxes                          8

Further information on the        Fund details
Declaration funds.
                                  Business structure                           9


                                  For more information                back cover

Overview

--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Financial highlights A table showing the fund's financial performance for up to five years.

JOHN HANCOCK DECLARATION FUNDS

These funds offer investment choices for the variable annuity and variable life insurance contracts of certain insurance companies. You should read this prospectus together with the attached prospectus of the insurance product you are considering.

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock Declaration funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

V.A. Financial Industries Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of U.S. and foreign financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies.


In managing the portfolio, the managers focus primarily on stock selection rather than industry allocation.

In choosing individual stocks, the managers use fundamental financial analysis to identify securities that appear comparatively undervalued. Given the industry-wide trend toward consolidation, the managers also invest in companies that appear to be positioned for a merger. The managers generally gather firsthand information about companies from interviews and company visits.


The fund may invest in U.S. and foreign bonds, including up to 5% of net assets in junk bonds (those rated below BBB/Baa and their unrated equivalents). It may also invest up to 15% of net assets in investment-grade short-term securities.


The fund may make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest up to 80% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS


James K. Schmidt, CFA
-------------------------------------
Executive vice president of adviser
Joined fund team in 1997
Joined adviser in 1985
Began business career in 1979

Thomas M. Finucane
-------------------------------------
Vice president of adviser
Joined fund team in 1997
Joined adviser in 1990
Began business career in 1983

Thomas C. Goggins
-------------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1995
Began business career in 1981


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                        1998      1999      2000
                                                        8.55%     1.23%

2001 total return as of March 31: x.xx%
Best quarter: Q4 '98, 16.08%
Worst quarter: Q3 '98, -16.76%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                        Fund     Index
1 year                                                  1.23%    21.03%
Life of fund - began 4/30/97                            15.95%   27.76%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements. The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors. For instance, when interest rates fall or economic conditions deteriorate, the stocks of banks and financial services companies could suffer losses. Also, rising interest rates can reduce profits by narrowing the difference between these companies' borrowing and lending rates.


Stocks of financial services companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the managers' stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by ____________________.


----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                              12/97(1)     12/98       12/99    12/00
----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                      $10.00       $13.44      $14.45
Net investment income (loss)(2)                                                             0.11         0.18        0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions    3.39         0.97        0.06
Total from investment operations                                                            3.50         1.15        0.17
Less distributions:
 Dividends from net investment income                                                      (0.05)       (0.14)      (0.10)
 Distributions from net realized gain on investments sold and foreign currency
  transactions                                                                             (0.01)       (0.00)(3)   (0.05)
 Tax return of capital                                                                        --           --       (0.01)
 Total distributions                                                                       (0.06)       (0.14)      (0.16)
Net asset value, end of period                                                            $13.44       $14.45      $14.46
Total investment return at net asset value(4) (%)                                          35.05(5)      8.55        1.23
Total adjusted investment return at net asset value(4,6) (%)                               34.71(5)        --          --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                              18,465       54,569      49,312
Ratio of expenses to average net assets (%)                                                 1.05(7)      0.92        0.90
Ratio of adjusted expenses to average net assets(8) (%)                                     1.39(7)        --          --
Ratio of net investment income (loss) to average net assets (%)                             1.32(7)      1.25        0.77
Ratio of adjusted net investment income (loss) to average net assets(8) (%)                 0.98(7)        --          --
Portfolio turnover rate (%)                                                                   11           38          72
Fee reduction per share(2) ($)                                                              0.03           --          --

(1) Began operations on April 30, 1997.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Assumes dividend reinvestment.
(5) Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7) Annualized.
(8) Unreimbursed, without fee reduction.

V.A. Strategic Income Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks a high level of current income. In pursuing this goal, the fund invests primarily in the following categories of securities:

o foreign government and corporate debt securities from developed and emerging markets

o     U.S. government and agency securities

o     U.S. junk bonds

The fund may also invest in preferred stock and other types of debt securities.

Although the fund invests in securities rated as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment-grade range. There is no limit on the fund's average maturity.

In managing the portfolio, the managers allocate assets among the three major categories based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends. However, the managers may invest up to 100% of assets in any one category.

Within each category, the managers look for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indices, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 10% of net assets in U.S. or foreign stocks.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS


Frederick L. Cavanaugh, Jr.
--------------------------------
Senior vice president of adviser
Joined fund team in 1996
Joined adviser in 1986
Began business career in 1975

Arthur N. Calavritinos, CFA
--------------------------------
Vice president of adviser
Joined fund team in 1996
Joined adviser in 1988
Began business career in 1986

Janet L. Clay, CFA
--------------------------------
Vice president of adviser
Joined fund team in 1998
Joined adviser in 1995
Began business career in 1990

Daniel S. Janis
--------------------------------
Second vice president of adviser
Joined fund team in 2001
Joined adviser in 1999
Senior risk manager at
 BankBoston (1997-1998)
Manager of forward desk at
 Morgan Stanley (1991-1997)
Began business career in 1984


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                              1997      1998      1999      2000
                                              11.77%    4.92%     4.82%

2001 total return as of March 31: x.xx%
Best quarter: Q2 '97, 6.28%
Worst quarter: Q3 '98, -2.79%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                        Fund     Index
1 year                                                  4.82%    -2.15%
Life of fund - began 8/29/96                            8.39%     6.49%

Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.

MAIN RISKS

[Clip Art] The fund's risk profile depends on its sector allocation. In general, investors should expect fluctuations in share price, yield and total return that are above average for bond funds.

When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks, and their prices can fall on bad news about the economy, an industry or a company. If certain allocation strategies or certain industries or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability. These risks are greater in emerging markets.

o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o Stock investments may go down in value due to stock market movements or negative company or industry events.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by ____________________.


------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                    12/96(1)    12/97       12/98     12/99       12/00
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                            $10.00      $10.30      $10.47    $10.10
Net investment income (loss)(2)                                                   0.27        0.91        0.85      0.80
Net realized and unrealized gain (loss) on investments
 and foreign currency transactions                                                0.36        0.26       (0.35)    (0.33)
Total from investment operations                                                  0.63        1.17        0.50      0.47
Less distributions:
 Dividends from net investment income                                            (0.27)      (0.91)      (0.85)    (0.80)
 Distributions from net realized gain on investments sold,
  financial futures contracts and foreign currency transactions                  (0.06)      (0.09)      (0.02)       --
 Total distributions                                                             (0.33)      (1.00)      (0.87)    (0.80)
Net asset value, end of period                                                  $10.30      $10.47      $10.10     $9.77
Total investment return at net asset value(3) (%)                                 6.45(4)    11.77        4.92      4.82
Total adjusted investment return at net asset value(3,5) (%)                      5.96(4)    11.25        4.84      4.80
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                     2,131       5,540      15,019    22,282
Ratio of expenses to average net assets (%)                                       0.85(6)     0.85        0.85      0.85
Ratio of adjusted expenses to average net assets(7) (%)                           2.28(6)     1.37        0.93      0.87
Ratio of net investment income (loss) to average net assets (%)                   7.89(6)     8.77        8.19      8.06
Ratio of adjusted net investment income (loss) to average net assets(7) (%)       6.46(6)     8.25        8.11      8.04
Portfolio turnover rate (%)                                                         73         110          92        53(8)
Fee reduction per share(2) ($)                                                    0.05        0.05        0.01      0.00(9)

(1) Began operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Porfolio turnover rate excludes merger activity.
(9) Less than $0.01 per share.

Account information

--------------------------------------------------------------------------------
BUYING AND SELLING FUND SHARES

When you invest in a Declaration fund through a variable contract, your premium payments are used to buy units of an insurance company separate account that then buys shares of the fund. The shares are purchased at net asset value (NAV) and are generally credited to the separate account immediately after the fund accepts payment from the insurance company. In unusual circumstances or to protect shareholders, a fund may refuse a purchase order, especially when the adviser believes the order might be large enough to disrupt the fund's management. A fund may also temporarily suspend the offering of its shares.

Shares are sold at the next NAV to be determined after the fund accepts the sell request. The sales proceeds are normally forwarded by bank wire to the insurance company on the next business day. In unusual circumstances, the fund may temporarily suspend the processing of sell requests. It may also postpone the payment of sales proceeds for up to seven days or longer, as allowed by federal securities laws.

--------------------------------------------------------------------------------
VALUING FUND SHARES

The NAV for each fund is determined each business day at the close of business on the New York Stock Exchange (typically 4:00 P.M. Eastern Time). The Exchange is typically open Monday through Friday.

Securities in a fund's portfolio are generally valued on the basis of market quotations and valuations provided by independent pricing services. The funds may also value securities at fair value, especially if market quotations are not readily available or if the securities' value has been materially affected by events following the close of a foreign market. Fair value is determined according to procedures approved by the funds' board of trustees. If a fund uses this method, the securities' prices may be higher or lower than the same securities held by another fund using market quotations.

--------------------------------------------------------------------------------
FUND EXPENSES

Management fees The management fees paid to the investment adviser by the John Hancock Declaration funds last year are as follows:

--------------------------------------------------------------------------------
Fund                                    % of net assets
--------------------------------------------------------------------------------
V.A. Financial Industries Fund          0.80%
V.A. Strategic Income Fund              0.60%


Expense limitation The adviser may reduce its fee or make other arrangements to limit each fund's expenses to a specified percentage of average daily net assets. The adviser has agreed to limit temporarily each fund's expenses to 0.25% of average net assets, excluding management fees, at least until April 30, 2002. If annual expenses fall below this limitation at the end of any fund's fiscal year, the adviser can impose the full fee and recover any other payments up to the amount of the limitation.


--------------------------------------------------------------------------------
DIVIDENDS AND TAXES

All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in the separate accounts holding these shares. For a discussion of the tax status of your variable contract, including the tax consequences of withdrawals or other payments, refer to the prospectus of your insurance company's separate account.


8 ACCOUNT INFORMATION

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the Declaration funds. The funds' board of trustees oversees the funds' business activities and retains the services of the various firms that carry out the funds' operations.

The trustees of the Declaration funds have the power to change the funds' investment goals without shareholder or contract holder approval.

                               -------------------
                                    Variable
                                contract holders
                               -------------------

                               -------------------
                                Insurance company
                                separate accounts
                               -------------------

                               -------------------
                                   Declaration
                                      funds
                               -------------------

                     ---------------------------------------
                               Investment adviser

                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                         Manages the funds' business and
                             investment activities.
                     ---------------------------------------

                     ---------------------------------------
                                    Custodian

                           Investors Bank & Trust Co.

                      Holds the funds' assets, settles all
                      portfolio trades and collects most of
                         the valuation data required for
                          calculating each fund's NAV.
                     ---------------------------------------

                     ---------------------------------------
                                    Trustees

                         Oversee the funds' activities.
                     ---------------------------------------


                                                                  FUND DETAILS 9

For more information
--------------------------------------------------------------------------------

This prospectus should be used with the variable contract/product prospectus.

Two documents are available that offer further information on the John Hancock Declaration funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Annuity Servicing Office
529 Main St. (X-4)
Charlestown, MA 02129

By phone: 1-800-824-0335
On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request:
publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov
SEC file number 811-07437

[LOGO] John Hancock(R)

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

Mutual Funds
Institutional Services
Private Managed Accounts
Insurance Services

(C)2001 JOHN HANCOCK FUNDS, INC.                                    EVA00P  5/01

                                                                    John Hancock
                                                               Declaration Funds

                                                                      Prospectus


                                                                     May 1, 2001


--------------------------------------------------------------------------------
VA21PN 5/01
Draft 2/16/01                                                     V.A. Bond Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


                                                        [LOGO] John Hancock(R)
                                                      --------------------------
                                                          JOHN HANCOCK FUNDS

Contents

--------------------------------------------------------------------------------

A summary of the fund's          V.A. Bond Fund                              4
goals, strategies, risks,
performance and financial
highlights.

Transaction policies and         Account information
other information affecting
your fund investment.            Buying and selling fund shares              6
                                 Valuing fund shares                         6
                                 Fund expenses                               6
                                 Dividends and taxes                         6

Further information on the       Fund details
fund.
                                 Business structure                          7

                                 For more information               back cover

V.A. Bond Fund

Goal and Strategy

[Clip Art] The fund seeks to generate a high level of current income consistent with prudent investment risk. In pursuing this goal, the fund normally invests at least 65% of assets in a diversified portfolio of debt securities. These include corporate bonds and debentures as well as U.S. government and agency securities. Most of these securities are investment grade, although the fund may invest up to 25% of assets in junk bonds rated as low as CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of all different quality levels and maturities from many different issuers, potentially including foreign governments and corporations.


The fund intends to keep its exposure to interest rate movements generally in line with those of its peers. The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indices, securities or currencies).


Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

James K. Ho, CFA
-----------------------------------
Executive vice president of adviser
Joined fund team in 1996
Joined adviser in 1985
Began business career in 1977

Benjamin Matthews
-----------------------------------
Vice president of adviser
Joined fund team in 1998
Joined adviser in 1995
Began business career in 1970

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                       1997   1998   1999   2000
                                                       9.30%  9.41% -0.51%

2001 total return as of March 31: x.xx%
Best quarter: Q3 '98, 4.76%
Worst quarter: Q1 '97, -0.96%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                                Fund     Index
1 year                                                          -0.51%   -5.78%
Life of fund - began 8/29/96                                     6.72%    6.67%

Index: Lehman Brothers Corporate Bond Index, an unmanaged index of corporate bonds and Yankee bonds.

MAIN RISKS

[Clip Art] The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Junk bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.
o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.
o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by ________________________.


----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                 12/96(1)    12/97       12/98     12/99      12/00
----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                          $10.00      $10.19      $10.36    $10.51
Net investment income (loss)(2)                                                 0.23        0.68        0.63      0.64
Net realized and unrealized gain (loss) on investments                          0.21        0.24        0.32     (0.70)
Total from investment operations                                                0.44        0.92        0.95     (0.06)
Less distributions:
 Dividends from net investment income                                          (0.23)      (0.68)      (0.63)    (0.64)
 Distributions from net realized gain on investments sold                      (0.02)      (0.07)      (0.17)       --
 Total distributions                                                           (0.25)      (0.75)      (0.80)    (0.64)
Net asset value, end of period                                                $10.19      $10.36      $10.51     $9.81
Total investment return at net asset value(3) (%)                               4.42(4)     9.30        9.41     (0.51)
Total adjusted investment return at net asset value(3,5) (%)                    3.25(4)     7.52        8.82     (0.77)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                   1,056       3,682      10,669    12,531
Ratio of expenses to average net assets (%)                                     0.75(6)     0.75        0.75      0.75
Ratio of adjusted expenses to average net assets(7) (%)                         4.15(6)     2.53        1.34      1.01
Ratio of net investment income (loss) to average net assets (%)                 6.69(6)     6.57        5.93      6.39
Ratio of adjusted net investment income (loss) to average net assets(7) (%)     3.29(6)     4.79        5.34      6.13
Fee reduction per share(2) ($)                                                  0.12        0.18        0.06      0.03

(1)   Began operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Assumes dividend reinvestment.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.

Account information

--------------------------------------------------------------------------------
BUYING AND SELLING FUND SHARES

When you invest in the fund through a variable contract, your premium payments are used to buy units of an insurance company separate account that then buys shares of the fund. The shares are purchased at net asset value (NAV) and are generally credited to the separate account immediately after the fund accepts payment from the insurance company. In unusual circumstances or to protect shareholders, the fund may refuse a purchase order, especially when the adviser believes the order might be large enough to disrupt the fund's management. The fund may also temporarily suspend the offering of its shares.

Shares are sold at the next NAV to be determined after the fund accepts the sell request. The sales proceeds are normally forwarded by bank wire to the insurance company on the next business day. In unusual circumstances, the fund may temporarily suspend the processing of sell requests. It may also postpone the payment of sales proceeds for up to seven days or longer, as allowed by federal securities laws.

--------------------------------------------------------------------------------
VALUING FUND SHARES

The NAV for the fund is determined each business day at the close of business on the New York Stock Exchange (typically 4:00 P.M. Eastern Time). The Exchange is typically open Monday through Friday.

Securities in the fund's portfolio are generally valued on the basis of market quotations and valuations provided by independent pricing services. The fund may also value securities at fair value, especially if market quotations are not readily available or if the securities' value has been materially affected by events following the close of a foreign market. Fair value is determined according to procedures approved by the fund's board of trustees. If the fund uses this method, the securities' prices may be higher or lower than the same securities held by another fund using market quotations.

--------------------------------------------------------------------------------
FUND EXPENSES

Management fees For the period ended December 31, 2000, the fund paid the investment adviser management fees at an annual rate of 0.50% of average net assets.

Expense limitation The adviser may reduce its fee or make other arrangements to limit the fund's expenses to a specified percentage of average daily net assets. The adviser has agreed to limit temporarily the fund's expenses to 0.25% of average net assets, excluding management fees, at least until April 30, 2002. If annual expenses fall below this limitation at the end of the fund's fiscal year, the adviser can impose the full fee and recover any other payments up to the amount of the limitation.

--------------------------------------------------------------------------------
DIVIDENDS AND TAXES

All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in the separate accounts holding these shares. For a discussion of the tax status of your variable contract, including the tax consequences of withdrawals or other payments, refer to the prospectus of your insurance company's separate account.


6 ACCOUNT INFORMATION

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the fund. The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the fund have the power to change the fund's investment goals without shareholder or contract holder approval.

The management firm The fund is managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

                               -------------------
                                    Variable
                                contract holders
                               -------------------

                               -------------------
                                Insurance company
                                separate accounts
                               -------------------

                               -------------------
                                   Declaration
                                      funds
                               -------------------

                     ---------------------------------------
                               Investment adviser

                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                         Manages the fund's business and
                             investment activities.
                     ---------------------------------------

                     ---------------------------------------
                                   Custodian

                           Investors Bank & Trust Co.

                      Holds the fund's assets, settles all
                      portfolio trades and collects most of
                        the valuation data required for
                           calculating the fund's NAV.
                     ---------------------------------------

                     ---------------------------------------
                                    Trustees

                         Oversee the fund's activities.
                     ---------------------------------------


                                                                  FUND DETAILS 7

For more information
--------------------------------------------------------------------------------

This prospectus should be used with the variable contract/product prospectus.

Two documents are available that offer further information on the John Hancock V.A. Bond Fund:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the fund. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Annuity Servicing Office
529 Main St. (X-4)
Charlestown, MA 02129

By phone: 1-800-824-0335

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request:
publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

SEC file number: 811-07437

[LOGO] John Hancock(R)

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

Mutual Funds
Institutional Services
Private Managed Accounts
Insurance Services

(C)2001 JOHN HANCOCK FUNDS, INC.                                     VA21PN 5/01

                         JOHN HANCOCK DECLARATION TRUST


                       Statement of Additional Information


                                   May 1, 2001


                       John Hancock V.A. Core Equity Fund
                        John Hancock V.A. 500 Index Fund
                     John Hancock V.A. Large Cap Growth Fund
                      John Hancock V.A. Mid Cap Growth Fund
                      John Hancock V.A. Relative Value Fund
                     John Hancock V.A. Small Cap Growth Fund
                   John Hancock V.A. Sovereign Investors Fund
                      John Hancock V.A. International Fund
                   John Hancock V.A. Financial Industries Fund
                      John Hancock V.A. Regional Bank Fund
                        John Hancock V.A. Technology Fund
                           John Hancock V.A. Bond Fund
                     John Hancock V.A. High Yield Bond Fund
                       John Hancock V.A. Money Market Fund
                     John Hancock V.A. Strategic Income Fund

                 (each, a "Fund" and collectively, the "Funds")


This Statement of Additional Information provides information about John Hancock Declaration Trust (the "Trust") and the Funds, in addition to the information that is contained in the Funds' current Prospectuses. (the "Prospectuses").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectuses, a copy of which can be obtained free of charge by writing or telephoning:



                      John Hancock Annuity Servicing Office
                              529 Main Street (X-4)
                        Charlestown, Massachusetts 02129
                                 1-800-824-0335

                                Table of Contents


                                                                            Page

Organization of the Trust..............................................       3
Eligible Investors.....................................................       3
Investment Policies and Strategies.....................................       4
Equity.................................................................       4
International..........................................................       7
Sector.................................................................       8
Income.................................................................      10
Risk Factors Investments and Techniques................................      12
Investment Restrictions................................................      33
Those Responsible for Management.......................................      37
Investment Advisory and Other Services.................................      42
Distribution Contracts.................................................      47
Net Asset Value........................................................      47
Special Redemptions....................................................      48
Description of the Trust's Shares......................................      48
Dividends..............................................................      50
Tax Status.............................................................      50
Calculation of Performance.............................................      53
Brokerage Allocation...................................................      55
Shareholder Servicing Agent............................................      58
Custody of Portfolio...................................................      59
Independent Auditors ..................................................      59
Appendix - Description of Bond Ratings.................................     A-1
Financial Statements...................................................     F-1

ORGANIZATION OF THE TRUST

John Hancock Declaration Trust (the "Trust") is an open-end investment management company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts. The Trust currently has fourteen series of shares designated as: John Hancock V.A. International Fund ("International Fund"); John Hancock V.A. Regional Bank Fund ("Regional Bank Fund"); John Hancock V.A. Financial Industries Fund ("Financial Industries Fund"); John Hancock V.A. Technology Fund ("Technology Fund"); John Hancock V.A. Small Cap Growth Fund ("Small Cap Growth Fund") (formerly John Hancock V.A. Emerging Growth Fund); John Hancock Mid Cap Growth Fund ("Mid Cap Growth Fund") (formerly John Hancock V.A. Special Opportunities Fund); John Hancock V.A. Large Cap Growth Fund ("Large Cap Growth Fund") (formerly John Hancock V.A. Growth Fund); John Hancock V.A. Relative Value Fund ("Relative Value Fund") (formerly John Hancock V.A. Large Cap Value Fund and before that, John Hancock V.A. Growth and Income Fund); John Hancock V.A. Core Equity Fund ("Core Equity Fund") (formerly John Hancock V.A. Independence Equity Fund); John Hancock V.A. Sovereign Investors Fund ("Sovereign Investors Fund"); John Hancock V.A. 500 Index Fund ("500 Index Fund"); John Hancock V.A. Bond Fund ("Bond Fund") (formerly John Hancock V.A. Sovereign Bond Fund); John Hancock V.A. Strategic Income Fund ("Strategic Income Fund"); John Hancock V.A. High Yield Bond Fund ("High Yield Bond Fund"); and John Hancock V.A. Money Market Fund ("Money Market Fund").


The investment adviser of each Fund is John Hancock Advisers, Inc. (the "Adviser"). The Adviser is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company); (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware Corporation, organized in February, 2000. The International Fund's Sub-adviser is Nicholas-Applegate Capital Management ("Nicholas-Applegate"). The investment Sub-adviser of Core Equity Fund is Independence Investment Associates, Inc. ("IIA"). The Technology Fund's Sub-adviser is American Fund Advisors, Inc. ("AFA"). Together AFA, IIA and Nicholas-Applegate are sometimes referred to herein collectively as the "Sub-advisers" or, individually, as the "Sub-adviser." The Sub-advisers, are responsible for providing investment advice to their respective Funds, subject to the review of the trustees and overall supervision of the Adviser. IIA is a wholly owned indirect subsidiary of the Life Company.


ELIGIBLE INVESTORS

The following information supplements the discussion of each Fund's investment objective and policies discussed in the Prospectuses. The Funds are designed to serve as investment vehicles for variable annuity and variable life insurance contracts (the "Variable Contracts") offered by the separate accounts of various insurance companies. Participating insurance companies are the owners of shares of beneficial interest in each Fund of the Trust. In accordance with any limitations set forth in their Variable Contracts, contract holders may direct, through their participating insurance companies, the allocation of amounts available for investment among the Funds. Instructions for any such allocation, or for the purchase or redemption of shares of a Fund, must be made by the investor's participating insurance company's separate account as the owner of the Fund's shares. The rights of participating insurance companies as owners of shares of a Fund are different from the rights of contract holders under their Variable Contracts. The term "shareholder" in this Statement of Additional Information refers only to participating insurance companies, and not to contract holders.

INVESTMENT POLICIES AND STRATEGIES

Each Fund has its own distinct investment objective and policies. In striving to meet its objective, each Fund will face the challenges of changing business, economic and market conditions. There is no assurance that the Funds will achieve their investment objectives. The following information supplements the discussion of each Fund's investment objective and policies as discussed in the prospectuses.

Each Fund has adopted investment restrictions detailed in the "Investment Restrictions" section of this Statement of Additional Information. Some of these restrictions may help to reduce investment risk. Those restrictions designated as fundamental may not be changed without shareholder approval. Each Fund's investment objective, investment policies and non-fundamental restrictions, however, may be changed by a vote of the Trustees without shareholder approval. If there is a change in a Fund's investment objective, investors should consider whether the Fund remains an appropriate investment in light of their current financial position and needs.

EQUITY

Core Equity Fund

The CORE EQUITY FUND seeks above-average total return (capital appreciation plus income). To pursue this goal, the Fund normally invests at least 65% of assets in a diversified portfolio of primarily large capitalization stocks. The portfolio's risk profile is similar to that of the Standard & Poor's 500 Stock Index. Consequently, the Fund invests in a number of industry groups without concentrating in any particular industry.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 70% to 80% of these companies also are included in the S&P 500 Index. The Sub-adviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of: (1) value, meaning they appear to be underpriced; and (2) improving fundamentals, meaning they show potential for strong growth.

The Fund may invest in certain other types of equity and debt securities, including securities of foreign issuers which are U.S. dollar denominated and traded on a U.S. exchange in the form of common stocks or American Depositary Receipts.

The fixed income securities of the Fund will be rated "investment grade" (i.e., rated BBB or better by Standard & Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's")) or, if unrated, determined to be of investment grade quality by the Adviser or Sub-adviser.

500 Index Fund


The 500 INDEX FUND seeks to provide investment results that correspond to the total return performance of the Standard & Poor's 500 Stock Price Index ("S&P 500 Index"). To pursue this goal, the Fund normally invests at least 80% of its total assets in common stocks of the companies that comprise the S&P 500 Index. The Fund tries to allocate the stocks held in its portfolio in approximately the same proportions as they are represented in the S&P 500 Index, in an attempt to minimize the degree to which the Fund's investment results (before Fund expenses) differ from those of the Index ("tracking error"). This "indexing" technique is a passive approach to investing and is designed for long-term investors seeking a diversified portfolio of common stocks. Unlike other equity funds which seek to "beat" stock market averages, the Fund attempts to "match" the total return performance of the S&P 500 Index and thus provide a predictable return relative to the benchmark. The degree to which the Fund's performance correlates with that of the S&P 500 Index will depend upon the size and cash flows of the Fund, the liquidity of the securities represented in the Index and the Fund's expenses, among other factors. There is no fixed number of component stocks in which the Fund will invest, and there can be no assurance that the Fund's total return will match that of the S&P 500 Index. For a description of the investment characteristics of the S&P 500 Index, see "The S&P 500 Index."
If John Hancock Financial Sefvices, Inc. or any other affiliated company of John Hancock Advisers, Inc. (each an "Affiliated Company") is included in the S&P
500 Index, the Fund may purchase the Affiliated Company's stock and maintain its position in that stock in the approximate percentage that the Affiliated Company is represented on the S&P 500 Index. The Fund's purchase of an Affiliated Company's stock must also be in compliance with Rule 12d3-1(a) and (b).


If extraordinary circumstances warrant, the Fund may exclude a stock held in the S&P 500 Index and include a similar stock in its place if doing so will help the Fund achieve its objective. Additionally, the Fund may invest in certain short-term fixed income securities such as cash equivalents, although cash and cash equivalents are normally expected to represent less than 1% of the Fund's assets (excluding cash and cash equivalents segregated in relation to futures contracts). The Fund may also enter into stock futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. The Fund will not invest in cash equivalents, futures contracts or options as part of a temporary defensive strategy.

Large Cap Growth Fund


The LARGE CAP GROWTH FUND seeks long-term capital appreciation. To pursue this goal, the Fund normally invests at least 65% of assets in stocks of large-capitalization companies (companies in the capitalization range of the Russell Top 200 Growth Index, which was $XXX million to $XXX billion as of March 31, 2001).


In choosing individual securities, the managers use fundamental financial analysis to identify companies with: (1) strong cash flows; (2) secure market franchises; and (3) sales growth that outpaces their industries.

When management believes that current market or economic conditions warrant, the Fund may retain cash or invest in preferred stocks and other types of equity and debt securities. Fixed income securities held by the Fund may be rated as low as C by S&P or Moody's. No more than 5% of the Fund's assets will be invested in fixed income securities rated lower than BBB by S&P or Baa by Moody's or, if unrated, determined to be of comparable quality by the Adviser. The Fund may invest up to 15% of assets in foreign securities.

Mid Cap Growth Fund


The MID CAP GROWTH FUND seeks long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of assets in stocks of medium capitalization companies (companies in the capitalization range of the Russell MidCap Growth Index, which was $XXX million to $XXX billion as of March 31, 2001.)


In choosing individual securities, the manager looks for companies with growth stemming from a combination of gains in market share and increased operating efficiency. The manager considers broad economic trends, demographic factors, technological changes, consolidation trends and legislative initiatives.

The Fund may invest up to 10% of total assets in the securities of foreign issuers, including, but not limited to, common stocks, sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts (GDRs), convertible preferred stocks, preferred stocks and warrants. Under normal conditions, the Fund may not invest more than 10% of assets in cash and/or cash equivalents (except cash segregated in relation to futures, forward and option contracts). In addition, under normal conditions, the Fund will not invest in any fixed income securities. However, in abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents (including U.S. government securities maturing in 90 days or less). The Fund may not invest more than 5% of assets at the time of purchase in any one security (other than U.S. government securities).

Relative Value Fund

The RELATIVE VALUE FUND seeks the highest total return (capital appreciation plus current income) that is consistent with reasonable safety of capital. To pursue this goal, the Fund invests in a diversified portfolio of stocks, bonds and money market securities. Although the Fund may concentrate in any of these asset classes, under normal circumstances it invests primarily in stocks.

In selecting equity securities for the Fund, the portfolio manager emphasizes issuers whose equity securities trade at valuation ratios lower than comparable issuers. Some of the valuation tools used include price to earnings, price to cash flow and price to sales ratios and earnings discount models. The Fund's portfolio will also include securities that the manager considers to have the potential for capital appreciation, due to potential recognition of earnings power or asset value which is not fully reflected in the securities' current market value. The manager attempts to identify investments which possess characteristics such as high relative value, intrinsic value, going concern value, net asset value and replacement book value. The manager also considers an issuer's financial strength, competitive position, projected future earnings and dividends and other investment criteria.

The Fund may invest in U.S. Government securities and corporate bonds, notes and other debt securities of any maturity. The Fund may invest up to 15% of its net assets in junk bonds, including convertible securities, that may be rated as low as CC by S&P, Ca by Moody's or their unrated equivalents. The Fund may also invest up to 25% of its total assets in foreign securities (35% during adverse U.S. market conditions).

The Fund is managed by Timothy E. Quinlisk, CFA. Mr. Quinlisk is a Senior Vice President of the Adviser and has managed the Fund since 1998 except between January and March 2000.

Small Cap Growth Fund


The SMALL CAP GROWTH FUND seeks long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of total assets in stocks of small capitalization companies (companies in the capitalization range of the Russell 2000 Growth Index, which was $XX million to $XXX billion on March 31, 2001.)


The managers look for companies in the emerging growth phase of development that are not yet widely recognized. The Fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerated earnings. For a description of some of the investment characteristics of smaller capitalization companies, see "Smaller Capitalization Companies."

The Fund may invest up to 10% of total assets in the securities of foreign issuers, including, but not limited to, common stocks, sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts (GDRs), convertible preferred stocks, preferred stocks and warrants. Under normal conditions, the Fund may not invest more than 10% of assets in cash or cash equivalents (except cash segregated in relation to futures, forward and option contracts). In addition, under normal conditions, the Fund will not invest in any fixed income securities. However, in abnormal conditions, the fund may temporarily invest in U.S. government securities and U.S. government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents (including U.S. government securities maturing in 90 days or less). The Fund may not invest more than 5% of total assets at time of purchase in any one security (other than U.S. government securities).

Sovereign Investors Fund


The SOVEREIGN INVESTORS FUND seeks long-term growth of capital and income without assuming undue market risks. To pursue these goals, the Fund typically invests most of its assets in a diversified portfolio of stocks. Under normal conditions, at least 80% of the Fund's stock investments are in companies within the capitalization range of the Standard & Poor's 500 Stock Index. On March 31, 2001, that range was $XXX million to $XXX billion.


While there is considerable flexibility in the investment grade and type of security in which the Fund may invest, the Fund currently uses a strategy of investing at least 65% of stock investments in companies which have a record of having increased their dividend payout in each of the preceding ten or more years. This "dividend performers" strategy can be changed at any time. The Fund may also invest a smaller portion of its assets in corporate and U.S. Government fixed income securities. For defensive purposes, however, the Fund may temporarily hold a larger percentage of high grade liquid preferred stock or fixed income securities. The amount of the Fund's assets that may be invested in either equity or fixed income securities is not restricted and is based upon the judgement of the management team of what might best achieve the Fund's investment objective.

The Fund's portfolio securities are selected mainly for their investment character based upon generally accepted elements of intrinsic value, including industry position, management, financial strength, earning power, marketability and prospects for future growth. The distribution or mix of various types of investments is based on general market conditions, the level of interest rates, business and economic conditions, and the availability of investments in the equity and fixed income markets.

The fund may not invest more than 5% of total assets at time of purchase in any one security (other than U.S. government securities). Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents (except cash segregated in relation to futures, forward and option contracts).

Fixed income securities held by the Fund may be rated as low as C by S&P or Moody's. No more than 5% of the Fund's assets will be invested in fixed income securities rated lower than BBB by S&P or Baa by Moody's or, if unrated, determined to be of comparable quality by the Adviser. If any security in Sovereign Investors Fund's portfolio falls below the Fund's minimum credit quality standards, as a result of a rating downgrade or the Adviser's determination, the Fund will dispose of the security as promptly as possible while attempting to minimize any loss.

INTERNATIONAL

International Fund

The INTERNATIONAL FUND seeks long-term growth of capital. To pursue this goal, the Fund normally invests at least 80% of total assets in stocks of foreign companies. The Fund may invest up to 30% of total assets in emerging markets as classified by Morgan Stanley Capital International (MSCI). For a description of some of the investment characteristics of foreign securities, see "Foreign
Securities and Emerging Countries." Generally, the Fund's portfolio contains securities of issuers from at least three countries other than the United States.


In managing the portfolio, the managers focus on a "bottom-up" analysis on the financial conditions and competitiveness of individual foreign companies. In analyzing specific companies for possible investment, the managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research, product development and marketing; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The managers consider whether to sell a particular security when any of those factors materially changes. The managers allocate the Fund's assets among securities of countries that are expected to provide the best opportunities for meeting the Fund's investment objective.

The Fund's foreign equities may include, but are not limited to, common stocks, convertible preferred stocks, preferred stocks, warrants, American Depositary Receipts (ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). The Fund may not invest more than 5% of total assets at time of purchase in any one security (other than U.S. government securities).


SECTOR

Financial Industries Fund

The FINANCIAL INDUSTRIES FUND seeks capital appreciation. To pursue this goal, the Fund normally invests at least 65% of its total assets in equity securities of U.S. and foreign financial services companies.

A financial services company is a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial holding companies; financial technology companies; real estate-related firms; leasing firms; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance companies and insurance holding companies.

In managing the portfolio, the managers focus primarily on stock selection rather than industry allocation. The managers use a strategy of investing in financial services companies that are currently undervalued, appear to be positioned for a merger, or are in a position to benefit from regulatory changes. This strategy can be changed at any time. For a description of the investment characteristics of the Financial Industries, see "Financial Industries."

To avoid the need to sell equity securities to meet redemption requests, and to provide flexibility to take advantage of investment opportunities, the Fund may invest up to 15% of its net assets in investment grade short-term securities. The Fund may invest in debt securities of financial services companies and in debt and equity securities of companies outside of the financial services sector. The Fund may invest up to 5% of its net assets in below-investment grade debt securities, rated as low as CCC by S&P or Caa by Moody's or, if unrated, determined to be of comparable quality by the Adviser.

Regional Bank Fund

The REGIONAL BANK FUND seeks long-term capital appreciation. To pursue this goal, the Fund normally invests at least 65% of total assets in stocks of regional banks and lending companies, including commercial and industrial banks, savings and loan associations and bank holding companies that receive a substantial portion of their income from banks.

A regional bank is one that provides full service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending), whose assets are primarily of domestic origin, and which typically has a principal office outside of New York City and Chicago. The Fund may invest in banks that are not Federal Deposit Insurance Corporation insured (including any state or federally chartered savings and loan association). Although the managers will primarily seek opportunities for capital appreciation, many of the regional banks in which the Fund may invest pay regular dividends. Accordingly, the Fund also expects to receive moderate income.

The Fund may also invest in other financial services companies, including companies with significant lending operations and "money center" banks. A "money center" bank is one with a strong international banking business and a significant percentage of international assets, which is typically located in New York or Chicago. In seeking growth opportunities, the Fund's management team may target banks with some or all of the following characteristics: (1) strong market position in a region with a healthy economy; (2) undiscovered fundamental strength evidenced by a low stock price relative earnings; (3) the potential to benefit from a merger or acquisition. For a description of the investment characteristics of the Banking Industry, see the "Banking Industry."

To avoid the need to sell equity securities to meet redemption requests, and to provide flexibility to take advantage of investment opportunities, the Fund may invest up to 15% of its net assets in investment grade short-term securities. The Fund may invest up to 5% of its net assets in below-investment grade debt securities of Banks rated as low as CCC by S&P or Caa by Moody's or, if unrated, determined to be of comparable quality by the Adviser.

Technology Fund

The TECHNOLOGY FUND seeks long-term growth of capital. To pursue this goal, the Fund invests principally in equity securities of companies that rely extensively on technology in their product development or operations.

Under normal market conditions, at least 65% of the Fund's total assets are invested in securities of the technology companies noted above. The Fund's portfolio is primarily comprised of U.S. and foreign common stocks and securities convertible into common stocks, including convertible bonds, convertible preferred stocks and warrants.

Investments in U.S. and foreign companies that rely extensively on technology in product development or operations may be expected to benefit from scientific developments and the application of technical advances resulting from improving technology in many different fields, such as computer software and hardware (including internet-related technology), semiconductors, telecommunications, defense and commercial electronics, data storage and retrieval, biotechnology and others. Generally, investments will be made in securities of a company that relies extensively on technology in product development or operations only if a significant part of its assets are invested in, or a significant part of its total revenue or net income is derived from, technology. For a description of the investment characteristics of the technology industry, see "Technology-Intensive Companies."

The Fund may invest up to 10% of its net assets in fixed income securities that, at the time of investment, are rated CC or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or Ca or higher be Moody's Investors Service, Inc. ("Moody's") or their equivalent, and unrated fixed income securities of comparable quality as determined by the Adviser.

When market conditions suggest a need for a defensive investment strategy, the Fund may temporarily invest in short-term obligations of or securities guaranteed by the U.S. Government or its agencies or instrumentalities, high quality bank certificates of deposit and commercial paper. This temporary investment strategy is not designed to achieve the Fund's primary investment objective.

INCOME

Bond Fund

The BOND FUND seeks to generate a high level of current income consistent with prudent investment risk. To pursue this goal, the Fund normally invests at least 65% of total assets in a diversified portfolio of debt securities. These include corporate bonds and debentures, as well as U.S. government and agency securities. In addition, the Fund contemplates at least 75% of the value of its total assets will be in (1) debt securities that have, at the time of purchase, a rating within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's ("S&P") (AAA, AA, A, or BBB); (2) debt securities of banks, the U.S. Government and its agencies or instrumentalities and other issuers which, although not rated as a matter of policy by either Moody's or S&P, are considered by the Fund to have investment quality comparable to securities receiving ratings within the four highest grades; and (3) cash and cash equivalents. Under normal conditions, the Fund may not invest more than 10% of total assets in cash and/or cash equivalents (except cash segregated in relation to futures, forward and options contracts).

The Fund may also invest up to 25% of its total assets in fixed income securities rated below BBB by S&P or below Baa by Moody's or their respective equivalent ratings or in securities which are unrated. The Fund may invest in securities rated as low as CC or Ca and unrated securities of comparable credit quality as determined by the Adviser. These ratings indicate obligations that are highly speculative and often in default. Securities rated lower than Baa or BBB are high risk securities generally referred to as "junk bonds." See "High Yield/High Risk Debt Obligations." for a description of the risks and characteristics of the various ratings categories.

The Fund may acquire individual securities of any maturity and is not subject to any limits as to the average maturity of its overall portfolio.

The Fund may invest in securities of United States and foreign issuers. It is anticipated that under normal conditions, the Fund will not invest more than 25% of its total assets in foreign securities (excluding U.S. dollar-denominated Canadian securities).

High Yield Bond Fund

The HIGH YIELD BOND FUND seeks to maximize current income without assuming undue risk. Capital appreciation is a secondary goal. In pursuing these goals, the Fund normally invests at least 65% of its total assets in U.S. and foreign bonds rated Baa or lower by Moody's or BBB or lower by S&P or in unrated securities of comparable quality as determined by the Adviser. Up to 30% of the Fund's total assets may be invested in junk bonds rated Ca by Moody's or CC by S&P or in unrated securities of comparable quality as determined by the adviser. See "Lower Rated High Yield / High Risk Debt Obligations." for a description of the risks and characteristics of the various ratings categories. Up to 40% of the Fund's total assets may be invested in the securities of issuers in the electric utility and telecommunications industries. For all other industries, the limitation is 25% of assets. The Fund may also invest up to 20% of its net assets in U.S. or foreign equities.

The types of debt securities in which the Fund may invest include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations.

For liquidity and flexibility, the Fund may place up to 35% of its total assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The Fund also may invest in certain higher-risk investments, including options, futures and restricted securities. See "RISK FACTORS, INVESTMENTS AND TECHNIQUES."

Money Market Fund

The MONEY MARKET FUND seeks the maximum current income that is consistent with maintaining liquidity and preserving capital. The Fund invests in high-quality money market instruments including, but not limited to, U.S. Government, municipal and foreign government securities; obligations of supranational organizations (e.g., the World Bank and the International Monetary Fund); obligations of U.S. and foreign banks and other lending institutions; corporate obligations; repurchase agreements and reverse repurchase agreements. All of the Fund's investments are denominated in U.S. dollars.

At the time the Money Market Fund acquires its investments, they will be rated (or issued by an issuer that is rated with respect to a comparable class of short-term debt obligations) in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized rating organizations (or one rating organization if the obligation was rated by only one such organization). These high quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating from at least two rating organizations while second tier securities have received ratings within the two highest categories from at least two rating agencies, but do not qualify as first tier securities. The Fund may also purchase obligations that are not rated, but are determined by the Adviser, based on procedures adopted by the Trust's Board of Trustees, to be of comparable quality to rated first or second tier securities. The Fund may not purchase any second tier security if, as a result of its purchase (a) more than 5% of its total assets would be invested in second tier securities or (b) more than 1% of its total assets or $1 million (whichever is greater) would be invested in the second tier securities of a single issuer.

The Fund seeks to maintain a constant $1.00 share price although there can be no assurance it will do so. All of the Fund's investments will mature in 397 days or less. The Fund will maintain an average dollar-weighted portfolio maturity of 90 days or less.

Strategic Income Fund

The STRATEGIC INCOME FUND seeks a high level of current income. In pursuing this goal, the Fund invests primarily in the following categories of securities: foreign government and foreign corporate securities from developed and emerging countries, U.S. Government and agency securities and lower-rated high yield, high risk, fixed income securities of U.S. issuers. Under normal circumstances, the Fund's assets are invested in each of the foregoing three categories. However, from time to time the Fund may invest up to 100% of its total assets in any one category. The Fund may invest up to 10% of its net assets in common stocks and similar equity securities of U.S. and foreign companies. No more than 25% of the Fund's total assets, at the time of purchase, will be invested in government securities of any one foreign country. The fixed income securities in which the Fund may invest include bonds, debentures, notes (including variable and floating rate instruments), preferred and preference stock, zero coupon bonds, payment-in-kind securities, increasing rate note securities, participation interests, multiple class passthrough securities, collateralized mortgage obligations, stripped debt securities, other mortgage-backed securities, asset-backed securities and other derivative debt securities. Variable and floating rate instruments, mortgage-backed securities and asset-backed securities are derivative instruments that derive their value from an underlying security. Derivative securities are subject to additional risks. See "Risks Associated With Specific Types of Derivative Debt Securities."

The Fund generally intends to keep its average credit quality in the investment grade range. However, the Fund may invest up to 100% of total assets in fixed income securities rated below Baa by Moody's or below BBB by S&P, or in securities which are unrated. The Fund may invest in securities rated as low as Ca or CC, which may indicate that the obligations are highly speculative and in default. Fixed income securities rated below Baa or BBB are commonly called "junk bonds." See "Lower Rated High Yield / High Risk Debt Obligations." for a description of the risks and characteristics of the various ratings categories.

RISK FACTORS, INVESTMENTS AND TECHNIQUES

Banking Industry. Since the Regional Bank Fund's investments will be concentrated in the banking industry, it will be subject to risks in addition to those that apply to the general equity market. Events may occur which significantly affect the entire banking industry. Thus, the Fund's share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries. In addition, despite some measure of deregulation, banks and other lending institutions are still subject to extensive governmental regulation which limits their activities. The
availability   and  cost  of  funds  to  these  entities  is  crucial  to  their profitability. Consequently, volatile interest rates and general economic conditions can adversely affect their financial performance and condition. The Fund is not a complete investment program. Because the Fund's investments are concentrated in the banking industry, an investment in the Fund may be subject to greater market fluctuations than a fund that does not concentrate in a particular industry. Thus, it is recommended that an investment in the Fund be considered only one portion of your overall investment portfolio.

Banks, finance companies and other financial services organizations are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and the interest rates and fees which may be charged. The profitability of these concerns is largely dependent upon the availability and cost of capital funds, and has shown significant recent fluctuation as a result of volatile interest rate levels. Volatile interest rates will also affect the market value of debt securities held by the Fund. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect.

Financial Industries. Since the Financial Industries Fund's investments will be concentrated in the financial services sector, it will be subject to risks in addition to those that apply to the general equity and debt markets. Events may occur which significantly affect the sector as a whole or a particular segment in which the Fund invests. Accordingly, the Fund may be subject to greater market volatility than a fund that does not concentrate in a particular economic sector or industry. Thus, it is recommended that an investment in the Fund be only a portion of your overall investment portfolio.

In addition, most financial services companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect the ability to earn a profit from a given line of business. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial services sector may also increase competitive pressures on different types of firms. For example, recent legislation removing traditional barriers between banking and investment banking activities will allow large commercial banks to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within the industry.

The availability and cost of funds to financial services firms is crucial to their profitability. Consequently, volatile interest rates and general economic conditions can adversely affect their financial performance.

Financial services companies in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies. See "Foreign Securities & Emerging Countries."

Technology-Intensive Companies. Since the Technology Fund's investments will be concentrated in technology-intensive companies, it will be subject to risks in addition to those that apply to the general equity and debt markets. Securities prices of technology-intensive companies have tended to be subject to greater volatility than securities prices in many other industries, due to particular factors affecting these industries. Competitive pressures may also have a significant effect on the financial condition of technology-intensive companies. For example, if the development of new technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, the companies could become increasingly sensitive to short product cycles and aggressive pricing. Accordingly, the Fund's performance will be particularly susceptible to factors affecting these companies as well as the economy as a whole.

Smaller Capitalization Companies. Smaller capitalization companies may have limited product lines, market and financial resources, or they may be dependent on smaller or less experienced management groups. In addition, trading volume for these securities may be limited. Historically, the market price for these securities has been more volatile than for securities of companies with greater capitalization. However, securities of companies with smaller capitalization may offer greater potential for capital appreciation since they may be overlooked and thus undervalued by investors.

Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. Each Fund (other than Financial Industries Fund, Regional Bank Fund and Technology Fund) will diversify its investments in common stocks of companies in a number of industry groups. Common stocks have the potential to outperform fixed income securities over the long term. Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.


Fixed Income Securities. Fixed income investments of each Fund may include bonds, notes, preferred stock and convertible fixed income securities issued by U.S. corporations or the U.S. Government and its political subdivisions. Under normal conditions, Mid Cap Growth Fund and Small Cap Growth Fund will not invest in any fixed income securities (other than preferred stock and cash equivalents).


Fixed income securities of corporate and governmental issuers are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the issuer's creditworthiness and general market liquidity (market risk). Debt securities will be selected based upon credit risk analysis of issuers, the characteristics of the security and interest rate sensitivity of the various debt issues available from a particular issuer as well as analysis of the anticipated volatility and liquidity of the fixed income instruments. The longer a Fund's average portfolio maturity, the more the value of the portfolio and the net asset value of the Fund's shares will fluctuate in response to changes in interest rates. An increase in rates will generally decrease the value of the Fund's securities, while a decline in interest rates will generally increase their value.

Preferred Stocks. Each Fund (other than 500 Index Fund and Money Market Fund) may invest in preferred stock. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. Each Fund (other than 500 Index Fund and Money Market
Fund) may invest in convertible securities, which may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the same or another issuer. The Mid Cap Growth Fund and Small Cap Growth Fund may only invest in convertible preferred stock.


As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which these securities are convertible depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent of such risk reduction depends upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating a convertible security, the Adviser or relevant Sub-adviser will give primary emphasis to the attractiveness of the underlying common stock.

The S&P 500 Index. The S&P 500 Index is a capitalization weighted index comprised of 500 industrial, utility, transportation and financial companies in the United States markets. The S&P 500 Index represents approximately 75% of the total market capitalization of stocks traded in the U.S. equity market. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment.


Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately XXX% of the Index. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of March 31, 2001, the five largest companies in the Index were: Microsoft (XXX%), Cisco Systems (XXX%), General Electric (XXX%), Intel (XXX%), and Exxon Mobil (XXX%). The largest industry categories were: computer software (XXX%), communications equipment (XXX%), electronics (semi-conductors) (XXX%), computer systems (XXX%) and electrical equipment (XXX%).


"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by John Hancock Advisers, Inc. ("the Adviser"). The 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the purchasers of the Fund or any member of the public regarding the advisability of investing in securities generally or in the 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the Adviser is the licensing of certain trademarks and trade names of Standard & Poor's and of the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Adviser or the 500 Index Fund. Standard & Poor's has no obligation to take the needs of the Adviser or the purchasers of the 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the 500 Index Fund, the timing of the issuance or sale of the 500 Index Fund or in the determination or calculation of the equation by which the 500 Index Fund is to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the 500 Index Fund.

STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JOHN HANCOCK ADVISERS, INC., THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


"SPDRS AND OTHER INVESTMENT COMPANIES. Subject to the Fund's non-fundamental restriction (d), the Fund may invest in Standard & Poor's Depository Receipts (SPDRs"), other exchange traded funds and other investment companies that are designed to track the S&P 500 Index. These investments have many of the same risks as direct investments in common stocks. The market value of these investment companies are expected to rise and fall as the S&P 500 Index rises and falls. If the Fund invests in an investment company, it would, in addition to its own expenses, indirectly bear its ratable share of the investment company's expenses. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock."


Foreign Securities and Emerging Countries. Each Fund (other than Core Equity Fund, 500 Index Fund, Sovereign Investors Fund and Money Market Fund) may invest in U.S. Dollar and foreign denominated securities of foreign issuers. The Core Equity Fund, 500 Index Fund, Sovereign Investors Fund and Money Market Fund may only invest in U.S. dollar denominated securities including those of foreign issuers which are traded on a U.S. Exchange. The International Fund, Small Cap Growth Fund, Technology Fund, High Yield Bond Fund and Strategic Income Fund may also invest securities of foreign issuers located in countries with emerging economies or securities markets.

Investing in obligations of non-U.S. issuers and foreign banks, particularly securities of issuers located in emerging countries, may entail greater risks than investing in similar securities of U.S. issuers. These risks include (i) social, political and economic instability; (ii) the small current size of the markets for many such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and
(v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

In addition, even though opportunities for investment may exist in foreign countries, and in particular emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist. Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of

Latin American countries previously expropriated large quantities of real and personal property similar to the property which may be represented by the securities purchased by the Funds. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by foreign securities purchased by a Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, a Fund could lose a substantial portion of its investments in such countries. A Fund's investments would similarly be adversely affected by exchange control regulations in any of those countries. Certain countries in which the Funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund's investment in those countries.

Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most foreign securities held by the Funds will not be registered with the SEC and such issuers thereof will not be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Adviser or relevant Sub-adviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

Because the Funds (other than Core Equity Fund, 500 Index Fund, Sovereign Investors Fund and Money Market Fund) may invest, and International Fund will (under normal circumstances) invest, a portion of their total assets in securities which are denominated or quoted in foreign currencies, the strength or weakness of the U.S. dollar against such currencies may account for part of the Funds' investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the Funds value their respective assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. However, the Funds may do so from time to time, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Securities of foreign issuers, and in particular many emerging country issuers, may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The Funds' investment income or, in some cases, capital gains from stock or securities of foreign issuers may be subject to foreign withholding or other foreign taxes, thereby reducing the Funds' net investment income and/or net realized capital gains. See "Tax Status."

Foreign Currency Transactions. Each Fund (other than Core Equity Fund, 500 Index Fund, Sovereign Investors Fund and Money Market Fund) may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

Each Fund (other than Core Equity Fund, 500 Index Fund, Sovereign Investors Fund, and Money Market Fund) may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. A Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Funds will not engage in speculative forward foreign currency exchange transactions.

If a Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment in forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Funds to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. government securities. The Adviser or relevant Sub-adviser will continuously monitor the creditworthiness of the parties with whom a Fund enters into repurchase agreements.

Each Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during this period, as well as the expense of enforcing its rights. A Fund will not invest in a repurchase agreement maturing in more than seven days, if such investment, together with other illiquid securities held by the Fund would exceed 15% (10% for Money Market Fund) of the Fund's net assets.

Reverse Repurchase Agreements. Each Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by a Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by a Fund which it is obligated to repurchase. A Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, a Fund will establish and maintain a separate account consisting of highly liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, a Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33 1/3% of the market value of its total assets. A Fund will enter into reverse repurchase agreements only with selected registered broker/dealers or with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the firms involved.

Restricted Securities. Each Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% (10% for Money Market Fund) of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific

Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. Mid Cap Growth Fund, Small Cap Growth Fund and Sovereign Investors Fund may each purchase and write
(sell) call and put options on any index based on securities in which it may invest. Each other Fund (except Money Market Fund) may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. Each Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired. Each Fund, other than the International Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Sovereign Investors Fund, may also write and purchase options to enhance total return.

Writing Covered Options. A call option on securities or currency written by a Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by a Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Funds are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account maintained by the affected Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. Each Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

Each Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. Each Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of a Fund's portfolio securities.

Each Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. Mid Cap Growth Fund, Small Cap Growth Fund and Sovereign Investors Fund may each purchase and sell futures contracts on any index based on securities in which it may invest for hedging or other non-speculative purposes. The International Fund may purchase and sell various types of futures contracts and options on these futures contracts to hedge against changes in interest rates, securities prices, or currency exchange rates or for other non-speculative purposes. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each other Fund except Money Market Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by a Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. Subject to the limitations imposed on International Fund, Mid Cap Growth Fund, Small Cap Growth Fund, and Sovereign Investors Fund, as described above, a Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. Each Fund (other than the Money Market Fund) may purchase and write options on the futures contracts described above for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by each Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The International Fund, Mid Cap Growth Fund, Small Cap Growth Fund, and Sovereign Investors Fund may each engage in futures and related options transactions for hedging or other non-speculative purposes. Each other Fund (except Money Market Fund) will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that a Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

Rights and Warrants. Each Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of Fund's assets as compared with investing the same amount in the underlying stock.

Government Securities. Each Fund may invest in government securities. However, under normal conditions, International Fund, Mid Cap Growth Fund, and Small Cap Growth Fund will not invest in any fixed income securities, with the exception of cash equivalents (which include U.S. Government securities maturing in 90 days or less). In abnormal conditions, these funds may temporarily invest in U.S. Government securities and U.S. Government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Municipal Obligations. The High Yield Bond Fund may invest in a variety of municipal obligations which consist of municipal bonds, municipal notes and municipal commercial paper.

Municipal Bonds. Municipal bonds are issued to obtain funds for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the Adviser in determining whether a municipal obligation meets the Fund's investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.

Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued and meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power of ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P, Moody's and Fitch Investors Service ("Fitch") represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. Many issuers of securities chose not to have their obligations rated. Although unrated securities eligible for purchase by the Fund must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad for rated securities since many investors rely on rating organizations for credit appraisal.

Swaps, Caps, Floors and Collars. As one way of managing exposure to different types of investments, Bond Fund, Strategic Income Fund and High Yield Bond Fund may enter into interest rate swaps and other types of swap agreements such as caps, collars and floors. Each of these Funds may also enter into currency swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to the risk of a counterparty's failure to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. A Fund will maintain in a segregated account or liquid debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap, cap, collar or floor transactions.

Participation Interests. The Technology Fund, Bond Fund, High Yield Bond Fund, and Strategic Income Fund may invest in participation interests. Participation interests, which may take the form of interests in or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. A Fund's investments in participation interests may be subject to its 15% limitation on investments in illiquid securities. The Technology Fund may purchase only those participation interests that mature in 60 days or less, or, if maturing in more than 60 days, that have a floating rate that is automatically adjusted at least once every 60 days.

Pay-In-Kind, Delayed and Zero Coupon Bonds. The Bond Fund, Strategic Income Fund, High Yield Bond Fund and Technology Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. The market prices of pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Funds' investments in pay-in-kind, delayed and zero coupon bonds may require a Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Structured or Hybrid Notes. The Bond Fund, Strategic Income Fund, High Yield Bond Fund, and Technology Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, a Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; a Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Indexed Securities. High Yield Bond Fund may invest in indexed securities, including floating rate securities that are subject to a maximum interest rate ("capped floaters") and leveraged inverse floating rate securities ("inverse floaters") (up to 10% of the Fund's total assets). The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in interest rates or other reference prices.


Custodial Receipts. Each Fund, other than Mid Cap Growth Fund, and Small Cap Growth Fund, may acquire custodial receipts with respect to U.S. Government securities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.


Bank and Corporate Obligations. Each of the Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of direct U.S. Dollar denominated obligations of domestic or foreign issuers. Bank obligations in which a Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.


Mortgage-Backed Securities. Each Fund (other than Mid Cap Growth Fund, and Small Cap Growth Fund) may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.


Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private issuers. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass- through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that  qualifies  for special tax  treatment  under the Internal
Revenue Code of 1986, as amended (the "Code"), invests in certain mortgages primarily secured by interests in real property and other permitted investments and issues "regular" and "residual" interests. The Funds do not intend to acquire REMIC residual interests.

Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the Securities and Exchange Commission ("SEC") considers privately issued SMBS to be illiquid.

Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Asset-Backed Securities. The Bond Fund, Strategic Income Fund and High Yield Bond Fund may invest in securities that represent individual interests in pools of consumer loans and trade receivables similar in structure to Mortgage-Backed Securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time. Payments of principal and interest typically are supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, a Fund may experience losses or delays in receiving payment.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Risks Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), leveraged floating rate securities whose yield changes in the same direction, rather than inversely to, a referenced interest rate (" super floaters"), other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities.

The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates. These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risks than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Brady Bonds. The Bond Fund, High Yield Bond Fund and Strategic Income Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities described as part of a restructuring plan created by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan facilitates the exchange of commercial bank debt for newly issued bonds (known as Brady Bonds). The World Bank and the IMF provide funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements the IMF debtor nations are required to implement domestic monetary and fiscal reforms. These reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's ability to service its external obligations and promote its economic growth and development. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's), Standard & Poor's Ratings Group ("S&P") and Fitch Investors Service ("Fitch") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the ratings of Moody's, S&P and Fitch and their significance.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund (other than Sovereign Investors Fund), but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities. If any security in Sovereign Investors Fund's portfolio falls below the Fund's minimum credit quality standards, as a result of a rating downgrade or the Adviser's or Sub-adviser's determination, the Fund will dispose of the security as promptly as possible while attempting to minimize any loss.

Lower Rated High Yield/High Risk Debt Obligations. Strategic Income Fund, Regional Bank Fund, Financial Industries Fund, Relative Value Fund, Sovereign Investors Fund, Large Cap Growth Fund, Technology Fund, Bond Fund and High Yield Bond Fund may invest in high yield/high risk, fixed income securities rated below investment grade (e.g., rated below Baa by Moody's or below BBB by S&P).

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

See the Appendix to this Statement of Additional Information which describes the characteristics of corporate bonds in the various rating categories. These Funds may invest in comparable quality unrated securities which, in the opinion of the Adviser or relevant Sub-adviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield/high risk bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately a Fund's assets. The reduced availability of reliable, objective data may increase a Fund's reliance on management's judgment in valuing high yield/high risk bonds. In addition, a Fund's investments in high yield/high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. In the past, economic downturns and increases in interest rates have caused a higher incidence of default by the issuers of lower-rated securities and may do so in the future, particularly with respect to highly leveraged issuers

Each Fund (other than Money Market Fund) may acquire individual securities of any maturity and is not subject to any limits as to the average maturity of its overall portfolio. The longer the Fund's average portfolio maturity, the more the value of the portfolio and the net asset value of the Fund's shares will fluctuate in response to changes in interest rates. An increase in interest rates will generally reduce the value of the Fund's portfolio securities and the Fund's shares, while a decline in interest rates will generally increase their value.

Lending of Securities. Each Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. A Fund may reinvest any cash collateral in short-term securities and money market funds. When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Funds not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Short Sales. Large Cap Growth Fund and Financial Industries Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. Each Fund (except for 500 Index Fund, International Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Sovereign Investors Fund, Technology Fund and Money Market Fund) may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, a Fund must borrow the security sold short to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, a Fund is required to pay to the lender any accrued interest or dividends and may be required to pay a premium.

A Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, a Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, interest or dividends a Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Under applicable guidelines of the staff of the SEC, if a Fund engages in short sales, it must put in a segregated account (not with the broker) an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short and (b) any cash or U.S. Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until a Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. Except for short sales against the box, the amount of the Fund's net assets that may be committed to short sales is limited and the securities in which short sales are made must be listed on a national securities exchange.

Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to a Fund.

Forward Commitment and When-Issued Securities. Each Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. A Fund will engage in when- issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The International Fund, Large Cap Growth Fund, Relative Value Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Technology Fund, Bond Fund, Strategic Income Fund and High Yield Bond Fund engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate.

The remaining Funds do not intend to invest for the purpose of seeking short-term profits. These Funds' particular portfolio securities may be changed, however, without regard to the holding period of these securities when the Adviser or relevant Sub-adviser deems that this action will help achieve the Fund's objective given a change in an issuer's operations or in general market conditions.

The portfolio turnover rate for each Fund is shown in the section captioned "Financial Highlights" in the prospectuses. A high rate of portfolio turnover (100% or greater) involves corresponding higher transaction expenses and may make it more difficult for a Fund to qualify as a regulated investment company for Federal income tax purposes.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. Each Fund has adopted the following fundamental investment restrictions which will not be changed without the approval of a majority of the applicable Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in the Prospectuses and this Statement of Additional Information, a "majority of the outstanding voting securities" means approval by the lesser of
(1) the holders of 67% or more of the Fund represented at a meeting if the more than 50% of the Fund's outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares.

         Each Fund (other than Money Market Fund) may not:

         1. Issue senior securities, except as permitted by paragraphs 2, 5 and 6 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of the Trustees' fees and the purchase or sale of options, futures contracts, forward commitments, swaps and repurchase agreements entered into in accordance with the Fund's investment policies within the meaning of paragraph 6 below, are not deemed to be senior securities.

         2. Borrow money, except for the following extraordinary or emergency purposes: (i) from banks for temporary or short-term purposes or for the clearance of transactions; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and short sales, transactions in futures contracts and options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing. This restriction does not apply to transactions in reverse repurchase agreements in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value.

         3. Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

         5. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, interest rate and currency swaps, interest rate caps, floors and collars and repurchase agreements entered into in accordance with the Fund's investment policies.

         6. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.


         7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would equal or exceed 25% of its total assets taken at market value at the time of such investment, except that the Regional Bank Fund will invest more than 25% of its total assets in the banking industry. The Financial Industries Fund will ordinarily invest more than 25% of its assets in the financial services sector. The Technology Fund will ordinarily invest more than 25% of its total assets in the technology industry. The High Yield Bond Fund may invest up to 40% of the value of its total assets in the securities of issuers in the electric utility and telephone industries. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.


         8. For each Fund, with respect to 75% of total assets [see non-fundamental investment restriction (h)], purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if:

                  (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Money Market Fund may not:

         1. Issue senior securities. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of the Trustees' fees and transactions in repurchase agreements or reverse repurchase agreements are not deemed to be senior securities.

         2. Borrow money, except from banks to meet redemptions in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed). The Fund does not intend to borrow money during the coming year, and will do so only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will not purchase securities while any borrowings are outstanding. This restriction does not apply to the purchase of reverse repurchase agreements in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value.

         3. Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

         4. Write, purchase or otherwise invest in any put, call, straddle or spread option or buy or sell real estate, commodities or commodity futures contracts.

         5. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         6. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would equal or exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

         7. With respect to 75% of total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if:

                  (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Non-Fundamental Investment Restrictions. The following restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

         Each Fund (other than Money Market Fund) may not:

          (a) Purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) for obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities. The 500 Index Fund, International Fund, Mid Cap Growth Fund, Small Cap Growth Fund Sovereign Investors Fund, and Technology Fund may not make short sales.

         (b) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

         (c) Invest in securities which are illiquid if, as a result, more than 15% of its net assets would consist of such securities, including repurchase agreements maturing in more than seven days, securities that are not readily marketable, restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act and privately issued stripped mortgage-backed securities. The adviser will determine on a case by case basis whether a particular OTC option is illiquid.

         (d) Invest for the purpose of exercising control over or management of any company.

         In addition:


         (e) Under normal conditions, Bond Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Sovereign Investors Fund may not invest more than 10% of total assets in cash and/or cash equivalents (except cash segregated in relation to futures, forward and option contracts).


         (f) International Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Sovereign Investors Fund may not invest more than 5% of total assets at time of purchase in any one security (other than U.S. government securities).


         (g) Under normal conditions Mid Cap Growth Fund and Small Cap Growth Fund will not invest in any fixed income securities. However, in abnormal conditions, these Funds may temporarily invest in U.S. government securities and U.S. government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents (including U.S. government securities maturing in 90 days or less).


         (h) International Fund normally invests at least 80% of total assets in a diversified portfolio of foreign stocks from both developed and emerging countries. The Fund may invest up to 30% of total assets in emerging markets as classified by Morgan Stanley Capital International (MSCI). Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, ADRs, GDRs and EDRs.

         (i) Mid Cap Growth Fund and Small Cap Growth Fund may not invest more than 10% of total assets in foreign securities.

Money Market Fund may not:

         (a) Purchase securities on margin or make short sales of securities except for obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         (b) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

         (c) Invest in securities which are illiquid if, as a result, more than 10% of its net assets would consist of such securities, including repurchase agreements maturing in more than seven days, securities that are not readily marketable, restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act, purchased OTC options, certain assets used to cover written OTC options, and privately issued stripped mortgage-backed securities.

         (d) Invest for the purpose of exercising control over or management of any company. If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amounts of net assets will not be considered a violation of any of the foregoing restrictions.

The Fund  will  invest  only in  countries  on the  Adviser's  Approved  Country
Listing.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of each Fund is managed by the Trustees of the Trust who elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers and directors of the Adviser, one or more of the Sub-advisers and/or the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").



                            Positions Held            Principal Occupation(s)
Name and Address            With the Company          During the Past Five Years
----------------            ----------------          --------------------------

Stephen L. Brown*           Trustee and Chairman      Chairman and Director, John Hancock
John Hancock Place                                    Life Insurance Company (CEO until
P.O. Box 111                                          June 2000), John Hancock Financial
Boston, MA 02117                                      Services, Inc. (CEO until June
July 1937                                             2000); John Hancock Advisers, Inc.
                                                      (the Adviser), John Hancock Funds,
                                                      Inc. (John Hancock Funds), The
                                                      Berkeley Financial Group, Inc. (The
                                                      Berkeley Group); Director, John
                                                      Hancock Subsidiaries, Inc.; John
                                                      Hancock Signature Services, Inc.
                                                      (Signature Services) (until January
                                                      1997); John Hancock Insurance
                                                      Agency, Inc.; (Insurance Agency),
                                                      (until May 1999); Independence
                                                      Investment Associates, Inc.,
                                                      Independence International
                                                      Associates, Inc,, Independence
                                                      Fixed Income Associates, Inc.;
                                                      Insurance Marketplace Standards
                                                      Association, Committee for Economic
                                                      Development, Ionics, Inc. (since
                                                      June 2000), Aspen Technology, Inc.
                                                      (since June 2000), Jobs for
                                                      Massachusetts, Federal Reserve Bank
                                                      of Boston (until March 1999);
                                                      Financial Institutions Center
                                                      (until May 1996), Freedom Trail
                                                      Foundation (until December 1996)
                                                      Beth Israel Hospital and
                                                      Corporation (until November 1996);
                                                      Director and Member (Beth
                                                      Israel/Deaconess Care Group),
                                                      Member, Commercial Club of Boston,
                                                      President (until April 1996);
                                                      Trustee, Wang Center for the
                                                      Performing Arts, Alfred P. Sloan
                                                      Foundation, John Hancock Asset
                                                      Management (until March 1997);
                                                      Member, Boston Compact Committee,
                                                      Mass. Capital Resource Company;
                                                      Chairman, Boston Coordinating
                                                      Committee ("The Vault") (until
                                                      April 1997).

Maureen R. Ford *           Trustee, Vice Chairman,   President, Broker/Dealer
101 Huntington Avenue       President and Chief       Distributor, John Hancock Life
Boston, MA  02199           Executive Officer (1,2)   Insurance Company; Vice Chairman,
March 1950                                            Director, President and Chief
                                                      Executive Officer, the Adviser, The
                                                      Berkeley Group, John Hancock Funds;
                                                      Chairman, Director and President,
                                                      Insurance Agency, Inc.; Chairman,
                                                      Director and Chief Executive
                                                      Officer, Sovereign Asset Management
                                                      Corporation (SAMCorp.); Senior Vice
                                                      President, MassMutual Insurance Co.
                                                      (until 1999); Senior Vice
                                                      President, Connecticut Mutual
                                                      Insurance Co. (until 1996).


-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       38


                            Positions Held            Principal Occupation(s)
Name and Address            With the Company          During the Past Five Years
----------------            ----------------          --------------------------

Dennis S. Aronowitz           Trustee                 Professor of Law, Emeritus, Boston
101 Huntington Avenue                                 University School of Law (as of
Boston, MA  02199                                     1996); Director, Brookline
June 1931                                             Bankcorp.

Richard P. Chapman, Jr.       Trustee (1)             Chairman, President, and Chief
101 Huntington Avenue                                 Executive Officer, Brookline
Boston, MA  02199                                     Bankcorp. (lending); Director,
February 1935                                         Lumber Insurance Companies (fire
                                                      and casualty insurance); Trustee,
                                                      Northeastern University
                                                      (education); Director, Depositors
                                                      Insurance Fund, Inc. (insurance).

William J. Cosgrove           Trustee                 Vice President, Senior Banker and
101 Huntington Avenue                                 Senior Credit Officer, Citibank,
Boston, MA  02199                                     N.A. (retired September 1991);
January 1933                                          Executive Vice President, Citadel
                                                      Group Representatives, Inc.;
                                                      Trustee, the Hudson City Savings
                                                      Bank (since 1995).

Richard A. Farrell            Trustee                 President of Farrell, Healer & Co.,
101 Huntington Avenue                                 (venture capital management firm)
Boston, MA  02199                                     (since 1980); Prior to 1980, headed
November 1932                                         the venture capital group at Bank
                                                      of Boston Corporation.

Gail D. Fosler                Trustee                 Senior Vice President and Chief
101 Huntington Avenue                                 Economist, The Conference Board
Boston, MA  02199                                     (non-profit economic and business
December 1947                                         research); Director, Unisys Corp.;
                                                      Director, H.B. Fuller Company; and
                                                      DBS Holdings (Singapore) (Banking
                                                      and Financial Services); Director,
                                                      National Bureau of Economic
                                                      Research (academic).


-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       39


                            Positions Held            Principal Occupation(s)
Name and Address            With the Company          During the Past Five Years
----------------            ----------------          --------------------------

William F. Glavin           Trustee                        President Emeritus, Babson College
101 Huntington Avenue                                      (as of 1997); Vice Chairman, Xerox
Boston, MA  02199101                                       Corporation (until June 1989);
March 1932                                                 Director, Caldor Inc., Reebok, Inc.
                                                           (since 1994) and Inco Ltd.

Dr. John A. Moore           Trustee                        President and Chief Executive
101 Huntington Avenue                                      Officer, Institute for Evaluating
Boston, MA  02199                                          Health Risks, (nonprofit
February 1939                                              institution) (since September
                                                           1989).

Patti McGill Peterson       Trustee                        Executive Director, Council for
101 Huntington Avenue                                      International Exchange of Scholars
Boston, MA  02199                                          (since January 1998), Vice
May 1943                                                   President, Institute of
                                                           International Education (since
                                                           January 1998); Senior Fellow,
                                                           Cornell Institute of Public
                                                           Affairs, Cornell University (until
                                                           December 1997); President Emerita
                                                           of Wells College and St. Lawrence
                                                           University; Director, Niagara
                                                           Mohawk Power Corporation (electric
                                                           utility).

John W. Pratt               Trustee                        Professor of Business
101 Huntington Avenue                                      Administration Emeritus, Harvard
Boston, MA  02199                                          University Graduate School of
September 1931                                             Business Administration (as of June
                                                           1998).

William L. Braman           Executive Vice President and   Executive Vice President and Chief
101 Huntington Avenue       Chief Investment Officer (2)   Investment Officer, each of the
Boston, MA 02199                                           John Hancock Funds; Executive Vice
December 1953                                              President and Chief Investment
                                                           Officer, Barring Asset Management,
                                                           London UK (until May 2000).



-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       40


                            Positions Held            Principal Occupation(s)
Name and Address            With the Company          During the Past Five Years
----------------            ----------------          --------------------------

Richard A. Brown            Senior Vice President and          Senior Vice President , Chief
101 Huntington Avenue       Chief Financial Officer (2)        Financial Officer and Treasurer of
Boston, MA  02199                                              the Adviser, John Hancock Funds,
April 1949                                                     and The Berkeley Group; Second Vice
                                                               President and Senior Associate
                                                               Controller, Corporate Tax
                                                               Department, John Hancock Financial
                                                               Services, Inc. (until January
                                                               2001).

Susan S. Newton             Senior Vice President,             Senior Vice President and Chief
101 Huntington Avenue       Secretary and Chief Legal          Legal Officer the Adviser; John
Boston, MA 02199            Officer                            Hancock Funds; Vice President
March 1950                                                     Signature Services (until May
                                                               2000), The Berkeley Group, NM
                                                               Capital and SAMCorp.

James J. Stokowski          Vice President, Treasurer and      Vice President, the Adviser.
101 Huntington Avenue       Chief Accounting Officer
Boston, MA  02199
November 1946

Thomas H. Connors           Vice President and Compliance      Vice President and Compliance
101 Huntington Avenue       Officer                            Officer, the Adviser; Vice
Boston, MA  02199                                              President, John Hancock Funds.
September 1959



-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Brown and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the Funds for their services.


                         Aggregate             Total Compensation From
                         Compensation          the Fund and John Hancock Fund
Independent Trustees     from the Fund (1)     Complex to Trustees (2)
--------------------     -----------------     ------------------------------

Dennis J. Aronowitz                                   $  75,000
Richard P. Chapman*                                      78,000
William J. Cosgrove*                                     72,000
Leland O. Erdahl +                                       72,100
Richard A. Farrell                                       75,000
Gail D. Fosler                                           68,000
William F. Glavin*                                       64,000
Dr. John A. Moore*                                       72,100
Patti McGill Peterson                                    70,350
John Pratt                                               72,000
                                                     ----------
Total                                                  $718,550

(1) Compensation is for the current fiscal year ending December 31, 2000.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2000. As of this date, there were sixty-nine funds in the John Hancock Fund Complex with each of these Independent Trustees serving on thirty-one funds.

+ As of February 28, 2001, Mr. Erdahl resigned as Trustees of the Complex.

*As of December 31, 2000, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $85,948, Mr. Cosgrove was $218,258, Mr. Glavin was $317,363 and for Dr. Moore was $263,160 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser, a Sub-adviser or affiliated companies. Some of the Trustees and officers may also be officers, Directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of December 31, 2000, all shares were held by the Life Co. and the Variable Life Co. except the Adviser owns the following: International Fund XXX%, Regional Bank XXX%, Small Cap Growth Fund XXX%, Mid Cap Growth XXX%, Large Cap Growth Fund XXX%, Relative Value XXX%, Bond Fund XXX%, Strategic Income Fund XXX%, High Yield Bond Fund XXX%, Technology Fund XXX% and Money Market Fund XXX%.


At such date, no other person(s) owned of record or was known by the Trust to beneficially own as much as 5% of the outstanding shares of the Trust or of any of the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Funds and the other funds and publicly traded investment companies in the John Hancock group of funds as well as institutional accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

Each Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser, which was approved by the Funds' shareholders. Pursuant to the Advisory Agreements, the Adviser will: (a) furnish continuously an investment program for the Funds and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Funds' operations except those which are delegated to a custodian, transfer agent or other agent.

The Funds bear all costs of their organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Funds' plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Funds (including an allocable portion of the cost of the Adviser's employees rendering such services to the Funds); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.


As of December 14, 2000, with respect to International Fund, the Adviser has entered into a sub-investment management contract (the "sub-advisory agreement") with Nicholas-Applegate under which, subject to the review of the Trustees and the overall supervision of the Adviser, Nicholas-Applegate is responsible for providing the Fund with investment advice. Nicholas-Applegate will also provide the Fund on a continuous basis with economic, financial and political information, research and assistance concerning international markets. Nicholas-Applegate is a California limited partnership, with offices at 600 West Broadway, 30th Floor, San Diego, California 92101. Nicholas-Applegate was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. On January 31, 2001, Nicholas-Applegate was acquired by Allianz of America, Inc. ("AZOA"). Allianz AG, the parent of AZOA, is a German Aktiengesellschaft, a German publicly traded company, which, together with its subsidiaries, comprises the world's largest insurance group (the "Allianz Group"). Allianz Group currently has assets under management of approximately $690 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. Allianz AG's address is: Koeniginstrasse 28, D-80802, Munich, Germany.

Until December 14, 2000, the Sub-adviser to International Fund was Indocam International Investment Services ("IIIS"). IIIS is organized under the laws of France and is a wholly owned subsidiary of Indocam, the asset management affiliate of Credit Agricole, a French banking group. IIIS is located at 90 Boulevard Pasteur, Paris, France 75105. Indocam is an asset management firm maintaining established relationships with institutional, corporate, and individual investors, Credit Agricole is one of the largest banks in the world. Until March 1, 2000, the International Fund had another Sub-adviser, John Hancock Advisers, International Limited ("JHAI"), located at 6th Floor, Duke's Court, 32-36 Duke Street, St. James's, London, England SW1Y6DF. JHAI was a wholly-owned subsidiary of the Adviser formed in 1987 to provide international investment research and advisory services to U.S. institutional clients. The Adviser's Sub-advisory contract with JHAI was terminated effective March 1, 2000.

With respect to Core Equity Fund, the Adviser has entered into a Sub-advisory Agreement with Independence Investment Associates ("IIA"). IIA, located at 53 State Street, Boston, Massachusetts 02109, and organized in 1982, is a wholly owned indirect subsidiary of John Hancock Subsidiaries, Inc. With respect to Sovereign Investors Fund, the Adviser's Sub-advisory Agreement with SAMCorp was terminated effective January 1, 1999.

With respect to Technology Fund, the Adviser has entered into a Sub-advisory Agreement with American Fund Advisors, Inc. ("AFA"). AFA is located at 1415 Kellum Place, Suite 205 Garden City, New York 11530 and was incorporated under the laws of New York in 1978. AFA, subject to the supervision of the Adviser, manages the Technology Fund's investments. AFA also provides investment advisory and management services to individual and institutional clients.

Under each respective Sub-advisory Agreement, the corresponding Sub-adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the corresponding Fund and the composition of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

As provided by the Advisory Agreements, each Fund pays the Adviser a fee, which is accrued daily and paid monthly in arrears and is equal on an annual basis to a stated percentage of the respective Fund's average daily net asset value.

------------------------------------------------ ---------------------------
Technology Fund                                  0.80%
------------------------------------------------ ---------------------------
International Fund                               0.90%
------------------------------------------------ ---------------------------
Regional Bank Fund                               0.80%
------------------------------------------------ ---------------------------
Financial Industries Fund                        0.80%
------------------------------------------------ ---------------------------
Small Cap Growth Fund                            0.75%
------------------------------------------------ ---------------------------
Mid Cap Growth Fund                              0.75%
------------------------------------------------ ---------------------------
Large Cap Growth Fund                            0.75%
------------------------------------------------ ---------------------------
Relative Value Fund                              0.60%
------------------------------------------------ ---------------------------
Core Equity Fund                                 0.70%
------------------------------------------------ ---------------------------
Sovereign Investors Fund                         0.60%
------------------------------------------------ ---------------------------
500 Index Fund                                   0.10%*
------------------------------------------------ ---------------------------
Bond Fund                                        0.50%
------------------------------------------------ ---------------------------
Strategic Income Fund                            0.60%
------------------------------------------------ ---------------------------
High Yield Bond Fund                             0.60%
------------------------------------------------ ---------------------------
Money Market Fund                                0.50%
------------------------------------------------ ---------------------------

*Reflects the Adviser's Agreement to limit the management fee. Without this limitation the management fee would be 0.35%. The Adviser has agreed to continue this limitation until April 30, 2001.


Under each Sub-advisory Agreement, the Adviser (not the Fund) pays a portion of its fee to the corresponding Sub-adviser. With respect to the International Fund, the Adviser pays a sub-advisory fee to Nicholas-Applegate equal to 55% of the gross management fee received by the Adviser with respect to the International Fund's average daily net assets. Until December 14, 2000, with respect to the International Fund, the Adviser paid a sub-advisory fee to IIIS equal to 55% of the gross management fee received by the Adviser with respect to the International Fund's average daily net assets. Prior to March 1, 2000, the Adviser paid JHAI a Sub-advisory fee equal to 70% of the advisory fee payable on the International Fund's average daily net assets. JHAI agreed to waive all but 0.05% of this fee beginning January 1, 2000. The Adviser's Subadvisory Agreement with JHAI was terminated effective March 1, 2000.

With respect to the Core Equity Fund, the Adviser pays a sub-advisory fee to IIA equal to 55% of the advisory fee payable on the Fund's average daily net assets. With respect to Technology Fund, the Adviser pays a sub-advisory fee to AFA equal to 0.10% of the Technology Fund's average daily net assets.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The adviser has voluntarily agreed to limit each Fund's expenses, excluding the management fee, to 0.25% of each Fund's average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by a Fund may also be held by other funds or investment advisory clients for which the Adviser or any of its affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-adviser for a Fund or for other funds or clients for which the Adviser or Sub-adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to each Advisory Agreement, and, where applicable, Sub-advisory Agreement, neither the Adviser nor any Sub-adviser is liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which its respective contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or any Sub-adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the applicable agreement.

Under the Advisory Agreements, each Fund may use the name "John Hancock" or any name derived from or similar to it only for as long as the applicable advisory agreement or any extension, renewal or amendment thereof remains in effect. If a Fund's advisory agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

For the fiscal years ended December 31, 1998, 1999 and 2000, the Adviser's management fee for each Fund is listed below.


   Funds                             1998 Management fee received by the Adviser
                                     -------------------------------------------
International                                              $49,454
Regional Bank                                               72,908
Financial Industries                                       324,581
Small Cap Growth                                            43,238
Mid Cap Growth                                               7,546
Large Cap Growth                                            48,603
Relative Value                                              45,181
Core Equity                                                112,746
Sovereign Investors                                        139,125
500 Index                                                   20,232*
Bond                                                        35,548
Strategic Income                                            62,923
High Yield Bond                                             32,414
Money Market                                                61,349


                           1999 Management fee           2000 Management fee
    Funds                  received by the Adviser       received by the Adviser
    -----                  -----------------------       -----------------------
Technology                         $----
International                        66,480
Regional Bank                       173,090
Financial Industries                398,471
Small Cap Growth                     80,965
Mid Cap Growth                       20,806
Large Cap Growth                    121,727
Relative Value                      147,515
Core Equity                         254,281
Sovereign Investors                 248,937
500 Index                            32,613*
Bond                                 57,967
Strategic Income                    117,404
High Yield Bond                      54,095
Money Market                        117,918

*Net of limitation by Adviser. For the fiscal years ended December 31, 1998, 1999 and 2000, the Adviser limited its management fee. Without this limitation, the management fee received by the Adviser would have been $70,811, $114,145 and
$      , respectively.

Each Advisory Agreement, Sub-advisory Agreement and Distribution Agreement will continue in effect from year to year if approved by either the vote of the Fund's shareholders or the Trustees, including a vote of a majority of the Trustees who are not parties to the agreement or "interested persons" of any such party, cast at a meeting called for such purposes. These agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the affected Fund and will terminate automatically if assigned. On December 12, 2000, the Trustees approved the termination of IIIS as Sub-Adviser to the International Fund and appointed Nicholas-Applegate as Sub-adviser effective December 14, 2000. This appointment is subject to shareholder approval before May 12, 2001.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services.

--------------------------------------------------------------------------------
Funds                             1998              1999           2000
--------------------------------------------------------------------------------
Technology                          ---              ----          ++++
--------------------------------------------------------------------------------
International                       870              1,312
--------------------------------------------------------------------------------
Regional Bank                     1,353+             3,822
--------------------------------------------------------------------------------
Financial Industries              6,370              8,707
--------------------------------------------------------------------------------
Small Cap Growth                    915              1,972
--------------------------------------------------------------------------------
Mid Cap Growth                      158+++             511
--------------------------------------------------------------------------------
Large Cap Growth                  1,012              2,952
--------------------------------------------------------------------------------
Relative Value                    1,136++            4,476
--------------------------------------------------------------------------------
Core Equity                       2,523              6,545
--------------------------------------------------------------------------------
Sovereign Investors               3,643              7,445
--------------------------------------------------------------------------------
500 Index                         3,237              5,834
--------------------------------------------------------------------------------
Bond                              1,109              2,094
--------------------------------------------------------------------------------
Strategic Income                  1,645              3,504
--------------------------------------------------------------------------------
High Yield Bond                     839++            1,598
--------------------------------------------------------------------------------
Money Market                      1,914              4,300
--------------------------------------------------------------------------------


*From commencement of operations on April 30, 1997.
+From commencement of operations on May 1, 1998.
++From commencement of operations on January 6, 1998.
+++From commencement of operations on January 7, 1998.
++++From commencement of operations on May 1, 2000

Personnel of the Adviser, Sub-Advisers, and their affiliates may trade securities for their personal accounts. The Funds also may hold, or may be buying or selling, the same securities. To prevent the Funds from being disadvantaged, the Adviser, the Sub-Adviser and their affiliates and the Funds have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

Distribution Agreement. John Hancock Funds, a wholly owned subsidiary of the Adviser, serves as the principal underwriter for the Trust in connection with the continuous offering of the shares of the Funds. John Hancock Funds has the exclusive right, pursuant to the Distribution Agreement, to purchase shares from the Funds at net asset value for resale to the separate accounts of insurance companies at the public offering price.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Funds' shares, the following procedures are utilized wherever applicable.

Debt securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt instruments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of any security may be determined in good faith in accordance with procedures approved by the Trustees.

Money Market Fund utilizes the amortized cost valuation method of valuing portfolio instruments in the absence of extraordinary or unusual circumstances. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the Fund. The Trustees will from time to time review the extent of any deviation of the net asset value, as determined on the basis of the amortized cost method, from net asset value as it would be determined on the basis of available market quotations. If any deviation occurs which may result in unfairness either to new investors or existing shareholders, the Trustees will take such actions as they deem appropriate to eliminate or reduce such unfairness to the extent reasonably practicable. These actions may include selling portfolio instruments prior to maturity to realize gains or losses or to shorten the Fund's average portfolio maturity, withholding dividends, splitting, combining or otherwise recapitalizing outstanding shares or utilizing available market quotations to determine net asset value per share.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the Funds' custodian based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time) by dividing the Fund's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of that Fund's shares may be significantly affected on days when a shareholder has no access to that Fund.

SPECIAL REDEMPTIONS

Although the Funds would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purpose of making such payment at the same value as used in determining net asset value. Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, each Fund must redeem its shares solely for cash, except to the extent that redemption payments during any 90-day period for any one account, would exceed the lesser of $250,000 or 1% of the net asset value.

DESCRIPTION OF THE TRUST'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have only authorized shares of the Funds. Additional series may be added in the future. The Trustees have not authorized the issuance of additional classes of shares of the Funds.

Each share of a Fund represents an equal proportionate interest in the assets belonging to that Fund. When issued, shares are fully paid and nonassessable except as provided in the Prospectuses under the caption "Organization and Management of the Funds." In the event of liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of a Fund are freely transferable and have no preemptive, subscription or conversion rights.

In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

The rights, if any, of Variable Contract holders to vote the shares of a Fund are governed by the relevant Variable Contract. For information on these voting rights, see the Prospectuses describing the Variable Contract.

Unless otherwise required by the 1940 Act or the Declaration of Trust, each Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, each Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Funds. The Declaration of Trust also provides for indemnification out of the Funds' assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Funds shall be liable for the liabilities of any other series. Furthermore, no fund included in the Funds' Prospectuses shall be liable for the liabilities of any other series. Liability is therefore limited to circumstances in which the Funds would be unable to meet their obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Funds to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify John Hancock Servicing Center of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S., except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

DIVIDENDS

Dividends from net investment income are declared and paid as follows:

FUND                                   DECLARED                   PAID
----                                   --------                   ----
Technology Fund                        Annually                   Annually
International Fund                     Annually                   Annually
Regional Bank Fund                     Quarterly                  Quarterly
Financial Industries Fund              Annually                   Annually
Small Cap Growth Fund                  Annually                   Annually
Mid Cap Growth Fund                    Annually                   Annually
Large Growth Fund                      Annually                   Annually
Relative Value Fund                    Quarterly                  Quarterly
Core Equity Fund                       Quarterly                  Quarterly
Sovereign Investors Fund               Quarterly                  Quarterly
500 Index Fund                         Quarterly                  Quarterly
Bond Fund                              Daily                      Monthly
Strategic Income Fund                  Daily                      Monthly
High Yield Bond Fund                   Daily                      Monthly
Money Market Fund                      Daily                      Monthly

Capital gains distributions are generally declared annually. Dividends are automatically reinvested in additional shares of the Funds.

TAX STATUS

Each Fund is treated as a separate entity for accounting and tax purposes, has elected or intends to elect to be treated, as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

Qualification of a Fund for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's annual gross income, without being offset for losses from the sale or other disposition of stock or securities or other transactions, be derived from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) each Fund distributes to its shareholders for each taxable year (in compliance with certain timing requirements) as dividends at least 90% of the sum of its taxable and tax-exempt net investment income, the excess of net short-term capital gain over net long-term capital loss earned in each year and any other net income (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the Fund to qualify as a regulated investment company but is taxed to the Fund if it is not distributed); and (c) each Fund diversifies its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

Each Fund also must, and intends to, comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts and, because Section 817(h) and those regulations treat the assets of the Fund as assets of the related separate account, the assets of a Fund that may be invested in securities of any one, two, three and four issuers. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally result in treatment of the variable contract holders other than as described in the applicable variable contract prospectuses, including possible current inclusion in ordinary income of income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (the "I.R.S.") based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Fund to qualify as a regulated investment company would also subject the Fund to federal and state income taxation of all of its taxable income and gain, whether or not distributed to shareholders.

If a Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may ameliorate these adverse tax consequences, but any such election could require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that is permitted to acquire stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income. Income from investments in commodities, such as gold and certain related derivative instruments, is also not treated as qualifying income under this test. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund's investment company taxable income computed without regard to such loss but after considering the post-October loss regulations (i.e., all of the Fund's net income other than any excess of net long-term capital gain over net short-term capital loss) the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

A Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.


For Federal income tax purposes, each Fund is generally permitted to carry forward a net realized capital loss in any year to offset its own net realized capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net realized capital gains are offset by such losses, they would not result in Federal income tax liability to the applicable Fund and would not be distributed as such to shareholders. As of December 31, 2000, the following Funds had capital loss carry forwards which expire in 2006 and 2007, respectively; Bond $0 and $67,593, Financial Industries $0 and $2,140,648, Strategic Income $4,130 and $136,493, Sovereign Investors $157,877 and $101,159, and High Yield Bond $122,097 and $0.


Each Fund that invests in certain pay in-kind securities ("PIKs") (debt securities whose interest payments may be made either in cash or in-kind), zero coupon securities or certain increasing rate securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in income currently) must accrue income on such investments prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income tax. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Investments in debt obligations that are at risk of or are in default present special tax issues for any Fund that may hold such obligations, such as Relative Value Fund, Sovereign Investors Fund, Strategic Income Fund and High Yield Bond Fund. Tax rules are not entirely clear about issues such as when the Funds may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that may hold such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income tax.

Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's ability to enter into futures, options and currency forward transactions.

Certain options, futures and forward foreign currency transactions undertaken by a Fund may cause such Fund to recognize gains or losses from marking to market even though its securities or other positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures and forward foreign currency contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

The tax rules applicable to dollar rolls, currency swaps and interest rate swaps, caps, floors and collars may be unclear in some respects, and the Funds may be required to limit participation in such transactions in order to qualify as regulated investment companies. Additionally, the Fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. The Fund may have to sell portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to the Funds and certain aspects of their distributions. The discussion does not address special tax rules applicable to insurance companies. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership or redemption of shares of, and receipt of distributions from, a Fund in their particular circumstances.

The Funds are not subject to Massachusetts corporate excise or franchise taxes. Provided that each Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.


CALCULATION OF PERFORMANCE

For the 30-day period ended December 31, 2000, the annualized yield was:

Bond Fund                  XXX%
Strategic Income Fund      XXX%
High Yield Bond Fund       XXX%


Yield (except for Money Market Fund). The yield of each Fund (except for Money Market Fund) is computed by dividing net investment income per share determined for a 30-day period by the net asset value per share on the last day of the period and annualizing the result.

While this is the standard accounting method for calculating yield, it does not reflect the Fund's actual bookkeeping; as a result, the income reported or paid by the Fund may be different. The Fund's yield is computed according to the following standard formula:

Yield = 2 ( [ ( a - b ) + 1 ] - 1 )
               -------
                 cd

Where:

         a =      dividends and interest earned during the period.
         b =      net expenses accrued during the period.
         c =      the average daily number of fund shares outstanding
                  during the period  that would be  entitled to receive
                  dividends.
         d =      the net asset value per share on the last day of the period.

Money Market Fund Yield. For the purposes of calculating yield for the Money Market Fund, daily income per share consists of interest and discount earned on the Fund's investments less provision for amortization of premiums and applicable expenses, divided by the number of shares outstanding, but does not include realized or unrealized appreciation or depreciation.

If the Fund reports its annualized yield, it will also furnish information as to the average portfolio maturities of the Fund. It will also report any material effect of realized gains or losses or unrealized appreciation on dividends which have been excluded from the computation of yield.

Yield calculations are based on the value of a hypothetical preexisting account with exactly one share at the beginning of the seven day period. Yield is computed by determining the net change in the value of the account during the base period and dividing the net change by the value of the account at the beginning of the base period to obtain the base period return. Base period is multiplied by 365/7 and the resulting figure is carried to the nearest 100th of a percent. Net change in account value during the base period includes dividends declared on the original share, dividends declared on any shares purchased with dividends of that share and any account or sales charges that would affect an account of average size, but excludes any capital changes.

Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

         EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]-1

Total Return. Each Fund's total return is computed by finding the average annual compounded rate of return over the indicated period that would equate the initial amount invested to the ending redeemable value according to the following formula


The average annual total return for each Fund for the 1 year period ended December 31, 2000 and since, the commencement of operations through December 31, 2000 is as follows:

                               1 year period ended    Commencement of Operations
Funds                           December 31, 2000     to December 31, 2000*
-----                           -----------------     --------------------------

V.A. Technology Fund                    %                       %
V.A. International                      %                       %
V.A. Financial Industries               %                       %
V.A. Regional Bank                      %                       %
V.A. Small Cap Growth                   %                       %
V.A. Mid Cap Growth                     %                       %
V.A. Large Cap Growth                   %                       %
V.A. Relative Value                     %                       %
V.A. Core Equity                        %                       %
V.A. Sovereign Investors                %                       %
V.A. 500 Index                          %                       %
V.A. Bond                               %                       %
V.A. High Yield Bond                    %                       %
V.A. Strategic Income                   %                       %


* V.A. Financial Industries Fund commenced operations on April 30, 1997. Relative Value Fund and High Yield Bond Fund commenced operations on January 6, 1998. Mid Cap Growth Fund commenced operations on January 7, 1998. Regional Bank Fund commenced operations on May 1, 1998. Each of the other funds commenced operations on August 29, 1996.

     n _____
T = \ /ERV/P - 1

         P =      a hypothetical initial payment of $1,000.
         T =      average annual total return.
         n =      number of years.
         ERV =    ending redeemable value of a hypothetical  $1,000 investment made at the beginning of the indicated period.

This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of a Fund during the period stated by the net asset value at the end of the period.

In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period.

From time to time, in reports and promotional literature, a Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper--Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, etc. will also be utilized. A Fund's promotional and sales literature may make reference to the Fund's "beta." Beta reflects the market-related risk of the Fund by showing how responsive the Fund is to the market.

The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of a Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease a Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser, any Sub-adviser and the officers of the Trust pursuant to recommendations made by its investment committee, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Funds. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser or Sub-adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

Each Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the NASDAQ and other policies that the Trustees may determine, the Adviser or Sub-Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute a Fund's portfolio transactions.

Purchases of securities for Bond Fund, Strategic Income Fund and High Yield Bond Fund are normally principal transactions made directly from the issuer or from an underwriter or market maker for which no brokerage commissions are usually paid. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases and sales from dealers serving as market makers will usually include a mark up or mark down. Purchases and sales of exchange-traded options and futures will be effected through brokers who charge a commission for their services.

To the extent consistent with the foregoing, each Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser or relevant Sub-adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or relevant Sub-adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser or relevant Sub-adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or relevant Sub-adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or relevant Sub-adviser may result in research information and statistical assistance beneficial to the Funds. The Funds will not make commitments to allocate portfolio transactions on any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of each Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees.


--------------------------------------------------------------------------------
                             1998 Broker            1999 Broker      2000 Broker
Funds                        Commissions            Commissions      Commissions
--------------------------------------------------------------------------------
Technology
--------------------------------------------------------------------------------
International                 $31,688                $44,805
--------------------------------------------------------------------------------
Regional Bank                  15,933                 13,672
--------------------------------------------------------------------------------
Financial Industries           85,961                107,541
--------------------------------------------------------------------------------
Small Cap Growth               10,790                 15,451
--------------------------------------------------------------------------------
Mid Cap Growth                  4,603                  7,790
--------------------------------------------------------------------------------
Large Cap Growth               28,768                 55,628
--------------------------------------------------------------------------------
Relative Value                 67,087                113,466
--------------------------------------------------------------------------------
Core Equity                    15,467                 43,018
--------------------------------------------------------------------------------
Sovereign Investors            34,227                 38,021
--------------------------------------------------------------------------------
500 Index                       8,110                  4,016
--------------------------------------------------------------------------------
Bond                                0                      0
--------------------------------------------------------------------------------
Strategic Income                  455                     12
--------------------------------------------------------------------------------
High Yield Bond                 2,778                  1,613
-------------------------------------------------------------------------------

As permitted by Section 28(e) of the Securities Exchange Act of 1934, a Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. During the fiscal year ended December 31, 2000, Core Equity, 500 Index, Financial Industries, Bond, High Yield Bond, International, Sovereign Investors, Strategic Income did not directed commissions in the amounts of to compensate brokers for research services such as industry, economics and company reviews and evaluations of securities. During the fiscal year ended December 31, 2000, Regional Bank, Small Cap Growth, Large Cap Growth, Relative Value, Mid Cap Growth and Technology directed commissions in the amounts of $4,670, $4,369, $29,295, 37,662, $11,649, and $1,391, respectively, to compensate brokers for research services such as industry, economics and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Credit Agricole, IIIS parent, has several affiliates engaged in the brokerage business in Europe and Asia: Credit Agricole Indosuez Cheuvreux; CPR Action (ex-Schelcher Prince Cheuvreux de Virieu International Ltd, London; Cheuvreux de Virieu, Nordic AB, Stockholm, Cheuvreux de Virieu, Espana, Madrid, Credit Agricole Indosuez Cheuvreux Deutschland GMBH, Frankfourt/ Main; Caboto Sim in Italy; Carr Securities; Carr Futures SNC. (Paris) and Carr Futures PTE, Singapore (all
"Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Funds may execute portfolio transactions with or through Affiliated Brokers. During the fiscal years ending December 31, 1998, 1999 and 2000, the Funds did not execute any portfolio transactions with Affiliated Brokers.

Affiliated Brokers may act as broker for a Fund on exchange transactions, subject, however, to the general policy of the Funds set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to a Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Funds, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Funds. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Funds. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Sub-Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

SHAREHOLDER SERVICING AGENT

John Hancock Annuity Servicing Office, 529 Main Street, (X-4) Charlestown, MA 02129, a division of the Life Company, is the shareholder servicing agent for the Funds. Currently, the Funds pay no fee.

CUSTODY OF PORTFOLIO

Portfolio securities of the International Fund, Money Market Fund and 500 Index Fund are held pursuant to a custodian agreement between the Trust and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02205. Portfolio securities of the other Funds are held pursuant to a custodian agreement between the Trust and Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02117. Under the custodian agreements, the custodians perform custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

__________________, 200 Clarendon Street Boston, Massachusetts 02116, is the independent auditor of the Trust. The financial statements of the Funds have been audited by __________________ for the periods indicated in their report thereon appearing elsewhere herein, and have been included in reliance on their report as experts given by their authority in accounting and auditing.

APPENDIX

Description of Bond Ratings

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues as rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC: Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC: The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C: The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an active or implied 'CCC-' debt rating. The 'C' debt rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

FITCH INVESTORS SERVICE ("Fitch")

AAA, AA, A, BBB - Bonds rated AAA are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue. Bonds rated A are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

Moody's - Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1, indicates highest quality repayment capacity of rated issue and Prime-2 indicates higher quality.

S&P - Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issuers rated A have the greatest capacity for a timely payment and the designation 1,2 and 3 indicates the relative degree of safety. Issues rated "A-1=" are those with an "overwhelming degree of credit protection."

Fitch - Commercial Paper ratings reflect current appraisal of the degree of assurance of timely payment. F-1 issues are regarded as having the strongest degree of assurance for timely payment. (=) is used to designate the relative position of an issuer within the rating category. F-2 issues reflect an assurance of timely payment only slightly less in degree than the strongest issues. The symbol (LOC) may follow either category and indicates that a letter of credit issued by a commercial bank is attached to the commercial paper note.

Other Considerations - The ratings of S&P, Moody's, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

FINANCIAL STATEMENTS

                           JOHN HANCOCK DECLARATION TRUST

                                     PART C.


OTHER INFORMATION

Item. 23.  Exhibits:

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 24.   Persons Controlled by or under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with Registrant.

Item. 25.  Indemnification.

Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article IV of the Registrant's By Laws included as Exhibit 1 herein.

Under Section 12 of the Distribution Agreement, John Hancock Funds, Inc. ("John Hancock Funds") has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

Section 9(a) of the By-Laws of John Hancock Life Insurance Company ("the Insurance Company") provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

Article IX of the respective By-Laws of John Hancock Funds and John Hancock Advisers, Inc. ("the Adviser") provide as follows:

"Section 9.01. Indemnity. Any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the Corporation a director, officer, employee or agent of the Corporation or is or was at any time since the inception of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and the liability was not incurred by reason of gross negligence or reckless disregard of the duties involved in the conduct of his office, and expenses in connection therewith may be advanced by the Corporation, all to the full extent authorized by the law."

"Section 9.02. Not Exclusive; Survival of Rights: The indemnification provided by Section 9.01 shall not be deemed exclusive of any other right to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person."

Insofar as indemnification for liabilities under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Declaration of Trust and By-Laws of John Hancock Funds, the Adviser, or the Insurance Company or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Advisers.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Adviser, reference is made to Form ADV (801-8124) filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.

Item 27.  Principal Underwriters.

(a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Cash Reserve, Inc., John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series Trust, John Hancock Tax-Free Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock World Fund, John Hancock Investment Trust, John Hancock Institutional Series Trust, Special Equities Fund, John Hancock Investment Trust II, John Hancock Equity Trust and John Hancock Investment Trust III.

(b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.


          Name and Principal                Positions and Offices                 Positions and Offices
          ------------------               ---------------------                  ---------------------
           Business Address                   with Underwriter                       with Registrant
           ----------------                   ----------------                       ---------------


Stephen L. Brown                            Director and Chairman                  Trustee and Chairman
John Hancock Place
Boston, Massachusetts

Maureen R. Ford                        Director, Vice Chairman and           Trustee, Vice Chairman, President and
101 Huntington Avenue                  Chief Executive Officer                 Chief Executive Officer
Boston, Massachusetts

Robert H. Watts                              Director, Executive Vice                      None
John Hancock Place                        President and Chief Compliance
P.O. Box 111                                         Officer
Boston, Massachusetts

Robert A. Brown                          Senior Vice President, Chief              Senior Vice President
101 Huntington Avenue                    Financial Officer and Treasurer        and Chief Financial Officer
Boston, Massachusetts

David A. King                                        Director                              None
380 Stuart Street
Boston, Massachusetts



                                      C-3



          Name and Principal                Positions and Offices                 Positions and Offices
          ------------------               ---------------------                  ---------------------
           Business Address                   with Underwriter                       with Registrant
           ----------------                   ----------------                       ---------------

Susan S. Newton                               Senior Vice President         Senior Vice President and Secretary
101 Huntington Avenue
Boston, Massachusetts

Thomas E. Moloney                                   Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                                 Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John M. DeCiccio                                    Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts


                                      C-4


          Name and Principal                Positions and Offices                 Positions and Offices
          ------------------               ---------------------                  ---------------------
           Business Address                   with Underwriter                       with Registrant
           ----------------                   ----------------                       ---------------


David D'Alessandro                                  Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

James V. Bowhers                                    President                             None
101 Huntington Avenue
Boston, Massachusetts

Kathleen M. Graveline                         Senior Vice President                       None
P.O. Box 111
Boston, Massachusetts

Keith F. Hartstein                            Executive Vice President                    None
101 Huntington Avenue
Boston, Massachusetts

Peter Mawn                                    Senior Vice President                       None
101 Huntington Avenue
Boston, Massachusetts

Dale Beardon                                     Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

Thomas H. Connors                                Vice President                           None
101 Huntington Avenue
Boston, Massachusetts


                                      C-5





          Name and Principal            Positions and Offices                    Positions and Offices
          ------------------            ---------------------                    ---------------------
           Business Address                With Underwriter                        with Registrant
           ----------------                ----------------                        ---------------

Karen F. Walsh                                   Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

Gary Cronin                                      Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

Kristine McManus                                 Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

         (c)      None.

Item 28. Location of Accounts and Records.

         The Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 101 Huntington Avenue, Boston Massachusetts 02199-7603. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

Item 29.  Management Services.

                Not applicable.

Item 30.  Undertakings.

                Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 21st day of February, 2001.

                                           JOHN HANCOCK DECLARATION TRUST

                                     By:              *
                                           --------------------------
                                           Stephen L. Brown
                                           Chairman

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


     Signature                              Title                          Date
     ---------                              -----                          ----


         *                       Trustee and Chairman                    February 21, 2001
-------------------------
Stephen L. Brown

         *
-------------------------        Trustee, Vice Chairman, President and
Maureen R. Ford                  Chief Executive Officer


/s/James J. Stokowski            Vice President, Treasurer
-------------------------        (Principal Accounting Officer)
James J. Stokowski

         *                       Trustee
-------------------------
Dennis S. Aronowitz

         *                       Trustee
-------------------------
Richard P. Chapman, Jr.

         *                       Trustee
-------------------------
William J. Cosgrove

         *                       Trustee
-------------------------
Leland O. Erdahl


                                      C-7




         *                       Trustee
-------------------------
Richard A. Farrell

         *                       Trustee
-------------------------
Gail D. Fosler

         *                       Trustee
-------------------------
William F. Glavin

         *                       Trustee
-------------------------
John A. Moore

         *                       Trustee
-------------------------
Patti McGill Peterson



By:      /s/Susan S. Newton                                           Feruary 21, 2001
         ------------------
         Susan S. Newton,
         Attorney-in-Fact, under
         Powers of Attorney dated
         December 7, 1999.


                         John Hancock Declaration Trust

                                INDEX TO EXHIBITS

99.(a)   Articles of Incorporation.  Declaration of Trust dated
         November 15, 1995.*

99.(a).1 Establishment and Designation of shares of beneficial interest of V.A.
         Growth and Income Fund. V.A. High Yield Bond Fund, V.A. Special
         Opportunities Fund dated September 9, 1997.******

99.(a).2 Instrument changing names of series dated May 21, 1996.******

99.(a).3 Amendment  and  Designation  of shares of  beneficial  interest of John
         Hancock Financial Industries Fund dated March 11, 1997 ****

99.(a).4 Instrument  changing  names of series  of  shares  of the  trust  (V.A.
         Discover to V.A Growth) dated January 2, 1998*****

99.(a).5 Establishing and Designation of shares of beneficial interest of John
         Hancock V.A. Regional Bank Fund date March 10, 1998.******

99.(a).6 Instrument changing names of series of shares of the Trust (V.A.
         Sovereign Bond to V.A. Bond Fund).******

99.(a).7 Abolition of John Hancock V.A. World Bond Fund dated March 9, 1999.*******

99.(a).8 Instrument Changing Names of Series of the Trust dated March 9, 1999.*******

99.(a).9 Instrument Fixing the Number of Trustees and Appointing Individual to
         Fill Vacancy dated December 7, 1999.********

99.(a).10 Instrument Changing name of series of shares of the trust (V.A. Large
          Cap Value to V.A. Relative Value) dated March 7, 2000.#

99.(a).11 Establishing and Designation of shares of beneficial interest of John
          Hancock V.A. Technology Fund dated March 7, 2000.#

99.(b)   By-Laws.  Amended and Restated By-Laws dated December 3, 1996.***

99.(c)   Instruments Defining Rights of Securities Holders.  See exhibits
         99.(a) and 99.(b).

99.(d)   Investment Advisory Contracts.  Investment Advisory Agreement between
         John Hancock V.A. International Fund, John Hancock V.A. Emerging Growth
         Fund, John Hancock V.A. Growth Fund, John Hancock V.A. Independence
         Equity Fund, John Hancock  V.A. Sovereign Investors Fund, John Hancock
         V.A. 500 Index Fund, John Hancock V.A. Bond Fund, John Hancock V.A.
         Strategic Income Fund and John Hancock V.A. Money Market Fund and John
         Hancock Advisers, Inc.**

99.(d).1 Investment Advisory  Agreement  between  John  Hancock V.A  Financial
         Industries Fund dated May 1,  1997.******

99.(d).2 Investment  Advisory  Agreement between John Hancock V.A Special
         Opportunities  Fund,  John  Hancock V.A. Growth and Income Fund and
         John Hancock V.A. High Yield Bond Fund and John Hancock Advisers, Inc.
         dated January 2, 1998.******

99.(d).3 Investment Advisory Agreement between John Hancock V.A Regional Bank
         Fund and John Hancock Advisers, Inc. dated May 1, 1998.******

99.(d).4 Sub-Investment Management Contracts among the Registrant on behalf of John Hancock V.A. International Fund, John Hancock Advisers, Inc. and
         John Hancock Advisers International, Ltd..**

99.(d).5 Sub-Investment Management Contracts among the Registrant on behalf of John Hancock V.A. Independence Equity Fund, John Hancock Advisers, Inc.
         and Independence Investment Associates, Inc.**

99.(d).6 Sub-Investment Management Contracts among the Registrant on behalf of John Hancock V.A. International Fund, John Hancock Advisers, Inc. and
         Indocam International Investment Services.********

99.(d).7 John Hancock Advisers International, Limited waived a part of its fees as of January 1, 2000.#

99.(d).8 Instrument Terminating Sub-Investment Management Contract among the
         Registrant on behalf of John Hancock V.A. International, John Hancock
         Advisers, Inc. and John Hancock Advisers International, Limited.#

99.(d).9 Investment Advisory Agreement between John Hancock V.A. Technology Fund and John Hancock Advisers, Inc.#


99.(d).10 Sub-Investment Management Contract among between John Hancock V.A.
          Technology Fund on behalf of John Hancock Advisers, Inc. and American
          Fund Advisers, Inc.#

99.(d).11 Interim Sub-Investment Management Contract among the Registrant on behalf of V.A. International Fund, John Hancock Advisers, Inc. and
          Nicholas-Applegate Capital Management.+

99.(d).12 Second Interim Sub-Investment Management Contract among the Registrant on behalf of V.A. International Fund, John Hancock Advisers, Inc. and
          Nichloas-Applegate Capital Management.+

99.(e)   Underwriting Contracts.  Distribution Agreement between John Hancock
         Funds, Inc. and the Registrant dated July 22, 1996.***

99.(e).1 Amendment to Distribution Agreement between V.A. Financial Industries and John Hancock Funds, Inc. dated May 1, 1997.******

99.(e).2 Amendment to Distribution Agreement between V.A. High Yield Bond, V.A.
         Growth and Income and V.A. Special Opportunities Funds and John Hancock
         Funds, Inc. dated January 2, 1998.******

99.(e).3 Amendment to Distribution Agreement between V.A. Regional Bank Fund and
         John Hancock Funds, Inc. dated May 1, 1998.******

99.(e).4 Amendments to the Distribution Agreement between V.A. Technology Fund, the Registrant and John Hancock Funds, Inc. dated May 1, 2000.#

99.(f)   Bonus or Profit Sharing Contracts.  Not Applicable.

99.(g) Custodian Agreements. Amended and Restated Master Custodian Agreement between John Hancock Mutual Funds and Investors Bank and Trust Company dated March 9, 1999.*******

99.(g).1 Amended and Restated Master Custodian  Agreement between John Hancock
         Mutual Funds and State Street Bank and Trust Company dated March 9, 1999.*******

99.(g).2 Agreement between the Registrant on behalf of V.A. Technology Fund and Investors Bank & Trust Company to maintain the Fund's securities and cash in the custody of the Bank pursuant to Master Custodian Agreement effective May 1, 2000.#

99.(h) Other Material Contracts. Amended and Restated Master Transfer Agency and Service Agreement between John Hancock funds and John Hancock
         Signature Services, Inc. dated July 22, 1996.#

99.(h).1 Accounting Services Agreement between John Hancock Advisers, Inc. and
         Registrant as of January 1, 1996.******

99.(h).2 Amendment Master Transfer Agency and Service Agreement establishing a new series of shares, V.A. Technology, and Registrant retaining the Transfer Agent.#

99.(i)   Legal Opinion.+

99.(j)   Other Opinions.

99.(k)   Omitted Financial Statements.  Not Applicable.

99.(l)   Initial Capital Agreements.  Not Applicable.


99.(m)   Rule 12b-1 Plans.  Not Applicable

99.(n)   Rule 18f-3 Plan.  Not Applicable

99.(p)   Code of Ethics.  John Hancock Funds, Inc., Independence Investments
         Associates, Inc., Indocam International Investment Services and
         American Fund Advisors, Inc.#

99.(p).1 Code of Ethics and Conduct.  Nicholas-Applegate.+

*        Previously filed electronically with Registration Statement file nos.
         811-07437 and 33-64465 on November 20, 1995, accession number
         0000950146-95-000740.

** Previously filed electronically with Registration Statement and/or pre-effective amendment no.1 file nos. 811-07437 and 33-64465 on August 7, 1996, accession number 0001010521-96-000139.

*** Previously filed electronically with Registration Statement and/or post-effective amendment no. 3. file nos. 811-07437 and 33-64465 on February 14, 1997, accession number 0001010521-97-000212-.

**** Previously filed electronically with Registration Statement and/or post-effective amendment no.4. file nos. 811-07437 and 33-64465 on April 29, 1997 accession number 0001010521-97-000278.

***** Previously filed electronically with Registration Statement and/or post-effective amendment no.6. file nos. 811-07437 and 33-64465 on October 1, 1997 accession number 0001010521-97-000403.

****** Previously filed electronically with Registration Statement and/or post-effective amendment no. 9 file nos. 811-07437 and 33-64465 on February 23, 1999 accession number 0001010521-99-000137.

******* Previously filed electronically with Registration Statement and/or post-effective amendment no. 10 file nos. 811-07437 and 33-64465 on April 29, 1999 accession number 0001010521-99-000201.

******** Previously filed electronically with Registration Statement and/or post-effective amendment no. 11 file nos. 811-07437 and 33-64465 on February 16, 2000 accession number 0001010521-00-000186.

********* Previously filed electronically with Registration Statement and/or post-effective amendment no. 12 file nos. 811-07437 and 33-64465 on April 27, 2000 accession number 0001010521-00-000253.

+        Filed herewith.